UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

INSPIREMD, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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InspireMD, Inc.

4 Menorat Hamaor St.

Tel Aviv, Israel 67448

Telephone: 972-3-6917691

November 9, 2012

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of InspireMD, Inc. to be held at 4:00 p.m., New York time, on December 21, 2012 at the offices of Haynes and Boone, LLP, located at 30 Rockefeller Plaza, 26th Floor, New York, New York 10112. Please see the enclosed Notice of Annual Meeting of Stockholders for information regarding admission to the meeting.

Please note that in order to gain admission to the site of our annual meeting, all attendees will need to present a photo identification card and have their name previously provided to building security. As such, in order to facilitate your attendance at the annual meeting, we strongly encourage you to advise Craig Shore, chief financial officer, treasurer and secretary, by email at craigs@inspiremd.com or phone at 972-3-6917691 if you plan to attend the meeting prior to 5:00 p.m., New York time, on December 20, 2012 so that we can timely provide your name to building security. In the event that you do not advise us ahead of time that you will be attending the annual meeting, we encourage you to arrive at the meeting no later than 3:30 p.m., New York time, in order to ensure that you are able to pass through security prior to the start of the meeting.

Your vote is very important, regardless of the number of shares of our voting securities that you own. Please submit your proxy or attend the meeting and vote in person so your vote will be counted.

To vote your shares, you may use the enclosed proxy card or attend the meeting and vote in person. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the meeting. On behalf of the board of directors, I urge you to complete, sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the meeting in person.

Thank you for your support of our company. I look forward to seeing you at the annual meeting.

Sincerely,

/s/ Sol J. Barer, Ph.D.

Sol J. Barer, Ph.D.
Chairman

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON DECEMBER 21, 2012:

Our official Notice of Annual Meeting of Stockholders, Proxy Statement and 2012 Annual Report to Stockholders are available at:

www.proxyvote.com

InspireMD, Inc.

4 Menorat Hamaor St.

Tel Aviv, Israel 67448

Telephone: 972-3-6917691

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 21, 2012

The 2012 Annual Meeting of Stockholders of InspireMD, Inc., a Delaware corporation (the “Company”), will be held at 4:00 p.m., New York time, on December 21, 2012 at the offices of Haynes and Boone, LLP, located at 30 Rockefeller Plaza, 26th Floor, New York, New York 10112. We will consider and act on the following items of business at the Annual Meeting:

(1)	Election of two Class 1 directors to serve on our board of directors for a term of three years or until their successors are elected and qualified, for which the following are nominees: Sol J. Barer, Ph.D. and Paul Stuka.

(2)	A proposal to amend the InspireMD, Inc. 2011 UMBRELLA Option Plan (the “UMBRELLA Plan”) to increase the total number of shares of common stock authorized for issuance under such plan by 5,000,000 shares and to permit the awarding of “incentive stock options” pursuant to the U.S. portion of the plan.

(3)	An advisory vote on executive compensation as disclosed in these materials.

(4)	An advisory vote on whether an advisory vote on executive compensation should be held every one, two or three years.

(5)	Ratification of the appointment of Kesselman & Kesselman, Certified Public Accountants, as our independent registered public accounting firm for the fiscal year ending June 30, 2013.

(6)	Such other business as may properly come before the Annual Meeting.

Stockholders are referred to the Proxy Statement accompanying this notice for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the board of directors recommends a vote FOR the nominees for director named above, FOR the amendment to the UMBRELLA Plan, FOR approval of the compensation of the Company’s named executive officers, FOR holding a non-binding vote every three years regarding approval of the compensation of the Company’s named executive officers and FOR the ratification of the appointment of Kesselman & Kesselman, Certified Public Accountants, as our independent registered public accounting firm for the fiscal year ending June 30, 2013.

The board of directors has fixed the close of business on November 1, 2012 as the record date (the “Record Date”). Only holders of record of shares of our common stock are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or at any postponement(s) or adjournment(s) of the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at the office of the Company during regular business hours for the 10 calendar days prior to and during the Annual Meeting.

Please note that in order to gain admission to the site of our annual meeting, all attendees will need to present a photo identification card and have their name previously provided to building security. As such, in order to facilitate your attendance at the annual meeting, we strongly encourage you to advise Craig Shore, chief financial officer, treasurer and secretary, by email at craigs@inspiremd.com or phone at 972-3-6917691 if you plan to attend the meeting prior to 5:00 p.m., New York time, on December 20, 2012 so that we can timely provide your name to building security. In the event that you do not advise us ahead of time that you will be attending the annual meeting, we encourage you to arrive at the meeting no later than 3:30 p.m., New York time, in order to ensure that you are able to pass through security prior to the start of the meeting.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your shares are registered in your name, even if you plan to attend the Annual Meeting or any postponement or adjournment of the Annual Meeting in person, we request that you complete, date, sign and mail the enclosed form of proxy in accordance with the instructions set out in the form of proxy and in the Proxy Statement to ensure that your shares will be represented at the Annual Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Annual Meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

By Order of The Board of Directors,

/s/ Sol J. Barer

Sol J. Barer, Ph.D.
Chairman

November 9, 2012

Table of Contents

ABOUT THE ANNUAL MEETING	1

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS	7

REPORT OF THE AUDIT COMMITTEE	10

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	11

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	13

PROPOSAL 1: ELECTION OF CLASS 1 DIRECTORS	14

EXECUTIVE OFFICERS	16

EXECUTIVE COMPENSATION	20

PROPOSAL 2: APPROVAL OF AMENDMENT TO THE UMBRELLA PLAN	39

PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION	46

PROPOSAL 4: ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION	47

PROPOSAL 5: RATIFICATION OF APPOINTMENT OF Kesselman & Kesselman, Certified Public Accountants, AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	48

OTHER BUSINESS	50

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS	50

i

InspireMD, Inc.

4 Menorat Hamaor St.

Tel Aviv, Israel 67448

Telephone: 972-3-6917691

 PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 21, 2012

Unless the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our,” the “Company,” or “InspireMD” for periods prior to the closing of our share exchange transactions on March 31, 2011 refer to InspireMD Ltd., a private company incorporated under the laws of the State of Israel that is now our wholly-owned subsidiary, and its subsidiary, and references to “we,” “us,” “our,” the “Company,” or “InspireMD” for periods subsequent to the closing of the share exchange transactions refer to InspireMD, Inc., a Delaware corporation, and its direct and indirect subsidiaries. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our voting securities, which consist of our common stock, par value $0.0001 per share.

The accompanying proxy is solicited by the board of directors on behalf of InspireMD, Inc., a Delaware corporation, to be voted at the annual meeting of stockholders of the Company (the “Annual Meeting”) to be held on December 21, 2012, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and at any adjournment(s) or postponement(s) of the Annual Meeting. This Proxy Statement and accompanying form of proxy are expected to be first sent or given to stockholders on or about November 9, 2012.

The executive offices of the Company are located at, and the mailing address of the Company is, 4 Menorat Hamaor St., Tel Aviv, Israel 67448.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON DECEMBER 21, 2012:

Our official Notice of Annual Meeting of Stockholders, Proxy Statement and 2012 Annual Report to Stockholders are available at:

www.proxyvote.com

ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a street name holder, you must obtain a proxy from your broker or nominee in order to vote your shares in person at the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the Securities and Exchange Commission (the “SEC”) require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice, including the following:

(1)	Election of two Class 1 directors to serve on our board of directors for a term of three years or until their successors are elected and qualified, for which the following are nominees: Sol J. Barer, Ph.D. and Paul Stuka.

(2)	A proposal to amend the UMBRELLA Plan to increase the total number of shares of common stock authorized for issuance under such plan by 5,000,000 shares and to permit the awarding of “incentive stock options” pursuant to the U.S. portion of the plan.

(3)	An advisory vote on executive compensation as disclosed in these materials.

(4)	An advisory vote on whether an advisory vote on executive compensation should be held every one, two or three years.

(5)	Ratification of the appointment of Kesselman & Kesselman, Certified Public Accountants, as our independent registered public accounting firm for the fiscal year ending June 30, 2013.

(6)	Such other business as may properly come before the Annual Meeting.

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, we may send only one Proxy Statement to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate Proxy Statement in the future, he or she may contact InspireMD, Inc., 4 Menorat Hamaor St., Tel Aviv, Israel 67448, Attn: Investor Relations or call 972-3-6917691 and ask for Investor Relations. Eligible stockholders of record receiving multiple copies of our Proxy Statement can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other nominee can request householding by contacting the nominee.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to Investor Relations at the address or phone number set forth above.

SEC rules permit companies to send you a notice that proxy information is available on the Internet, instead of mailing you a complete set of materials. In the future, the Company may choose to distribute proxy information in this manner.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a proxy card for shares held in your name and a voting instruction card for shares held in street name. Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your shares are voted.

What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on November 1, 2012 (the “Record Date”). The Record Date is established by the board of directors as required by Delaware law. On the Record Date, 71,374,976 shares of common stock were issued and outstanding.

Who is entitled to vote at the Annual Meeting?

Holders of common stock at the close of business on the Record Date may vote at the Annual Meeting.

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What are the voting rights of the stockholders?

Each holder of common stock is entitled to one vote per share of common stock on all matters to be acted upon at the Annual Meeting.

The presence, in person or by proxy, of the holders of a majority of the shares of the stock entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote at the Annual Meeting, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Action Stock Transfer Corporation, our stock transfer agent, you are considered the stockholder of record with respect to those shares. The Proxy Statement and proxy card have been sent directly to you by us.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” The Proxy Statement and proxy card have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions they included in the mailing or by following their instructions for voting.

What is a broker non-vote?

A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Your broker does not have discretionary authority to vote your shares with respect to the election of directors, the advisory vote on executive compensation or the advisory vote on whether an advisory vote on executive compensation should be held every one, two or three years in the absence of specific instructions from you.

How do I vote my shares?

If you are a record holder, you may vote your voting securities at the Annual Meeting in person or by proxy. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot. The ballot will be provided at the Annual Meeting. To vote by proxy, you must mark, sign, date and promptly return the enclosed proxy card.

The proxy card is fairly simple to complete, with specific instructions on the card. By completing and submitting it, you will direct the designated persons (known as a “proxy”) to vote your stock at the Annual Meeting in accordance with your instructions. The board of directors has appointed Sol J. Barer, Ph.D., chairman of the board of directors, and Craig Shore, chief financial officer, treasurer and secretary, to serve as the proxies for the Annual Meeting.

Your proxy card will be valid only if you sign, date and return it before the Annual Meeting. If you complete all of the proxy card except one or more of the voting instructions, then the designated proxies will vote your shares “FOR” each proposal as to which you provide no voting instructions. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you complete the voting instruction card except one or more of the voting instructions, then your broker may be unable to vote your shares with respect to the proposal as to which you provide no voting instructions. See “What is a broker non-vote?” Alternatively, if you want to vote your shares in person at the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee issued proxy. If you fail to bring a nominee-issued proxy to the Annual Meeting, you will not be able to vote your nominee-held shares in person at the Annual Meeting.

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Even if you currently plan to attend the Annual Meeting, we recommend that you also return your proxy card or voting instructions as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

Who counts the votes?

All votes will be tabulated by Craig Shore, chief financial officer, treasurer and secretary, the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.

What are my choices when voting?

In the election of directors (Proposal 1), stockholders may vote for all director nominees or may withhold their votes as to one or more director nominees. With respect to the proposal to amend the UMBRELLA Plan, the advisory vote on executive compensation and the ratification of the independent registered public accounting firm (Proposals 2, 3 and 5), stockholders may vote for the proposal, against the proposal, or abstain from voting on the proposal. With respect to the advisory vote on whether an advisory vote on executive compensation should be held every one, two or three years (Proposal 4), stockholders may vote to choose an advisory vote on executive compensation every one, two or three years or to abstain from voting on the proposal.

What are the board of directors’ recommendations on how I should vote my shares?

The board of directors recommends that you vote your shares as follows:

Proposal 1— FOR the election of the nominees for director.

Proposal 2—FOR the amendment of the UMBRELLA Plan to increase the total number of shares of common stock authorized for issuance under such plan by 5,000,000 shares and to permit the awarding of “incentive stock options” pursuant to the U.S. portion of the plan

Proposal 3—FOR the advisory vote on executive compensation as disclosed in these materials.

Proposal 4—FOR an advisory vote on executive compensation every three years.

Proposal 5— FOR the ratification of the independent registered public accounting firm.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy card that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

Proposal 1— FOR the election of the nominees for director.

Proposal 2—FOR the amendment of the UMBRELLA Plan to increase the total number of shares of common stock authorized for issuance under such plan by 5,000,000 shares and to permit the awarding of “incentive stock options” pursuant to the U.S. portion of the plan

Proposal 3—FOR the advisory vote on executive compensation as disclosed in these materials.

Proposal 4—FOR an advisory vote on executive compensation every three years.

Proposal 5— FOR the ratification of the independent registered public accounting firm.

If you are a street name holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee may be unable to vote those shares. See “What is a broker non-vote?”

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Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

•	Attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your shares by ballot at the Annual Meeting to revoke your proxy.

•	Completing and submitting a new valid proxy bearing a later date.

•	Giving written notice of revocation to the Company addressed to Craig Shore, chief financial officer, treasurer and secretary, at the Company’s address above, which notice must be received before noon, Israel time on December 20, 2012.

If you are a street name holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What percentage of the vote is required to approve each proposal?

Assuming the presence of a quorum, the two director nominees who receive the most votes cast in the election of directors will be elected.

Assuming the presence of a quorum, approval of the amendment to the UMBRELLA Plan (Proposal 2), approval of the advisory vote on executive compensation (Proposal 3) and the ratification of the independent registered public accounting firm (Proposal 5) will require the affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting entitled to vote on such proposal that voted for or against such proposal. For the advisory vote on how frequently our stockholders should vote on the compensation of our named executive officers (Proposal 4), the number of years (1, 2 or 3) that receives the highest number of votes will be deemed to be preferred by our stockholders. Please note that Proposals 3 and 4 are non-binding advisory votes.

How are abstentions and broker non-votes treated?

Abstentions are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Abstentions will have no effect on Proposals 1, 2, 3, 4 and 5.

Broker non-votes are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Broker non-votes will have no effect upon Proposals 1, 2, 3 or 4. Broker non-votes are not applicable to Proposal 5.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our board of directors is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of common stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the mail, officers and employees of the Company may solicit the return of proxies, either by mail, telephone, fax, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the common stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of common stock.

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Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

The Company expects to publish the voting results in a current report on Form 8-K, which it expects to file with the SEC within four business days following the Annual Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional material, please feel free to contact Craig Shore by email at craigs@inspiremd.com or phone at 972-3-6917691.

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CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

Director Independence

The board of directors has determined that Drs. Barer and Barry and Messrs. Loughlin, Stuka and Weinstein satisfy the requirement for independence set out in Section 5605(a)(2) of the Nasdaq Stock Market Rules and that each of these directors has no material relationship with us (other than being a director and/or a stockholder). In making its independence determinations, the board of directors sought to identify and analyze all of the facts and circumstances relating to any relationship between a director, his immediate family or affiliates and our company and our affiliates and did not rely on categorical standards other than those contained in the Nasdaq rule referenced above.

Board Committees

Our board of directors has established an audit committee, a nominating and corporate governance committee and a compensation committee, each of which has the composition and responsibilities described below.

Audit Committee. Our audit committee is currently comprised of Messrs. Loughlin, Stuka and Weinstein and Dr. Barer, each of whom our board has determined to be financially literate and qualify as an independent director under Section 5605(a)(2) of the Nasdaq Stock Market Rules. Mr. Loughlin is the chairman of our audit committee and qualifies as a financial expert, as defined in Item 407(d)(5)(ii) of Regulation S-K. The audit committee’s duties are to recommend to our board of directors the engagement of independent auditors to audit our financial statements and to review our accounting and auditing principles. The audit committee will review the scope, timing and fees for the annual audit and the results of audit examinations performed by the internal auditors and independent public accountants, including their recommendations to improve the system of accounting and internal controls. The audit committee held a total of 3 meetings during the six months ended June 30, 2012 and a total of 3 meetings during the fiscal year ended December 31, 2011. The audit committee operates under a formal charter adopted by the board of directors that governs its duties and conduct. Copies of the charter can be obtained free of charge from the Company’s web site, www.inspire-md.com, by contacting the Company at the address appearing on the first page of this Proxy Statement to the attention of Investor Relations, or by telephone at 972-3-6917691.

Nominating and Corporate Governance Committee. Our nominating and corporate governance committee is currently comprised of Messrs. Stuka and Weinstein and Dr. Barer, each of whom qualify as an independent director under Section 5605(a)(2) of the Nasdaq Stock Market Rules. Mr. Stuka is the chairman of our nominating and corporate governance committee. The nominating and corporate governance committee identifies and recommends to our board of directors individuals qualified to be director nominees. In addition, the nominating and corporate governance committee recommends to our board of directors the members and chairman of each board committee who will periodically review and assess our code of business conduct and ethics and our corporate governance guidelines. The nominating and corporate governance committee also makes recommendations for changes to our code of business conduct and ethics and our corporate governance guidelines to our board of directors, reviews any other matters related to our corporate governance and oversees the evaluation of our board of directors and our management. The nominating and corporate governance committee held a total of 1 meeting during the six months ended June 30, 2012 and no meetings during the fiscal year ended December 31, 2011. The nominating and corporate governance committee operates under a formal charter adopted by the board of directors that governs its duties and conduct. Copies of the charter can be obtained free of charge from the Company’s web site, www.inspire-md.com, by contacting the Company at the address appearing on the first page of this Proxy Statement to the attention of Investor Relations, or by telephone at 972-3-6917691.

Compensation Committee. Our compensation committee is currently comprised of Messrs. Stuka and Weinstein and Dr. Barer, each of whom qualify as an independent director under Section 5605(a)(2) of the Nasdaq Stock Market Rules. Mr. Stuka is the chairman of our compensation committee. The compensation committee reviews and approves our salary and benefits policies, including compensation of executive officers and directors. The compensation committee also administers our stock option plans and recommends and approves grants of stock options under such plans. The compensation committee held a total of 5 meetings during the six months ended June 30, 2012 and a total of 1 meeting during the fiscal year ended December 31, 2011. The compensation committee operates under a formal charter adopted by the board of directors that governs its duties and conduct. Copies of the charter can be obtained free of charge from the Company’s web site, www.inspire-md.com, by contacting the Company at the address appearing on the first page of this Proxy Statement to the attention of Investor Relations, or by telephone at 972-3-6917691.

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The compensation committee retained the services of Radford, An Aon Hewitt Company (“Radford”) during the compensation committee’s review of named executive officer compensation for 2012. Radford was engaged directly by the compensation committee. Their assignment was to provide an executive compensation assessment and board compensation review as well as make recommendations regarding competitive stock option strategy for our broader employee population. Radford was authorized to develop a peer group of companies, engage in discussions with the compensation committee, selected executives, other key individuals and key stockholders as necessary, and provide the compensation committee with analysis and recommendations.

Meetings and Attendance

During the year ended June 30, 2012, the board of directors held 29 meetings, and each director attended at least 75 percent of the aggregate number of all (i) board meetings held during the period for which he was a director and (ii) committee meetings held during the period for which he was a committee member. We do not have a policy requiring director attendance at stockholder meetings, but members of our board of directors are encouraged to attend. We did not hold an annual meeting of stockholders during 2011.

Board Leadership Structure

The board of directors is committed to promoting effective, independent governance of the Company. Our board believes it is in the best interests of the stockholders and the Company for the board to have the flexibility to select the best director to serve as chairman at any given time, regardless of whether that director is an independent director or the chief executive officer. Consequently, we do not have a policy governing whether the roles of chairman of the board and chief executive officer should be separate or combined. This decision is made by our board of directors, based on the best interests of the Company considering the circumstances at the time.

Currently, the offices of the chairman of the board and the chief executive officer are held by two different people. Sol J. Barer, Ph.D., is our independent, non-executive chairman of the board of directors and Ofir Paz is our chief executive officer. The chief executive officer is responsible for the day to day leadership and performance of the Company, while the chairman of the board of directors provides guidance to the chief executive officer and sets the agenda for board meetings and presides over meetings of the board. We believe that separation of the positions reinforces the independence of the board in its oversight of the business and affairs of the Company, and creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the board to monitor whether management’s actions are in the best interests of the Company and its stockholders. Furthermore, we believe that Dr. Barer is especially suited to serve as our chairman of the board, in light of his significant scientific and executive leadership experience in the U.S. biotechnology industry and his prior service on the board of directors of other publicly-held biopharmaceutical companies, which provide him with a unique perspective on the best methods of growth for a biotechnology company.

Role in Risk Oversight

Our board of directors oversees an enterprise-wide approach to risk management, designed to support the achievement of business objectives, including organizational and strategic objectives, to improve long-term organizational performance and enhance stockholder value. The involvement of our board of directors in setting our business strategy is a key part of its assessment of management’s plans for risk management and its determination of what constitutes an appropriate level of risk for the company. The participation of our board of directors in our risk oversight process includes receiving regular reports from members of senior management on areas of material risk to our company, including operational, financial, legal and regulatory, and strategic and reputational risks.

While our board of directors has the ultimate responsibility for the risk management process, senior management and various committees of our board of directors also have responsibility for certain areas of risk management.

Our senior management team is responsible for day-to-day risk management and regularly reports on risks to our full board of directors or a relevant committee. Our finance and regulatory personnel serve as the primary monitoring and evaluation function for company-wide policies and procedures, and manage the day-to-day oversight of the risk management strategy for our ongoing business. This oversight includes identifying, evaluating, and addressing potential risks that may exist at the enterprise, strategic, financial, operational, compliance and reporting levels.

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The audit committee focuses on monitoring and discussing the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. As appropriate, the audit committee provides reports to and receives direction from the full board of directors regarding our risk management policies and guidelines, as well as the audit committee’s risk oversight activities.

In addition, the compensation committee assesses our compensation policies to confirm that the compensation policies and practices do not encourage unnecessary risk taking. The compensation committee regularly reviews and discusses the relationship between risk management policies and practices, corporate strategy and senior executive compensation and, when appropriate, reports on the findings from the discussions with our board of directors. Our compensation committee intends to set performance metrics that will create incentives for our senior executives that encourage an appropriate level of risk-taking that is commensurate with our short-term and long-term strategies.

Communications with the Board of Directors

A stockholder who wishes to communicate with our board of directors, any committee of our board of directors, the non-management directors or any particular director, may do so by writing to such director or directors in care of the Secretary, c/o InspireMD, Inc., 4 Menorat Hamaor Street, Tel Aviv, Israel 67448. Our secretary will forward such communication to the full board of directors, to the appropriate committee or to any individual director or directors to whom the communication is addressed, unless the communication is unrelated to the duties and responsibilities of our board of directors (such as spam, junk mail and mass mailings, ordinary course disputes over fees or services, personal employee complaints, business inquiries, new product or service suggestions, resumes and other forms of job inquiries, surveys, business solicitations or advertisements) or is unduly hostile, threatening, illegal, or harassing, in which case our secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

Director Nomination Policies

The Company has a standing nominating and corporate governance committee consisting entirely of independent directors. Each director nominee was recommended to the board of directors by the nominating and corporate governance committee for selection.

The nominating and corporate governance committee will consider all proposed nominees for the board of directors, including those put forward by stockholders. Stockholder nominations should be addressed to the nominating and corporate governance committee in care of the Secretary, c/o InspireMD, Inc., 4 Menorat Hamaor Street, Tel Aviv, Israel 67448, in accordance with the provisions of the Company’s Amended and Restated Bylaws. The nominating and corporate governance committee annually reviews with the board the applicable skills and characteristics required of board nominees in the context of current board composition and Company circumstances. In making its recommendations to the board, the nominating and corporate governance committee considers all factors it considers appropriate, which may include experience, accomplishments, education, understanding of the business and the industry in which the Company operates, specific skills, general business acumen and the highest personal and professional integrity. Generally, the nominating and corporate governance committee will first consider current board members because they meet the criteria listed above and possess an in depth knowledge of the Company, its history, strengths, weaknesses, goals and objectives. This level of knowledge has proven very valuable to the Company. In determining whether to recommend a director for re-election, the nominating and corporate governance committee also considers the director’s past attendance at meetings and participation in and contributions to the activities of the board.

The board and the nominating and corporate governance committee aim to assemble a diverse group of board members and believe that no single criterion such as gender or minority status is determinative in obtaining diversity on the board. The board defines diversity as differences of viewpoint, professional experience, education and skills such as a candidate’s range of experience serving on other public company boards, the balance of the business interest and experience of the candidate as compared to the incumbent or other nominated directors, and the need for any particular expertise on the board or one of its committees.

Compensation Committee Interlocks and Insider Participation

During the transition period ended June 30, 2012 and the fiscal year ended December 31, 2011, Messrs. Stuka and Weinstein and Dr. Barer served on our compensation committee. We established our compensation committee during the fiscal year ended December 31, 2011. Prior to that, we did not have a compensation committee and during such period, Ofir Paz, our chief executive officer, and Asher Holzer, our former president and former chairman, participated in deliberations of the board of directors concerning executive officer compensation. None of our executive officers currently serves, or during the transition period ended June 30, 2012 or the fiscal year ended December 31, 2011 served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee.

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Certain Related Transactions and Relationships

On March 31, 2011, in connection with our share exchange transactions with the former shareholders of InspireMD Ltd. and succession to InspireMD Ltd.’s business as our sole line of business, we transferred all of our pre-share exchange operating assets and liabilities to Saguaro Holdings, Inc., a Delaware corporation and our wholly owned subsidiary. Immediately after this transfer, we transferred all of Saguaro Holdings, Inc.’s outstanding capital stock to Lynn Briggs, our then-majority stockholder and our former president, chief executive officer, chief financial officer, secretary-treasurer and sole director, in exchange for the cancellation of 7,500,000 shares of our common stock held by Ms. Briggs.

In accordance with our audit committee charter, the audit committee is required to approve all related party transactions. In general, the audit committee will review any proposed transaction that has been identified as a related party transaction under Item 404 of Regulation S-K, which means a transaction, arrangement or relationship in which we and any related party are participants in which the amount involved exceeds $120,000. A related party includes (i) a director, director nominee or executive officer of us, (ii) a security holder known to be an owner of more than 5% of our voting securities, (iii) an immediate family member of the foregoing or (iv) a corporation or other entity in which any of the foregoing persons is an executive, principal or similar control person or in which such person has a 5% or greater beneficial ownership interest.

REPORT OF THE AUDIT COMMITTEE

The audit committee has reviewed and discussed the Company’s audited financial statements and related footnotes for the transition period from January 1, 2012 through June 30, 2012, and the independent auditor’s report on those financial statements, with management and with our independent auditor, Kesselman & Kesselman, Certified Public Accountants (“Kesselman”). The audit committee has also discussed with Kesselman the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The audit committee has also received the written disclosures and the letter from Kesselman required by applicable requirements of the Public Company Accounting Oversight Board regarding Kesselman’s communications with the board of directors concerning independence, and has discussed with Kesselman that firm’s independence.

Based on the review and the discussions referred to in the preceding paragraph, the audit committee determined that the Company’s audited financial statements be included in the Company’s Transition Report on Form 10-KT for the transition period from January 1, 2012 to June 30, 2012 for filing with the SEC.

The Audit Committee:

Sol J. Barer, Ph.D.

James J. Loughlin* (Chairman)

Paul Stuka

Eyal Weinstein

*	Mr. Loughlin was appointed chairman of the audit committee on September 21, 2012. Prior to that, Mr. Stuka served as chairman from the audit committee’s formation in August 2011.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of November 1, 2012 by:

•	each person known by us to beneficially own more than 5.0% of our common stock;

•	each of our directors;

•	each of the named executive officers; and

•	all of our directors and executive officers as a group.

The percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security. Except as indicated in the footnotes to this table, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person’s address is c/o InspireMD, Inc., 4 Menorat Hamaor St., Tel Aviv, Israel 67448. As of November 1, 2012, we had 71,374,976 shares outstanding.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percentage Beneficially Owned(1)
5% Owners
Yuli Ofer(2)	4,518,301		6.3%
Genesis Capital Advisors LLC(3)	7,343,766	(4)	9.4%
Ayer Capital Management, LP(5)	6,757,132	(6)	9.1%
Officers and Directors
Ofir Paz	10,446,363	(7)	14.6%
Craig Shore	246,482	(8)*
Eli Bar	1,250,262	(9)	1.8%
Sara Paz	10,446,363	(7)	14.6%
Sol J. Barer, Ph.D.	4,995,833	(10)	6.9%
James Barry, Ph.D.	-		-
Asher Holzer, Ph.D.	10,300,437	(11)	14.4%
James J. Loughlin	-		-
Paul Stuka(12)	2,033,333	(13)	2.8%
Eyal Weinstein(14)	8,333	(8)*
All directors and executive officers as a group (11 persons)	29,281,043		39.7%

(*) Represents ownership of less than one percent.

(1)	Shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock assumes the exercise of all options, warrants and other securities convertible into common stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of November 1, 2012. Shares issuable pursuant to the exercise of stock options, warrants and other securities exercisable within 60 days are deemed outstanding and held by the holder of such options, warrants or other securities for computing the percentage of outstanding common stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding common stock beneficially owned by any other person.

(2)	Mr. Ofer’s address is 36 Hamesila Street, Herzeliya, Israel.

(3)	Genesis Capital Advisors LLC’s address is 1212 Avenue of the Americas, 19th Floor, New York, New York 10036.

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(4)	Comprised of (i) 395,137 shares of common stock issuable upon the exercise of a warrant held by HUG Funding LLC, (ii) 826,648 shares of common stock issuable upon the conversion of a convertible debenture held by HUG Funding LLC, (iii) 1,276,596 shares of common stock issuable upon the exercise of a warrant held by Genesis Opportunity Fund L.P., (iv) 2,670,709 shares of common stock issuable upon the conversion of a convertible debenture held by Genesis Opportunity Fund L.P., (v) 622,910 shares of common stock issuable upon the exercise of warrants held by Genesis Asset Opportunity Fund L.P., (vi) 1,271,766 shares of common stock issuable upon the conversion of a convertible debenture held by Genesis Asset Opportunity Fund L.P., (vii) 100,000 shares of common stock held directly by Genesis Asset Opportunity Fund L.P. and (viii) 180,000 shares of common stock held directly by Genesis Life Science Fund LP. Genesis Capital Advisors LLC is the investment adviser to Genesis Opportunity Fund L.P., Genesis Asset Opportunity Fund L.P. and Genesis Life Science Fund LP, and, as such, may be deemed to beneficially own securities owned by each of Genesis Opportunity Fund L.P., Genesis Asset Opportunity Fund L.P. and Genesis Life Science Fund LP. Each of Genesis Capital Advisors LLC and HUG Funding LLC are controlled by Daniel Saks, Ethan Benovitz and Jaime Hartman, and, as such, Genesis Capital Advisors LLC may be deemed to beneficially own securities held by HUG Funding LLC. In addition, each of Daniel Saks, Ethan Benovitz and Jaime Hartman have shared voting and dispositive power over the securities held by HUG Funding LLC, Genesis Opportunity Fund L.P., Genesis Asset Opportunity Fund L.P. and Genesis Life Science Fund LP. Each of the convertible debentures and warrants held by HUG Funding LLC, Genesis Opportunity Fund L.P. and Genesis Asset Opportunity Fund L.P. have contractual provisions limiting conversion and exercise to the extent such conversion or exercise would cause the holder, together with its affiliates or members of a “group”, to beneficially own a number of shares of common stock that would exceed 4.99% or 9.99% of our then outstanding shares of common stock following such conversion or exercise. The shares and percentage ownership of our outstanding shares indicated in the table above as beneficially owned by Genesis Capital Advisors LLC do not give effect to these limitations.

(5)	Ayer Capital Management, LP’s address is 230 California Street, Suite 600, San Francisco, CA 94111.

(6)	Comprised of (i) 989,818 shares of common stock issuable upon the exercise of a warrant held by Ayer Capital Partners Master Fund, L.P., (ii) 2,070,755 shares of common stock issuable upon the conversion of a convertible debenture held by Ayer Capital Partners Master Fund, L.P., (iii) 19,605 shares of common stock issuable upon the exercise of a warrant held by Ayer Capital Partners Kestrel Fund, LP, (iv) 41,014 shares of common stock issuable upon the conversion of a convertible debenture held by Ayer Capital Partners Kestrel Fund, LP, (v) 54,407 shares of common stock issuable upon the exercise of warrants held by Epworth-Ayer Capital, (vi) 113,822 shares of common stock issuable upon the conversion of a convertible debenture held by Epworth-Ayer Capital, and (vii) based on a schedule 13G filed with the SEC on September 24, 2012 by Ayer Capital Management, LP and its affiliates, 3,467,711 shares of common stock beneficially owned by Ayer Capital Management, LP, ACM Capital Partners, LLC and Jay Venkatesan. The investment advisor for each of Ayer Capital Partners Master Fund, L.P., Ayer Capital Partners Kestrel Fund, LP and Epworth-Ayer Capital is Ayer Capital Management, LP, of which Jay Venkatesan serves as managing member. Jay Venkatesan also serves as managing member of ACM Partners, LLC. Jay Venkatesan may therefore be deemed to beneficially own the shares of common stock held by Ayer Capital Partners Master Fund, L.P., Ayer Capital Partners Kestrel Fund, LP, Epworth-Ayer Capital, Ayer Capital Management, LP and ACM Capital Partners, LLC, as he holds or shares voting and dispositive power over such shares. Each of the convertible debentures and warrants held by Ayer Capital Partners Master Fund, L.P., Ayer Capital Partners Kestrel Fund, LP and Epworth-Ayer Capital have contractual provisions limiting conversion and exercise to the extent such conversion or exercise would cause the holder, together with its affiliates or members of a “group”, to beneficially own a number of shares of common stock that would exceed 4.99% or 9.99% of our then outstanding shares of common stock following such conversion or exercise. The shares and percentage ownership of our outstanding shares indicated in the table above as beneficially owned by Ayer Capital Management, LP do not give effect to these limitations.

(7)	This amount includes options to purchase 182,611 shares of common stock that are held by Sara Paz, Ofir Paz’s wife, that are currently exercisable within 60 days of November 1, 2012. This amount does not include 372,528 shares of common stock that Mr. Paz presently holds as trustee for a family trust. Mr. Paz does not have either voting power or dispositive power over these shares and disclaims all beneficial ownership therein. Ofir Paz and Sara Paz, as husband and wife, share voting and investment power with respect to all shares reported by Mr. Paz or Ms. Paz. On March 27, 2012, Ms. Paz ceased to be an executive officer.

(8)	Represents options that are currently exercisable or exercisable within 60 days of November 1, 2012.

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(9)	Includes options to purchase 185,027 shares of common stock that are currently exercisable or exercisable within 60 days of November 1, 2012.

(10)	Comprised of (i) 3,900,000 shares of common stock and (ii) options to purchase 1,095,833 shares of common stock that are currently exercisable or exercisable within 60 days of November 1, 2012.

(11)	This amount does not include 58,923 shares of common stock that Dr. Holzer presently holds as trustee for a family trust. Dr. Holzer does not have either voting power or dispositive power over these shares and disclaims all beneficial ownership therein.

(12)	Mr. Stuka’s address is c/o Osiris Partners, LLC, 1 Liberty Square, 5th Floor, Boston, MA 02109.

(13)	Mr. Stuka is the principal and managing member of Osiris Investment Partners, L.P., and, as such, has beneficial ownership of the (i) 1,333,333 shares of common stock and (ii) currently exercisable warrants to purchase 666,667 shares of common stock held by Osiris Investment Partners, L.P. In addition, Mr. Stuka individually holds an option to purchase 33,333 shares of common stock that is currently exercisable or exercisable within 60 days of November 1, 2012.

(14)	Mr. Weinstein’s address is c/o Leorex Ltd., P.O. Box 15067 Matam, Haifa, Israel 3190.

Change in Control

On March 31, 2011, we completed a series of share exchange transactions pursuant to which we issued the stockholders of InspireMD Ltd. 50,666,663 shares of common stock in exchange for all of InspireMD Ltd.’s issued and outstanding ordinary shares, resulting in the former stockholders of InspireMD Ltd. holding a controlling interest in us and InspireMD Ltd. becoming our wholly-owned subsidiary.

Immediately following the share exchange transactions, we transferred all of our pre-share exchange operating assets and liabilities to our wholly-owned subsidiary, Saguaro Holdings, Inc., a Delaware corporation, and transferred all of Saguaro Holdings, Inc.’s outstanding capital stock to our then-majority stockholder in exchange for the cancellation of shares of our common stock held by such stockholder.

After the share exchange transactions and the divestiture of our pre-share exchange operating assets and liabilities, we succeeded to the business of InspireMD Ltd. as our sole line of business, and all of our then-current officers and directors resigned and were replaced by some of the officers and directors of InspireMD Ltd.

Before the share exchange transactions, our corporate name was Saguaro Resources, Inc., and our trading symbol was SAGU. On March 28, 2011, we changed our corporate name to InspireMD, Inc. and on April 11, 2011, our trading symbol was changed to NSPR.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our directors and officers, and persons who own more than ten percent of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Directors, officers and persons who own more than ten percent of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us, during the six months ended June 30, 2012, each of our directors, officers and greater than ten percent stockholders complied with all Section 16(a) filing requirements applicable to our directors, officers and greater than ten percent stockholders, except for Dr. Barry with respect to one Form 4 transaction and Mr. Ratini with respect to a Form 3 reporting no beneficial ownership of our securities and one Form 4 transaction.

To our knowledge, based solely on a review of the copies of such reports furnished to us, during the year ended December 31, 2011, each of our directors, officers and greater than ten percent stockholders complied with all Section 16(a) filing requirements applicable to our directors, officers and greater than ten percent stockholders, except for each of Mr. Paz and Dr. Holzer with respect to one Form 4 transaction, Mr. Bar with respect to a Form 3 reporting beneficial ownership of our securities and two Form 4 transactions, Mr. Shore, who did not report his ownership of options and warrants on his initial Form 3 filing, although such Form was amended to include such ownership, Mr. Weinstein with respect to a Form 3 reporting no beneficial ownership of our securities and one Form 4 transaction and Mr. Stuka with respect to a Form 3 reporting beneficial ownership of our securities and one Form 4 transaction.

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PROPOSAL 1: ELECTION OF CLASS 1 DIRECTORS

The board of directors currently consists of seven members and is classified into three classes. The term of one class of directors expires each year. The term of our three Class 1 directors, Sol J. Barer, Ph.D. and Paul Stuka, will expire at the Annual Meeting. Each of Dr. Barer and Mr. Stuka has been nominated for election as a director by the board of directors to serve for a term of office to expire at the Annual Meeting of Stockholders in 2015, to hold office until his successor has been duly elected and qualified. Stockholders will be unable to vote for more than two persons. Assuming the presence of a quorum, the two director nominees who receive the most votes cast in the election of directors will be elected. Should any of the director nominees become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his stead, of any other person the board of directors may nominate or designate. Each of the director nominees has expressed his intention to serve the entire term for which election is sought.

Directors and Nominees

The following table and text set forth the name, age and positions of the director nominees and each director:

Name	Age	Director Class	Position	Term Expiration
Sol J. Barer, Ph.D.	65	Class 1	Chairman of the Board of Directors	2012 Annual Meeting
Paul Stuka	57	Class 1	Director	2012 Annual Meeting
Asher Holzer, Ph.D.	63	Class 2	Director	2013 Annual Meeting
Eyal Weinstein	57	Class 2	Director	2013 Annual Meeting
Ofir Paz	47	Class 3	Chief Executive Officer and Director	2014 Annual Meeting
James Barry, Ph.D.	53	Class 3	Director	2014 Annual Meeting
James J. Loughlin	69	Class 3	Chairman	2014 Annual Meeting

Biographies

Ofir Paz has served as our chief executive officer and a director since March 31, 2011. In addition, Mr. Paz has served as the chief executive officer and a director of InspireMD Ltd. since May 2005. From April 2000 through July 2002, Mr. Paz headed the Microsoft TV Platform Group in Israel. In this capacity, Mr. Paz managed the overall activities of Microsoft TV Access Channel Server, a server-based solution for delivering interactive services and Microsoft Windows-based content to digital cable set-top boxes. Mr. Paz joined Microsoft in April 2000 when it acquired Peach Networks, which he founded and served as its chief executive officer. Mr. Paz was responsible for designing Peach Networks’ original system architecture, taking it from product design to product viability, and then managing and leading the company up to and after its acquisition, which was valued at approximately $100 million at the time of such acquisition. Mr. Paz currently serves on the board of directors of A. S. Paz Investment and Management Ltd., S.P. Market Windows Israel Ltd. and Cell Buddy Network Ltd. Mr. Paz received a B.Sc. in Electrical Engineering, graduating cum laude, and a M.Sc. from Tel Aviv University. Mr. Paz’s qualifications to serve on the board include his prior experience in successfully establishing and leading technology companies in Israel. In addition, as chief executive officer, Mr. Paz’s position on the board ensures a unity of vision between the broader goals our company and our day-to-day operations.

Sol J. Barer, Ph.D., has served as a director since July 11, 2011 and has served as our chairman since November 16, 2011. Dr. Barer has 25 years of experience with publicly traded biotechnology companies. In 1980, when Dr. Barer was with Celanese Research Company, he formed the biotechnology group that was subsequently spun out to form Celgene Corporation. Dr. Barer spent 18 years leading Celgene Corporation as president, chief operating officer and chief executive officer, culminating with his tenure as Celgene Corporation’s executive chairman and chairman beginning in May 2006 until his retirement in June 2011. Dr. Barer is also a director of Cerecor, Inc., Edge Therapeutics, Inc., Medgenics, Inc., ContraFect Corporation, Amicus Therapeutics, Inc. and Aegerion Pharmaceuticals, Inc. and serves as a senior advisor to a number of other biotechnology companies. Dr. Barer received a Ph.D. in organic chemistry from Rutgers University. Dr. Barer brings to the board significant scientific and executive leadership experience in the U.S. biotechnology industry and prior service on the board of directors of other publicly-held biopharmaceutical companies, as well as a unique perspective on the best methods of growth for a biotechnology company.

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James Barry, Ph.D., has served as a director since January 30, 2012. Dr. Barry has served as executive vice president and chief operating officer at Arsenal Medical Inc., a medical device company focused on local therapy, since September 2011. Dr. Barry also heads his own consulting firm, Convergent Biomedical Group LLC, advising medtech companies on product development, strategy, regulatory challenges and fund raising. Until June 2010, he was senior vice president, corporate technology development at Boston Scientific Corporation, where he was in charge of the corporate research and development and pre-clinical sciences functions. Dr. Barry joined Boston Scientific in 1992 and oversaw its efforts in the identification and development of drug, device and biological systems for applications with implantable and catheter-based delivery systems. He currently serves on a number of advisory boards including the College of Biomedical Engineering at Yale University, the College of Sciences at University of Massachusetts-Lowell, and the Massachusetts Life Science Center. Dr. Barry received his Ph.D. in Biochemistry from the University of Massachusetts-Lowell and holds a B.A. degree in Chemistry from Saint Anselm College. Dr. Barry brings to the board over 20 years of experience in leadership roles in the medical device industry and significant medical technology experience, in particular with respect to interventional cardiology products.

Asher Holzer, PhD., has served as our director since March 31, 2011. Dr. Holzer served as our president from March 31, 2011 until June 1, 2012 and served as our chairman from March 31, 2011 until November 16, 2011. In addition, Dr. Holzer served as the president and chairman of the board of InspireMD Ltd. from April 2007 until June 1, 2012. Previously, Dr. Holzer founded Adar Medical Ltd., an investment firm specializing in medical device startups, and served as its chief executive officer from 2002 through 2004. Dr. Holzer currently serves on the board of directors of Adar Medical Ltd., O.S.H.-IL The Israeli Society of Occupational Safety and Health Ltd., Theracoat Ltd. (where he serves as chairman of the board), 2to3D Ltd., and S.P. Market Windows Cyprus. Dr. Holzer earned his PhD in Applied Physics from the Hebrew University. Dr. Holzer is also an inventor and holder of numerous patents. Dr. Holzer brings to the board his more than 25 years of experience in advanced medical devices, as well as expertise covering a wide range of activities, including product development, clinical studies, regulatory affairs, market introduction and the financial aspects of the stent business.

James J. Loughlin has served as our director since September 19, 2012. Mr. Loughlin served as the National Director of the Pharmaceuticals Practice at KPMG LLP, and a five-year term as member of the board of directors of KPMG LLP. Additionally, Mr. Loughlin served as Chairman of the Pension and Investment Committee of the KPMG LLP board from 1995 through 2001. He also served as Partner in charge of Human Resources, Chairman of the Personnel and Professional Development Committee, Secretary and Trustee of the Peat Marwick Foundation and a member of the Pension, Operating and Strategic Planning Committees. In addition, Mr. Loughlin has served as a member of the board of directors of Celgene Corporation, a global biopharmaceutical company focused on novel therapies for the treatment of cancer and inflammatory diseases, since 2006, including as chairman of the audit committee since June 2008 and a member of the compensation committee since June 2008. Mr. Loughlin served as a member of the board of directors of Alfacell Corporation, a biopharmaceutical company primarily focused on therapeutic drugs for the treatment of cancer and other pathological conditions, until 2008 and Datascope Corp., a medical device company engaged in the interventional cardiology and radiology, cardiovascular and vascular surgery, and critical care fields, until January 2009. Mr. Loughlin brings to the board his valuable experiences as National Director of the Pharmaceuticals Practice at KPMG LLP, an extensive background in accounting and financial reporting, qualifying him as an audit committee financial expert, and prior service on the board of directors of other publicly-held biopharmaceutical companies.

Paul Stuka has served as a director since August 8, 2011. Mr. Stuka has served as the managing member of Osiris Partners, LLC, an investment fund, since 2000. Prior to forming Osiris Partners, LLC, Mr. Stuka, with 30 years of experience in the investment industry, was a managing director of Longwood Partners, managing small cap institutional accounts. In 1995, Mr. Stuka joined State Street Research and Management as manager of its Market Neutral and Mid Cap Growth Funds. From 1986 to 1994, Mr. Stuka served as the general partner of Stuka Associates, where he managed a U.S.-based investment partnership. Mr. Stuka began his career in 1980 as an analyst at Fidelity Management and Research. As an analyst, Mr. Stuka followed a wide array of industries including healthcare, energy, transportation, and lodging and gaming. Early in his career he became the assistant portfolio manager for three Fidelity Funds, including the Select Healthcare Fund which was recognized as the top performing fund in the U.S. for the five-year period ending December 31, 1985. Mr. Stuka’s qualifications to serve on the board include his significant strategic and business insight from his years of experience investing in the healthcare industry.

Eyal Weinstein has served as a director since August 8, 2011. Mr. Weinstein is the chief executive officer of LEOREX Ltd., a company developing and marketing Dermo Cosmetic products. From 2001 to 2007, Mr. Weinstein worked as manager-partner of C.I.G., an economic and accounting consultancy, consulting for leading Israeli banks, including Bank Leumi, Bank Hapoalim, Israeli Discount Bank and Bank Hamizrachi. From 2000 to 2001, he was manager-partner of Exseed, a venture capital fund that invested in early-stage companies. Beginning in 1996, Mr. Weinstein was a partner and founder in the establishment of three high-tech companies that were ultimately sold, two to Microsoft Corporation. Mr. Weinstein currently serves on the board of directors of Cell Buddy Network Ltd. Mr. Weinstein brings to the board his considerable management and business experience as an executive of several companies and investment funds in Israel.

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Family Relationships

There are no family relationships between or among the directors, executive officers or persons nominated or charged by our company to become directors or executive officers.

Transition Plan

We anticipate that in the near term, Ofir Paz will resign from his position as our chief executive officer. Mr. Paz intends to remain in his position while we conduct a thorough search for an appropriate replacement. We have retained a search firm to assist in this process. Mr. Paz’s resignation reflects our transition from a private medical device start-up company with a promising new technology to a publicly traded company with a successfully tested, commercialized, CE Mark approved product. After his resignation, we anticipate that Mr. Paz will remain one of our directors and maintain his involvement with us, as necessary, on a consulting basis.

Vote Required

The two director nominees who receive the most votes cast in the election of directors will be elected.

The board of directors recommends a vote FOR the director nominees.

EXECUTIVE OFFICERS

In addition to Ofir Paz, whose information is set forth above under the caption “Proposal 1: Election of Class 1 Directors – Directors and Nominees” and “Proposal 1: Election of Class 1 Directors – Biographies,” below is certain information with respect to our other executive officers.

Name	Age	Position(s)
Craig Shore	51	Chief Financial Officer, Secretary and Treasurer
Eli Bar	48	Senior Vice President of Research and Development and Chief Technical Officer of InspireMD Ltd.
Robert Ratini	50	Vice President of Sales and Marketing of InspireMD Ltd.

Our officers hold office until the earlier of their death, resignation or removal by our board of directors or until their successors have been selected. They serve at the pleasure of our board of directors.

Craig Shore has served as our chief financial officer, secretary and treasurer since March 31, 2011. In addition, since November 10, 2010, Mr. Shore has served as InspireMD Ltd.’s vice president of business development. From February 2008 through June 2009, Mr. Shore served as chief financial officer of World Group Capital Ltd. and Nepco Star Ltd., both publicly traded companies on the Tel Aviv Stock Exchange, based in Tel Aviv, Israel. From March 2006 until February 2008, Mr. Shore served as the chief financial officer of Cellnets Solutions Ltd., a provider of advanced cellular public telephony solutions for low to middle income populations of developing countries based in Azur, Israel. Mr. Shore has over 25 years of experience in financial management in the U.S., Europe and Israel. His experience includes raising capital both in the private and public markets. Mr. Shore graduated with honors and received a B.Sc. in Finance from Pennsylvania State University and an M.B.A. from George Washington University.

Eli Bar has served as InspireMD Ltd.’s senior vice president of research and development and chief technical officer since February 2011. Prior to that, he served as InspireMD Ltd.’s vice president of research and development since October 2006 and engineering manager since June 2005. Mr. Bar has over 15 years’ experience in medical device product development. Mr. Bar has vast experience building a complete research and development structure, managing teams from the idea stage to an advanced marketable product. He has been involved with many medical device projects over the years and has developed a synthetic vascular graft for femoral and coronary artery replacement, a covered stent and a fully implantable ventricular assist device. Mr. Bar has more than nine filed device and method patents and he has initiated two medical device projects. Mr. Bar is also a director of Blue Surgical Ltd., a medical device company based in Israel. Mr. Bar graduated from New Haven University in Connecticut with a B.Sc. in Mechanical Engineering.

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Robert Ratini has served as InspireMD Ltd.’s vice president of sales and marketing in a full-time capacity since June 1, 2012 and served in a part-time capacity from March 27, 2012 until May 31, 2012. From April 2011 through March 26, 2012, Mr. Ratini served as a business consultant and the vice president of business development for Easy Med Services, Inc. in Geneva, Switzerland, which focuses on telemedicine software products, Stentys SA in Paris, France, which focuses on self-expanding coronary stents, and Parvulus SA in Lonay, Switzerland, which concentrates on intra annular heart valve repair rings. From October 2009 through March 2011, Mr. Ratini served as the director of marketing for Orbusneich Medical, which produces and sells interventional cardiology products, and from October 2006 through September 2009, Mr. Ratini served as vice president global marketing and EMEA sales for Biosensors International, Switzerland, where he established a global sales and marketing department and led the launch of the Bio Matrix drug eluting stent. Mr. Ratini has extensive cardiology and vascular experience and has worked in the medical information technology industry since 1989. Mr. Ratini graduated from the University of Applied Sciences in Bienne, Switzerland with a Master of Computer Science.

Agreements with Directors and Executive Officers

Ofir Paz

On April 1, 2005, InspireMD Ltd. entered into an employment agreement with Ofir Paz to serve as InspireMD Ltd.’s chief executive officer. Such employment agreement was subsequently amended on October 1, 2008 and March 28, 2011. Pursuant to this employment agreement, as amended, Mr. Paz was entitled to a monthly gross salary of $15,367. Mr. Paz was also entitled to certain social and fringe benefits as set forth in the employment agreement, which totaled 25% of his gross salary, as well as a company car. Mr. Paz was also entitled to a minimum bonus equivalent to three monthly gross salary payments based on achievement of objectives and the approval of the board of directors. Mr. Paz was eligible to receive stock options pursuant to this agreement following its six month anniversary, subject to board approval. If Mr. Paz’s employment was terminated with or without cause, he was entitled to at least six months’ prior notice and would have been paid his salary and all social and fringe benefits in full during such notice period.

On April 1, 2011, in order to obtain more favorable tax treatment in Israel, the employment agreement with Mr. Paz was terminated and InspireMD Ltd. entered into a consultancy agreement with A.S. Paz Management and Investment Ltd., an entity wholly-owned by Mr. Paz, through which Mr. Paz was retained to serve as InspireMD Ltd.’s chief executive officer. Pursuant to this consultancy agreement, Mr. Paz was entitled to a monthly consultancy fee of $21,563. Mr. Paz was also entitled to a minimum bonus equivalent to three monthly gross salary payments based on achievement of objectives and the approval of the board of directors. The consultancy agreement also contains certain confidentiality, non-competition and non-solicitation requirements for Mr. Paz. If Mr. Paz’s employment was terminated without cause, he was entitled to at least six months’ prior notice and would have been paid his consultancy fee during such notice period.

At the request of the compensation committee, Mr. Paz agreed, effective as of December 1, 2011, to be compensated as an employee, rather than as a consultant, on substantially the same terms as the consultancy agreement. Since December 1, 2011, Mr. Paz has been treated as an employee of ours and has received the same level of compensation ( i.e. , base salary and benefits) as was mandated under his consultancy agreement. We have otherwise complied with the terms of the consulting agreement.

For a description of certain severance and pension payments to which Mr. Paz was and will be entitled under his agreements, see “Executive Compensation—Potential Payments Upon Termination or Change of Control.”

Craig Shore

On November 28, 2010, InspireMD Ltd. entered into an employment agreement with Craig Shore to serve as InspireMD Ltd.’s vice president of business development. Pursuant to the employment agreement, Mr. Shore was entitled to a monthly gross salary of $8,750, which amount increased to $10,200 upon consummation of our share exchange transactions on March 31, 2011 and which further increased to $10,620 as of July 1, 2011. Mr. Shore is also entitled to certain social and fringe benefits as set forth in the employment agreement. The employment agreement also contains certain confidentiality, non-competition and non-solicitation requirements for Mr. Shore. Mr. Shore is also entitled to, and received, a grant of options to purchase 45,000 restricted ordinary shares of InspireMD Ltd. which were converted into options to purchase 365,223 shares of our common stock following the consummation of our share exchange transactions on March 31, 2011; such options shall fully vest if Mr. Shore’s employment is terminated in connection with a change of control. If Mr. Shore’s employment is terminated without cause, Mr. Shore shall be entitled to at least 30 days’ prior notice and shall be paid his salary in full and all social and fringe benefits during such notice period. If a major change of control of InspireMD Ltd. occurs, Mr. Shore will be entitled to at least 180 days’ prior written notice and shall be paid his salary in full and all social and fringe benefits during such notice period. If Mr. Shore is terminated for cause, he is not entitled to any notice.

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For a description of certain severance and pension payments to which Mr. Shore is entitled under his employment agreement, see “Executive Compensation—Potential Payments Upon Termination or Change of Control.”

Eli Bar

On June 26, 2005, InspireMD Ltd. entered into an employment agreement with Eli Bar to serve as InspireMD Ltd.’s engineering manager. Pursuant to this employment agreement, Mr. Bar is entitled to a monthly gross salary of $8,750, which amount increased to $10,620 as of July 1, 2011. Mr. Bar is also entitled to certain social and fringe benefits as set forth in the employment agreement including a company car. The employment agreement also contains certain confidentiality, non-competition and non-solicitation requirements for Mr. Bar. If Mr. Bar’s employment is terminated, with or without cause, he is entitled to at least 60 days’ prior notice and shall be paid his salary in full and all social and fringe benefits during such notice period.

For a description of certain severance and pension payments to which Mr. Bar is entitled under his employment agreement, see “Executive Compensation—Potential Payments Upon Termination or Change of Control.”

Robert Ratini

On March 27, 2012, InspireMD Ltd. entered into a consultancy agreement with Robert Ratini to serve as InspireMD Ltd.’s vice-president of sales and marketing. Until May 31, 2012, Mr. Ratini provided services on a part-time basis and, beginning on June 1, 2012, he has served as the full-time vice-president of sales and marketing. Mr. Ratini is entitled to receive $20,000 per month in consideration for his services, which was paid on a pro-rata basis for the hours he worked until May 31, 2012, and is also entitled to receive a monthly phase-in payment of $7,000 from June 1, 2012 to December 31, 2012. Mr. Ratini is eligible to receive various performance-based commissions, which are dependent upon the levels of revenue generated by his sales activity. The consultancy agreement also contains certain confidentiality, non-competition and non-solicitation requirements for Mr. Ratini. The consultancy agreement has no termination date, but may be terminated without cause by InspireMD Ltd. (i) upon 30 day prior written notice if such notice is submitted between June 1, 2012 and August 31, 2012; or (ii) upon 90 day prior written notice if such notice is submitted after September 1, 2012. If Mr. Ratini is terminated for cause, he is not entitled to any notice.

Asher Holzer

On April 1, 2005, InspireMD Ltd. entered into an employment agreement with Asher Holzer, Ph.D. to serve as InspireMD Ltd.’s president. Such employment agreement was subsequently amended on March 28, 2011. Pursuant to this employment agreement, as amended, Dr. Holzer was entitled to a monthly gross salary of $15,367. Dr. Holzer was also entitled to certain social and fringe benefits as set forth in the employment agreement, which totaled 25% of his gross salary, as well as a company car. Dr. Holzer was also entitled to a minimum bonus equivalent to three monthly gross salary payments based on achievement of objectives and the approval of the board of directors. Dr. Holzer was eligible to receive stock options pursuant to this agreement following its six month anniversary, subject to board approval. If Dr. Holzer’s employment was terminated with or without cause, he was entitled to at least six months’ prior notice and would have been paid his salary and all social and fringe benefits in full during such notice period.

On April 29, 2011, effective April 1, 2011, in order to obtain more favorable tax treatment in Israel, the employment agreement with Dr. Holzer was terminated and InspireMD Ltd. entered into a consultancy agreement with OSH-IL, the Israeli Society Ltd., an entity wholly-owned by Dr. Holzer, through which Dr. Holzer was retained to serve as InspireMD Ltd.’s president. Pursuant to this consultancy agreement, Dr. Holzer was entitled to a monthly consultancy fee of $21,563. Dr. Holzer was also entitled to a minimum bonus equivalent to three monthly gross salary payments based on achievement of objectives and the approval of the board of directors. The consultancy agreement also contained certain confidentiality, non-competition and non-solicitation requirements for Dr. Holzer. If Dr. Holzer’s employment was terminated without cause, he was entitled to at least six months’ prior notice and would have been paid his consultancy fee during such notice period.

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At the request of the compensation committee, effective as of December 1, 2011, Dr. Holzer agreed to be treated as an employee for purposes of paying Dr. Holzer’s salary and benefits rather than as a consultant under Dr. Holzer’s consultancy agreement.

On June 1, 2012, Dr. Holzer, OSH-IL, the Israeli Society of Occupational Health and Safety Ltd. and InspireMD Ltd. entered into a separation agreement and release, pursuant to which, among other things, the consultancy agreement, dated as of April 29, 2011, by and between InspireMD Ltd. and OSH-IL the Israeli Society Ltd. was terminated and Dr. Holzer resigned as president and director of InspireMD Ltd. and president of InspireMD, Inc. As part of the separation agreement, Dr. Holzer agreed to release us, InspireMD Ltd., and Inspire MD GmbH from any and all claims, rights or demands arising from or related to the previous agreement, the relations between the parties or the termination thereof.

On June 1, 2012, we entered into a consulting agreement with Dr. Holzer, which terminates on November 30, 2012, pursuant to which Dr. Holzer will provide us with consulting services in exchange for monthly payments of $20,337. As part of the consulting agreement, Dr. Holzer released us and our affiliates from any and all claims other than those related to Dr. Holzer’s position as a stockholder. Under this consulting agreement, Dr. Holzer is not entitled to any additional benefits, other than benefit plans or programs that we provide to our directors so long as Dr. Holzer remains on our board of directors.

For a description of certain severance and pension payments to which Dr. Holzer was and will be entitled under his agreements, see “Executive Compensation—Potential Payments Upon Termination or Change of Control.”

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The Compensation Discussion and Analysis discusses the principles underlying our executive compensation policies and decisions for our named executive officers. It provides qualitative information regarding the manner in which compensation is earned by our named executive officers and places in context the data presented in the tables that follow. In addition, we address the compensation paid or awarded during the six months ended June 30, 2012 and the fiscal year ended December 31, 2011 to our named executive officers: Ofir Paz, our chief executive officer (principal executive officer), Craig Shore, our chief financial officer, secretary and treasurer (principal financial and accounting officer), Asher Holzer, Ph.D., our former president, Eli Bar, the senior vice president of research and development and chief technical officer of InspireMD Ltd., and Sara Paz, the former vice president of sales of InspireMD Ltd.

We formed a compensation committee on September 21, 2011. Prior to that date, all compensation decisions for Mr. Paz and Dr. Holzer were made by our board of directors. Mr. Paz was responsible for the executive compensation packages of Messrs. Shore and Bar and Ms. Paz. Because of the potential conflict of interest, Dr. Holzer and Mr. Shore also reviewed and approved Mr. Paz’s decision with respect to Ms. Paz’s compensation before it was implemented. The current compensation package of Mr. Paz and the compensation package of Dr. Holzer until his retirement were determined before our share exchange transactions on March 31, 2011, when InspireMD Ltd. was a private Israeli company. In accordance with Israeli law, their compensation was submitted to and approved by the stockholders of InspireMD Ltd. on February 28, 2011. Our board of directors also reviewed and approved Mr. Shore’s compensation package after the share exchange transactions.

Going forward, the compensation committee of our board of directors will review at least annually and determine the executive compensation packages for Mr. Paz, including approving any grants of stock options. Mr. Paz will remain responsible for making recommendations to our compensation committee with respect to the executive compensation packages for Messrs. Shore and Bar, including any grants of stock options. The compensation committee performed its annual review of named executive officer compensation in February 2012.

In considering compensation for our named executive officers prior to 2012, the board of directors relied upon the officer’s performance and contribution to our development and achievements. We did not engage in any formal benchmarking or conduct or obtain any formal surveys of executive compensation at peer companies. We also considered general compensation trends.

During the compensation committee’s review of named executive officer compensation for 2012, the compensation committee retained the services of a compensation consultant. The consultant provided a report that included formal benchmarking of our named executive officers’ compensation against that at companies selected by the consultant and approved by our compensation committee. The peer group was comprised of 16 U.S.-based public medical devices companies and four Israel-based public medical device and biopharmaceutical companies that were determined to have a comparable business and financial profile to us, in terms of revenue, employee size and/or market value:

Antares Pharma	Atricure	Bacterin International Holdings
BioLase Technology	Cardica	Cerus
Conceptus	Cutera	Cytori Therapeutics
D Medical Industries	Palomar Medical Technologies	Pluristem Therapeutics
PROLOR Biotech	Protalix BioTherapeutics	SEQUENOM
STAAR Surgical	Stereotaxis	SurModics
Uroplasty	Vision-Sciences

The compensation consultant’s report and recommendations primarily called for increases in named executive officer compensation. However, in light of our current financial position, our long-term and short-term goals, the fact that many of our named executive officers received salary increases in 2011 and the significant equity ownership of many of our named executive officers, the compensation committee determined to take only two actions with respect to increases in named executive officer compensation in 2012, in the form of a stock option grant to Mr. Shore, on the terms and for the reasons described under “Named Executive Officer Compensation – Compensation of Chief Financial Officer, Secretary and Treasurer” below and a cash bonus to Mr. Bar, in the amount and for the reason described under “Named Executive Officer Compensation – Compensation of Senior Vice President of Research and Development and Chief Technical Officer of InspireMD Ltd.” below. The compensation committee did not determine to target our overall compensation packages, or elements of our compensation packages, to fall within a certain percentile of the comparator group above, although the compensation committee may determine to do so in the future.

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We have entered into agreements with all of our named executive officers. These agreements are summarized under “Executive Officers and Directors – Agreements with Executive Officers.” Mr. Paz and Dr. Holzer were compensated pursuant to consultancy agreements beginning on April 1, 2011. However, at the request of the compensation committee, Mr. Paz and Dr. Holzer agreed, effective as of December 1, 2011, to be compensated as employees rather than consultants. Since December 1, 2011, Mr. Paz has been, and from December 1, 2011 until his resignation, Dr. Holzer was, treated as an employee of ours and received the same level of compensation (i.e., base salary and benefits) as each would have been entitled to under his consultancy agreement. We have otherwise complied with the terms of the consultancy agreements.

Philosophy of Compensation

The goals of our compensation policy are to ensure that executive compensation rewards management for helping us achieve our financial goals (increased sales, profitability, etc.) and meet our clinical trial milestones and aligns management’s overall goals and objectives with those of our stockholders. To achieve these goals, our compensation committee and board of directors aims to:

•	provide a competitive compensation package that enables us to attract and retain superior management personnel;

•	relate compensation to our overall performance, the individual officer’s performance and our assessment of the officer’s future potential;

•	reward our officers fairly for their role in our achievements; and

•	align executives’ objectives with the objectives of stockholders by granting equity awards to encourage executive stock ownership.

We have determined that in order to best meet these objectives, our executive compensation program should balance fixed and bonus compensation, as well as cash and equity compensation, as discussed below. Historically, there has been no pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation for our executive officers. We intend in the future to solicit recommendations from our compensation consultants with respect to the balance of fixed and bonus compensation for our executive officers.

Components of Compensation

The principal components of compensation for our named executive officers are base salary/consulting fees, equity based grants, personal benefits and perquisites and, potentially in the future, cash bonuses.

Base Salary/Consulting Fees. The primary component of compensation for our named executive officers is base salary (or consulting fees for our named executive officers who are employed pursuant to consultancy agreements). Base salary levels for our named executive officers have historically been determined based upon an evaluation of a number of factors, including the individual officer’s level of responsibility, length and depth of experience and our assessment of the officer’s future potential with our company, performance and, to the extent available, general compensation levels of similarly situated executives and general compensation trends. Although our employment and consultancy agreements with our named executive officers set forth a fixed base salary, salaries have been reviewed periodically and changed, when deemed appropriate, by oral or written amendment to the applicable officer’s agreement. For 2011, we generally increased the base salaries of our executive officers, in part as a reflection of us becoming a publicly traded company in the U.S. and the accompanying increased responsibilities for our executive officers. Prior to April 1, 2011, Ms. Paz was compensated on an hourly basis, based on a fixed hourly consulting fee. In 2012, the compensation committee determined not to make any changes to the base salaries of our named executive officers.

In the future, the compensation committee intends to review each named executive officer’s base salary/consulting fee on an annual basis. In addition to the factors described above, in setting base salary, the compensation committee intends to consider the recommendations of our compensation consultants and more formal data regarding the compensation levels of similarly situated executives.

Equity Based Grants. An additional principal component of our compensation policy for named executive officers consists of grants under the InspireMD, Inc. 2011 UMBRELLA Option Plan. Under this plan, among other awards, executive officers may be granted stock options. Since its formation, the compensation committee of the board of directors has administered the grants of awards under the InspireMD, Inc. 2011 UMBRELLA Option Plan, and prior to its formation, the board of directors administered such awards. We believe that equity ownership of our company by our named executive officers will further align the interests of our executive officers with those of our stockholders.

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Prior to 2012, all equity incentive awards were made either (i) in accordance with negotiated terms set forth in our employment or consultancy agreements, at levels deemed necessary to attract or retain the executive at the time of such negotiations and determined taking into account the recipient’s overall compensation package and the goal of aligning such executive’s interest with that of our stockholders, or (ii) at the discretion of the board of directors or the compensation committee without reference to any formal targets or objectives, when deemed appropriate in connection with extraordinary efforts or results or necessary in order to retain the executive in light of the executive’s overall compensation package.

During its 2012 compensation review, the compensation committee determined to make only one equity incentive award, to Mr. Shore, on the terms and for the reasons described under “Named Executive Officer Compensation – Compensation of Chief Financial Officer, Secretary and Treasurer” below.

Our compensation committee intends to consider during our annual compensation review whether to grant equity incentive awards to our named executive officers, and the terms of any such awards, including whether to set any performance targets or other objective or subjective criteria related to the final grant or vesting of such awards. The compensation committee will also retain the flexibility to make additional grants throughout the year if deemed necessary or appropriate in order to retain our named executive officers or reward extraordinary efforts or achievements.

Personal Benefits and Perquisites. Certain of our named executive officers are entitled to additional personal benefits in accordance with what we believe to be customary practice and law in Israel, including contributions towards pension and vocational studies funds, annual recreational allowances, a company car, a daily food allowance and a company phone. We believe these benefits are commonly provided to executives in Israel, and we therefore believe that it is necessary for us to provide these benefits in order to attract and retain superior management personnel.

Cash Bonus. Until 2012, we had never paid cash bonuses to our executives; however, our consultancy agreements with Mr. Paz and Dr. Holzer provided for cash bonuses to be paid at the discretion of our board of directors in an amount not less than three months’ salary. We believe that cash bonus payments are an appropriate means to reward significant achievement and contribution to us by an executive officer, especially for officers that already hold significant equity positions in our company. Therefore, going forward, cash bonuses may become a more significant component of our compensation policy for executive officers.

During its 2012 compensation review, the compensation committee determined to make a cash bonus award, to Mr. Bar, in the amount and for the reason described under “Named Executive Officer Compensation – Compensation of Senior Vice President of Research and Development and Chief Technical Officer of InspireMD Ltd.” below.

We intend to consider the amount of cash bonus that each of our named executive officers should be entitled to receive in connection with our annual compensation review, taking into account each executive’s total compensation package, the recommendations of our compensation consultant, and any more formal data we obtain regarding the compensation levels of similarly situated executives. We will also consider in connection with such review whether to designate certain financial or operational metrics or other objective or subjective criteria in determining the final amounts of such awards.

Compensation of Named Executive Officers

Compensation of Chief Executive Officer. During the six months ended June 30, 2012, Mr. Paz’s total compensation was $153,597. In 2011, Mr. Paz’s total compensation was $247,039, as compared to $219,160 in total compensation in 2010. Mr. Paz’s total compensation was comprised of (i) salary payments from December 1, 2011 through June 30, 2012, (ii) consulting fees paid pursuant to the consultancy agreement InspireMD Ltd. entered into with A.S. Paz Management and Investment Ltd., an entity wholly-owned by Mr. Paz, through which Mr. Paz was retained to serve as InspireMD Ltd.’s chief executive officer from April 1, 2011 through November 30, 2011, (iii) salary payments from January 1, 2011 through March 31, 2011, and (iv) benefits and perquisites, as more fully discussed below. For the six months ended June 30, 2012, Mr. Paz’s salary compensation was $121,327. In 2011, Mr. Paz’s salary compensation was $42,425 under his employment agreement, $122,970 under the consultancy agreement with A.S. Paz Management and Investment Ltd. and $15,371 as an employee in December 2011, for a total of $180,766, as compared to $89,197 under his employment agreement and $78,491 under a consultancy agreement that was in effect prior to his employment agreement, for a total of $167,688, in 2010. In determining the compensation for Mr. Paz in 2011, our board of directors evaluated our corporate and organizational accomplishments in 2010, as well as Mr. Paz’s individual accomplishments. Mr. Paz’s 2011 compensation was also increased in anticipation of us becoming a publicly traded company in the U.S. and the additional obligations that would entail for our chief executive officer. Mr. Paz’s compensation package for 2011 was determined before our share exchange transactions on March 31, 2011, when InspireMD Ltd. was a private Israeli company. In accordance with Israeli law, his compensation was submitted to and approved by the stockholders of InspireMD Ltd. on February 28, 2011. The compensation committee determined that no changes were needed to Mr. Paz’s compensation package during 2012.

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Mr. Paz also received various benefits as both a salaried employee and a consultant, many of which either are required by Israeli law or we believe are customarily provided to Israeli executives. These benefits included contributions to his pension and vocational studies funds, an annual recreation payment, a company car, a cell-phone and a daily food allowance. For the six months ended June 30, 2012, Mr. Paz’s benefits compensation was $32,270. In 2011, Mr. Paz’s benefits compensation through payments made to him as an employee and through payments made to A.S. Paz Management and Investment Ltd. was $66,273, as compared to $51,472 in 2010. Our board of directors and compensation committee determined that equity based compensation would be inappropriate for Mr. Paz in 2011 and 2012, in light of his current equity holdings in our company.

Compensation of Chief Financial Officer, Secretary and Treasurer. Mr. Shore was initially hired as InspireMD Ltd.’s vice president of business development and became our chief financial officer, secretary and treasurer on March 31, 2011. During the six months ended June 30, 2012, Mr. Shore’s total compensation was $234,396. In 2011, Mr. Shore’s total compensation was $419,433, as compared to $13,162 in total compensation in 2010, which represented compensation paid from the commencement of Mr. Shore’s employment on November 24, 2010. Mr. Shore’s total compensation was comprised of salary payments under his employment agreement with us, option grants under the InspireMD, Inc. 2011 UMBRELLA Option Plan, as more fully discussed below, and benefits and perquisites, as more fully discussed below. For the six months ended June 30, 2012, Mr. Shore’s salary compensation was $76,717. In 2011, Mr. Shore’s annual salary was $118,333, as compared to $9,912 in 2010. Pursuant to his employment agreement with us, Mr. Shore’s monthly salary was automatically increased during 2011, upon the consummation of our share exchange transactions. Upon Mr. Paz’s recommendation, Mr. Shore’s salary was further increased as of July 1, 2011 by an additional $838 per month on July 1, 2011. In determining to make such additional increase, Mr. Paz considered the corporate and organizational accomplishments of our company since Mr. Shore joined us, his role in such accomplishments, his general performance, his increased responsibilities as chief financial officer, the desire to ensure that his compensation is high enough to retain his services and the desire to make his compensation consistent with what we pay to our other senior executives. Mr. Paz recommended, and the compensation committee agreed, that no changes were needed to Mr. Shore’s compensation package during 2012 other than the option grant described below.

Mr. Shore also received various benefits, many of which either are required by Israeli law or we believe are customarily provided to Israeli executives, including contributions to his pension and vocational studies funds, an annual recreation payment, a company car, a company cell phone, and a daily food allowance. For the six months ended June 30, 2012, Mr. Shore’s benefits compensation was $18,180. In 2011, Mr. Shore’s benefits compensation was $35,280, as compared to $3,250 in 2010.

On February 27, 2011, Mr. Shore was granted options that currently represent the right to acquire up to 365,223 shares of our common stock at an exercise price of $1.23 per share. This award was part of the initial package negotiated with Mr. Shore in connection with his hiring in November 2010. The number of shares for which such award was exercisable and the exercise price were originally set forth in Mr. Shore’s employment agreement and related to shares of InspireMD Ltd. The per share price was determined based on the price at which InspireMD Ltd. had most recently raised capital. The option was converted into an option to acquire the current number of shares at the current exercise price through the share exchange transactions. The options vest on an annual basis over three years. The options had a fair market value of $260,554 as of February 27, 2011. In determining to grant Mr. Shore a significant portion of his compensation in the form of options, our board of directors believed that it was important to give Mr. Shore an equity interest in us. Providing Mr. Shore with an equity stake was viewed by our board as important, as Mr. Shore previously did not hold any such stake in us, as opposed to Mr. Paz and Dr. Holzer. In determining the number of shares to award to Mr. Shore, Mr. Paz and our board of directors considered the need to provide Mr. Shore with a compensation package that was sufficient to attract him to accept employment with us, given that his base salary was believed to be relatively low for his position, and the desire to provide Mr. Shore with an equity position in our company that was significant enough to align his objectives with those of our stockholders and allow Mr. Shore to share in our future on financial growth and the benefits of the share exchange and us becoming a U.S. public company.

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On May 20, 2011, Mr. Shore was awarded a warrant to purchase 3,000 shares of our common stock at an exercise price of $1.80 per share as a bonus payment for his work performed in connection with our share exchange transactions. The warrant had a fair market value of $5,266 and vested immediately. The award was given in recognition of Mr. Shore’s extraordinary efforts related to our private placement transaction on March 31, 2011.

On May 25, 2012, Mr. Shore was granted options to acquire up to 300,000 shares of our common stock at an exercise price of $0.80 per share. The options vest on an annual basis over three years. The options had a fair market value of $139,499 as of May 25, 2012. The award was given in recognition of Mr. Shore’s past contributions, to increase Mr. Shore’s equity stake in us in order to further align Mr. Shore’s objectives with those of our stockholders and allow him to share in our future financial growth and to compensate for Mr. Shore’s relatively low salary for his position.

Compensation of Senior Vice President of Research and Development and Chief Technical Officer of InspireMD Ltd. During the six months ended June 30, 2012, Mr. Bar’s total compensation was $112,432. In 2011, Mr. Bar’s total compensation was $350,394, as compared to $942,689 in total compensation in 2010. Mr. Bar’s total compensation was comprised of salary payments under his employment agreement with us, a cash bonus awarded in 2012, as more fully discussed below, option grants under the InspireMD, Inc. 2011 UMBRELLA Option Plan, as more fully discussed below, and benefits and perquisites, as more fully discussed below. For the six months ended June 30, 2012, Mr. Bar’s salary compensation was $77,100. In 2011, Mr. Bar’s annual salary was $122,760, as compared to $91,684 in 2010. In determining the compensation for Mr. Bar in 2011, Mr. Paz evaluated the corporate and organizational accomplishments of our company in 2010, particularly with respect to the development of our products, as well as Mr. Bar’s individual achievements and contributions to such accomplishments. Mr. Bar’s increase in salary during 2011 reflected his significant contributions to our success in 2010, and our desire to retain him going forward. His 2011 salary was increased to the level it had been in August 2008, prior to salary reductions throughout the company. Mr. Paz recommended, and the compensation committee agreed, that no changes were needed to Mr. Bar’s compensation package during 2012 other than the cash bonus described below.

Mr. Bar received a cash bonus of $12,850 in recognition for his efforts in achieving the successful completion of enrollment of our MASTER Trial during the six months ended June 30, 2012. The amount of the bonus was equal to an additional month of salary plus social benefits for Mr. Bar.

Mr. Bar also received various benefits, many of which either are required by Israeli law or we believe are customarily provided to Israeli executives, including contributions to his pension and vocational studies funds, an annual recreation payment, a company car, a company cell phone, and a daily food allowance. During the six months ended June 30, 2012, Mr. Bar’s benefits compensation was $22,482. In 2011, Mr. Bar’s benefits compensation was $42,459, as compared to $32,496, in 2010.

On June 1, 2011, Mr. Bar was awarded options to acquire up to 200,000 shares of common stock at an exercise price of $2.75 per share as a bonus payment for his significant contributions to our company. In determining to make such award, Mr. Paz considered Mr. Bar’s continued exemplary performance and contributions to the clinical development of our product and the desire to continue to retain his services and keep his compensation consistent with what we pay to our other senior executives. We determined that granting Mr. Bar more of an equity interest would further increase his opportunity to share in our future financial success and align his objectives with those of our stockholders. The options vest on an annual basis over a three year period. The options had a fair market value of $268,381 as of June 1, 2011. The exercise price was the fair market value of our common stock on the date of grant. On August 31, 2011, we cancelled these options and reissued an option to purchase 200,000 shares of common stock at an exercise price of $1.93 because our board of directors determined that the $2.75 exercise price was too far out of the money to achieve the compensatory and incentive purposes of the options. The exercise price of the new option was the fair market value of our common stock on the date of grant. The fair value of the 200,000 options as of August 31, 2011 was $185,175.

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Mr. Bar also received two option awards in July 2010. The first award currently represents the right to acquire up to 608,707 shares of our common stock at an exercise price of $0.001 per share. The number of shares for which such award was exercisable and the exercise price originally related to shares of InspireMD Ltd. The per share price was set at $0.01 per share. The option was converted into an option to acquire the current number of shares at the current exercise price through the share exchange transactions. The second award currently represents the right to acquire up to 81,161 shares of our common stock at an exercise price of $1.23 per share. The number of shares for which such award was exercisable and the exercise price also originally related to shares of InspireMD Ltd. The per share price was determined based on the price at which InspireMD Ltd. had most recently raised capital. The option was converted into an option to acquire the current number of shares at the current exercise price through the share exchange transactions. Both awards were made in recognition of Mr. Bar’s contributions to our corporate and organizational achievements. The first award was related to Mr. Bar’s performance over the long-term of his tenure with us and to our desire to grant Mr. Bar an equity stake that would not be at risk. In particular, in determining to make this award, the board of directors took into account the fact that, from September 2008 to April 2009, Mr. Bar accepted several salary reductions, which resulted in his monthly salary being reduced from approximately $10,133 to approximately $7,387. Mr. Bar’s salary remained approximately $7,387 per month until August 2010, at which time his monthly salary was increased to $8,000. Furthermore, our board of directors decided that recognizing Mr. Bar’s efforts and sacrifices through an equity award was the most appropriate form of compensation, as it would also serve to give Mr. Bar an additional equity interest in us. Providing Mr. Bar with an increased equity stake was viewed by our board as important, as Mr. Bar’s existing options were deemed a very small stake in comparison to that held by Mr. Paz and Dr. Holzer. The second award was intended as a more traditional annual incentive award and related primarily to Mr. Bar’s performance in 2010 and our desire to grant Mr. Bar traditional options whose value would fluctuate depending on the performance of our common stock. Both option awards vest one-twelfth quarterly commencing with the quarter in which they were granted. The first award had a fair market value of $750,000 as of July 25, 2010. The second award had a fair market value of $68,509 as of July 31, 2010.

Compensation of Former President. During the six months ended June 30, 2012, Dr. Holzer’s total compensation was $189,290. In 2011, Dr. Holzer’s total compensation was $245,406, as compared to $209,592 in total compensation in 2010. Dr. Holzer’s total compensation was comprised of (i) consulting fees paid pursuant to the consultancy agreement InspireMD Ltd. entered into with OSHIL, The Israeli Society Ltd., an entity wholly-owned by Dr. Holzer, through which Dr. Holzer was retained to serve as InspireMD Ltd.’s president from June 1, 2012 through June 30, 2012, (ii) salary payments from December 1, 2011 through May 31, 2012, (iii) consulting fees paid pursuant to the consultancy agreement InspireMD Ltd. entered into with OSHIL, The Israeli Society Ltd. from April 1, 2011 through November 30, 2011, (iv) salary payments from January 1, 2011 through March 31, 2011, and (v) benefits and perquisites, as more fully discussed below. For the six months ended June 30, 2012, Dr. Holzer’s salary compensation was $139,654 as an employee, which includes a payout of his unused vacation days of $36,010, and $14,474 under the consultancy agreement with OSHIL, The Israeli Society Ltd., for a total of $154,128. In 2011, Dr. Holzer’s salary compensation was $42,425 under his employment agreement, $122,970 under the consultancy agreement with OSHIL, The Israeli Society Ltd., and $15,371 as an employee in December 2011, for a total of $180,766, as compared to $89,197 under his employment agreement and $74,791 under a consultancy agreement that was in effect prior to his employment agreement, for a total of $163,988, in 2010. In determining the compensation for Dr. Holzer in 2011, our board of directors evaluated our corporate and organizational accomplishments in 2010, as well as Dr. Holzer’s individual accomplishments and contributions to our accomplishments. Our board of directors determined that an increase in compensation for Dr. Holzer was appropriate in 2011, in part, in anticipation of us becoming a U.S. publicly traded company in 2011 and the increased responsibilities that would result for our president. Dr. Holzer’s compensation package for 2011 was determined before the share exchange transactions, when InspireMD Ltd. was a private Israeli company. In accordance with Israeli law, his compensation was submitted to and approved by the stockholders of InspireMD Ltd. on February 28, 2011. The compensation committee determined that no changes were needed to Dr. Holzer’s compensation package during its 2012 compensation review.

Dr. Holzer also received various benefits as both a salaried employee and a consultant, many of which either are required by Israeli law or we believe are customarily provided to Israeli executives. These benefits included contributions to his pension and vocational studies funds, an annual recreation payment, a company car and cell phone, and a daily food allowance. For the six months ended June 30, 2012, Dr. Holzer’s benefits compensation through payments made to him as an employee and through payments made to OSHIL, The Israeli Society Ltd. was $35,163. In 2011, Dr. Holzer’s benefits compensation through payments made to him as an employee and through payments made to OSHIL, The Israeli Society Ltd. was $64,640, as compared to $45,604 in 2010. Our board of directors and compensation committee determined that equity based compensation would be inappropriate for Dr. Holzer in 2011 and 2012, in light of his current equity holdings in our company.

Compensation of Former Vice President of Sales of InspireMD Ltd. During the six months ended June 30, 2012, Ms. Paz’s total compensation was $83,569. In 2011, Ms. Paz’s total compensation was $782,016, as compared to $77,603 in total compensation in 2010. Ms. Paz’s total compensation was comprised of (i) payments for consulting fees under a consultancy agreement InspireMD Ltd. entered into with Ms. Paz which terminated on March 31, 2011 and provided for the payment of a fixed hourly consulting fee of $45 for services provided in Israel and a fixed daily consulting fee of $400 for services provided outside of Israel, and (ii) payments for consulting fees under a consultancy agreement InspireMD Ltd. entered into with Sara Paz Management and Marketing Ltd, an entity wholly-owned by Ms. Paz, through which Ms. Paz was retained to serve as InspireMD Ltd.’s vice president of sales from April 1, 2011 until its termination on June 30, 2012, (iii) an option grant under the InspireMD, Inc. 2011 UMBRELLA Option Plan, as more fully discussed below, and (iv) benefits and perquisites, as more fully discussed below. Ms. Paz’s payments under her consultancy agreements were $89,819 during the six months ended June 30, 2012. Ms. Paz’s payments under her consultancy agreements were $112,136 in 2011, as compared to $77,603 in 2010. In determining the compensation for Ms. Paz in 2011, Mr. Paz evaluated our corporate and organizational achievements in 2010, with a particular emphasis on our sales growth, to which Ms. Paz’s work contributed, her contributions and perceived future potential on a full-time basis and the compensation paid to similarly situated executives within our company. Dr. Holzer and Mr. Shore approved Mr. Paz’s determination with respect to Ms. Paz’s compensation. Mr. Paz recommended, and the compensation committee agreed, that no changes were needed to Ms. Paz’s compensation package during 2012.

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In conjunction with InspireMD Ltd. entering into the consultancy agreement with Sara Paz Management and Marketing Ltd, we commenced paying Ms. Paz the benefits required by Israeli law and comparable benefits to our other executives. As such, pursuant to the consultancy agreement, in 2011 and 2012, Ms. Paz received various benefits, including contributions to her pension and vocational studies funds, an annual recreation payment, a company car, a company cell phone, and a daily food allowance. During the six months ended June 30, 2012, Ms. Paz’s benefits compensation was $24,750. In 2011, Ms. Paz’s benefits compensation was $30,473.

In addition, in recognition of Ms. Paz’s contributions to our corporate and organizational achievements in 2010, particularly with respect to the increased sales of our products, in June 2011, our board of directors awarded Ms. Paz options to acquire up to 365,225 shares of common stock at an exercise price of $1.50 per share. The options vest on a monthly basis over a three year period. The options had a fair market value of $639,407 as of June 1, 2011. The amount was determined with reference to the award made to Mr. Shore during 2011, for an approximately equal number of shares. The exercise price was the fair market value of our common stock on the date of grant. We did not consider the Black-Scholes valuation of the grant prior to making it. We did take into account the desire to provide Ms. Paz with an equity position in our company, separate from that of her husband, that would further align her objectives with those of our stockholders and allow her to share in our future financial growth.

Impact of Tax Laws

Deductibility of Executive Compensation. Generally, under U.S. law, a company may not deduct compensation of more than $1,000,000 that is paid to an individual employed by the company who, on the last day of the taxable year, either is the company’s principal executive officer or an individual who is among the three highest compensated officers for the taxable year (other than the principal executive officer or the principal financial officer). The $1,000,000 limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation, and only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities). Because the compensation deducted in the U.S. for each individual to whom this rule applies has historically been less than $1,000,000 per year, we do not believe that the $1,000,000 limitation will affect us in the near future. If the deductibility of executive compensation becomes a significant issue, our compensation plans and policies may be modified to maximize deductibility if our compensation committee and we determine that such action is in our best interests.

Impact of Israeli Tax Law. The awards granted to employees pursuant to Section 102 of the Tax Ordinance under the InspireMD, Inc. 2011 UMBRELLA Option Plan may be designated by us as approved options under the capital gains alternative, or as approved options under the ordinary income tax alternative.

To qualify for the capital gains alternative, certain requirements must be met, including registration of the options in the name of a trustee. Each option, and any shares of common stock acquired upon the exercise of the option, must be held by the trustee for a period commencing on the date of grant and deposit into trust with the trustee and ending 24 months thereafter.

Under the terms of the capital gains alternative, we may not deduct expenses pertaining to the options for tax purposes.

Under the InspireMD, Inc. 2011 UMBRELLA Option Plan, we may also grant to employees options pursuant to Section 102(b)(3) of the Israeli Tax Ordinance that are not required to be held in trust by a trustee. This alternative, while facilitating immediate exercise of vested options and sale of the underlying shares, will subject the optionee to the marginal income tax rate of up to 45% as well as payments to the National Insurance Institute and health tax on the date of the sale of the shares or options. Under the InspireMD, Inc. 2011 UMBRELLA Option Plan, we may also grant to non-employees options pursuant to Section 3(I) of the Israeli Tax Ordinance. Under that section, the income tax on the benefit arising to the optionee upon the exercise of options and the issuance of common stock is generally due at the time of exercise of the options.

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Allotment of these options may be subject to terms of the tax ruling that has been obtained by InspireMD Ltd. from the Israeli tax authorities according to Section 103 of the Israeli tax ordinance, with regard to the share exchange transactions. According to the tax pre-ruling, the exchange of shares and options of InspireMD Ltd. for shares and options of our company pursuant to the share exchange transactions will not result in an immediate tax event for InspireMD Ltd.’s former shareholders, but a deferred tax event, subject to certain conditions as stipulated in the tax pre-ruling. The main condition of the tax pre-ruling is a restriction on the exchanged shares for two years from December 31, 2010 for shareholders holding over of 5% of our outstanding shares of common stock.

Termination Payments

Our agreements with Messrs. Paz, Bar and Shore and Israeli law provide, and our agreements with Dr. Holzer and Ms. Paz provided, for payments and other compensation in the event of termination under certain circumstances, as more fully described under “Executive Compensation – Potential Payments Upon Termination or Change of Control.” These provisions are comprised of (i) notice periods of varying length prior to a termination without cause (180 days for Mr. Paz and Dr. Holzer, 30 days in general and 180 days following certain change in control events for Mr. Shore, 60 days for Mr. Bar and 30 days for Ms. Paz), (ii) severance payments as required by Israeli law, (iii) vesting of Mr. Shore’s, options upon his termination in connection with a change of control and (iv) vesting of Mr. Shore’s, Mr. Bar’s and Ms. Paz’s options automatically upon a change of control if such stock options are not assumed or substituted by the surviving company. We believe that having these provisions in our agreements with our officers enables our officers to focus solely on the performance of their jobs by providing them with security in the event of certain terminations of employment. With respect to the notice provisions, we believe that these provide us with a mechanism to ensure a successful transition if we have to replace one of our named executive officers. In addition, we have provided these benefits to our officers because we believe it is necessary for retention purposes, to attract well qualified and talented executives and, in the case of severance payments, to comply with Israeli law. In exchange for these protections, our officers have agreed to be bound by certain restrictive covenants, including confidentiality, non-competition and non-solicitation provisions.

Risk Considerations in our Compensation Programs

Our compensation committee believes that risks arising from our policies and practices for compensating employees are not reasonably likely to have a material adverse effect on us and do not encourage risk taking that is reasonably likely to have a material adverse effect on us. Our compensation committee believes that the structure of our executive compensation program mitigates risks by avoiding any named executive officer placing undue emphasis on any particular performance metric at the expense of other aspects of our business.

Compensation Committee Report

The compensation committee has reviewed and discussed the Compensation Discussion and Analysis with the members of management of the Company and, based on such review and discussions, the compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in the Company’s Transition Report on Form 10-KT for the transition period from January 1, 2012 to June 30, 2012 and Proxy Statement.

The Compensation Committee:

Sol J. Barer, Ph.D.
Paul Stuka (Chairman)
Eyal Weinstein

Summary Compensation Table

The table below sets forth, for the transition period ended June 30, 2012 and the fiscal years ended December 31, 2011, 2010 and 2009, the compensation earned by Ofir Paz, our chief executive officer, Craig Shore, our chief financial officer, secretary and treasurer, Eli Bar, InspireMD Ltd.’s senior vice president of research and development and chief technical officer, Asher Holzer, Ph.D., our former president, and Sara Paz, InspireMD Ltd.’s former vice president of sales.

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Name and Principal Position	Year(*)	Salary ($)(1)	Bonus ($)(1)	Option Awards($)(2)		All Other Compensation ($)(1)		Total ($)(1)

Ofir Paz(3) Chief Executive Officer	2012	121,327	-	-		32,270	(4)	153,597
	2011	57,796	-	-		189,243	(4)	247,039
	2010	89,197	-	-		129,963	(4)	219,160
	2009	76,524	-	-		129,909	(4)	206,433

Craig Shore Chief Financial Officer, Secretary and Treasurer	2012	76,717	-	139,499		18,180	(5)	234,396
	2011	118,333	-	260,554		40,546	(5)	419,433
	2010	9,912	-	-		3,250	(5)	13,162	(6)

Eli Bar Senior Vice President, Research and Development and Chief Technical Officer of InspireMD Ltd.	2012	77,100	12,850	-		22,482	(8)	112,432
	2011	122,760	-	185,175	(7)	42,459	(8)	350,394
	2010	91,684	-	818,509		32,496	(8)	942,689
	2009	86,971	-	-		38,585	(8)	125,556

Asher Holzer, Ph.D.(3) Former President	2012	139,654	-	-		49,637	(9)	189,291
	2011	57,796	-	-		187,610	(9)	245,406
	2010	89,197	-	-		120,395	(9)	209,592
	2009	73,526	-	-		109,054	(9)	182,580

Sara Paz Former Vice President of Sales of InspireMD Ltd.	2012	-	-	-		83,569	(10)	83,569
	2011	-	-	639,407		142,609	(10)	782,016
	2010	-	-	-		77,603	(10)	77,603
	2009	-	-	-		59,197	(10)	59,197

(*)	2012 refers to our transition period from January 1 through June 30, 2012. Years 2009 to 2011 refer to our annual reporting periods for those years.

(1)	Compensation amounts received in non-U.S. currency have been converted into U.S. dollars using the average exchange rate for the applicable year. The average exchange rate for 2012 was 3.80 NIS per dollar, the average exchange rate for 2011 was 3.5781 NIS per dollar, the average exchange rate for 2010 was 3.7330 NIS per dollar and the average exchange rate for 2009 was 3.9326 NIS per dollar.

(2)	The amounts in this column reflect the dollar amounts recognized for financial statement reporting purposes with respect to the six months ended June 30, 2012 and the years ended December 31, 2009, 2010 and 2011, in accordance with FASB ASC Topic 718. Fair value is based on the Black-Scholes option pricing model using the fair value of the underlying shares at the measurement date. For additional discussion of the valuation assumptions used in determining stock-based compensation and the grant date fair value for stock options, see “Management’s Discussion and Analysis of Financial Condition and Results of Operation — Critical Accounting Policies—Share-Based Compensation” and Note 2—“Significant Accounting Policies” and Note 10—“Equity (Capital Deficiency)” of the Notes to the Consolidated Financial Statements for the Six Months Ended June 30, 2012 included in our Transition Report on Form 10-KT for the six months ended June 30, 2012.

(3)	Both Mr. Paz and Dr. Holzer are directors but do not receive any additional compensation for their services as directors.

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(4)	Mr. Paz’s other compensation consisted of $57,612 in consulting salary and $72,297 in benefits in 2009, $78,491 in consulting salary and $51,472 in benefits in 2010 and $122,970 in consulting salary and $66,273 in benefits in 2011 and consisted solely of benefits in 2012. In each of 2009, 2010, 2011 and 2012, Mr. Paz’s benefits included our contributions to his severance, pension, vocational studies and disability funds, an annual recreation payment, a company car and cell phone, and a daily food allowance. In 2012, the car-related benefits for Mr. Paz were valued at $12,549.

(5)	Mr. Shore’s other compensation consisted solely of benefits in 2010 and 2012 and consisted of a warrant award valued at $5,266 and $35,280 in benefits in 2011. In each of 2010, 2011 and 2012, Mr. Shore’s benefits included our contributions to his severance, pension, vocational studies and disability funds, an annual recreation payment, a company car and cell phone, and a daily food allowance.

(6)	Mr. Shore’s total compensation in 2010 represented amounts paid beginning on November 24, 2010, the date of the commencement of Mr. Shore’s employment with us.

(7)	On June 1, 2011, Mr. Bar was awarded options to acquire up to 200,000 shares of common stock at an exercise price of $2.75 per share as a bonus payment for his contributions to our company in 2010. The options had a fair market value of $268,381. In August 2011, we cancelled the option to purchase 200,000 shares of common stock that were awarded to Mr. Bar in June 2011 and reissued an option to purchase 200,000 shares of common stock at an exercise price of $1.93 because our board of directors determined that the $2.75 exercise price was too far out of the money to achieve the compensatory and incentive purposes of the options. The new options had a fair market value of $185,175.

(8)	Mr. Bar’s other compensation in 2009, 2010, 2011 and 2012 consisted solely of benefits, including our contributions to his severance, pension, vocational studies and disability funds, an annual recreation payment, a company car and cell phone, and a daily food allowance.

(9)	Dr. Holzer’s other compensation consisted of $55,040 in consulting salary and $54,014 in benefits in 2009, $74,791 in consulting salary and $45,604 in benefits in 2010, $122,970 in consulting salary and $64,640 in benefits in 2011 and $14,474 in consulting salary and $35,163 in benefits in 2012. In each of 2009, 2010, 2011 and 2012, Dr. Holzer’s benefits included our contributions to his severance, pension, vocational studies and disability funds, an annual recreation payment, a company car and cell phone, and a daily food allowance.

(10)	Ms. Paz’s other compensation consisted of $59,197 in consulting salary in 2009, $77,603 in consulting salary in 2010, $112,136 in consulting salary and $30,473 in benefits in 2011 and $60,000 in consulting salary and $23,569 in benefits in 2012. In each of 2011 and 2012, Ms. Paz’s benefits included our contributions to her severance, pension, vocational studies and disability funds, an annual recreation payment, a company car and cell phone, and a daily food allowance.

2012 and 2011 Grants of Plan-Based Awards

The following table sets forth information regarding grants of plan-based awards to our named executive officers in the six months ended June 30, 2012:

Name	Grant Date	Option Awards: Number of Securities Underlying (#)		Exercise or Base Price of Option Awards Options ($/Sh)	Grant Date Fair Value of Option Awards ($)
Ofir Paz Chief Executive Officer	-	-		-	-
Craig Shore Chief Financial Officer, Secretary and Treasurer	5/25/2012	300,000	(1)	0.80	139,499
Eli Bar (2) Senior Vice President, Research and Development and Chief Technical Officer of InspireMD Ltd.	-	-		-	-
Asher Holzer, Ph.D. Former President	-	-		-	-
Sara Paz Vice President of Sales of InspireMD Ltd.	-	-		-	-

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(1)	On May 25, 2012, Mr. Shore was granted options to acquire up to 300,000 shares of our common stock at an exercise price of $0.80 per share. The options vest on an annual basis over three years. The options had a fair market value of $139,499 as of May 25, 2012. The award was given in recognition of Mr. Shore’s past contributions, to increase Mr. Shore’s equity stake in us in order to further align Mr. Shore’s objectives with those of our stockholders and allow him to share in our future financial growth and to compensate for Mr. Shore’s relatively low salary for his position.

The following table sets forth information regarding grants of plan-based awards to our named executive officers in the fiscal year ended December 31, 2011:

Name	Grant Date	Option Awards: Number of Securities Underlying (#)		Exercise or Base Price of Option Awards Options ($/Sh)	Grant Date Fair Value of Option Awards ($)
Ofir Paz Chief Executive Officer	-	-		-	-
Craig Shore	2/27/2012	365,223		1.23	260,544
Chief Financial Officer, Secretary and Treasurer	5/20/2011	3,000	(1)	1.80	5,266
Eli Bar(2)	6/1/2011	200,000		2.75	268,381
Senior Vice President, Research and Development and Chief Technical Officer of InspireMD Ltd.	8/31/2011	200,000		1.93	185,175
Asher Holzer, Ph.D. Former President	-	-		-	-
Sara Paz(3) Vice President of Sales of InspireMD Ltd.	6/1/2011	365,225		1.50	639,407

(1)	On May 20, 2011, Mr. Shore was awarded a warrant to purchase 3,000 shares of our common stock at an exercise price of $1.80 per share as a bonus payment for his work performed in connection with our share exchange transactions. The warrant had a fair market value of $5,266 and vested immediately. The award was given in recognition of Mr. Shore’s extraordinary efforts related to our private placement transaction on March 31, 2011.

(2)	On June 1, 2011, Mr. Bar was awarded options to acquire up to 200,000 shares of common stock at an exercise price of $2.75 per share as a bonus payment for his contributions to our company in 2010. The options had a fair market value of $268,381. In August 2011, we cancelled the option to purchase 200,000 shares of common stock that were awarded to Mr. Bar in June 2011 and reissued an option to purchase 200,000 shares of common stock at an exercise price of $1.93 because our board of directors determined that the $2.75 exercise price was too far out of the money to achieve the compensatory and incentive purposes of the options. This resulted in a change in fair market value to $185,175.

(3)	On March 27, 2012, Ms. Paz ceased to be an executive officer upon the appointment of Robert Ratini as our new head of sales and marketing, but has temporarily retained her title as vice president of sales.

Outstanding Equity Awards at June 30, 2012

The following table shows information concerning unexercised options outstanding as of June 30, 2012 for each of our named executive officers. There are no outstanding stock awards with our named executive officers.

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Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)	Option expiration date
Ofir Paz	-	-		-	-

Craig Shore	121,741	243,482	(1)	1.23	2/27/2021
	-	300,000	(2)	0.80	5/25/2022

Eli Bar	243,481	-		0.001	10/28/2016
	365,224	-		0.001	12/29/2016
	405,804	202,903	(3)	0.001	7/22/2020
	54,107	27,054	(3)	1.23	7/28/2020
	66,667	133,333	(4)	1.93	5/23/2016

Asher Holzer, Ph.D.	-	-		-	-

Sara Paz	121,742	243,483	(5)	1.50	6/1/2016

(1)	These options were granted in February 2011 and vest annually, with 1/3 vesting on November 23, 2011, November 23, 2012 and November 23, 2013.

(2)	These options were granted on May 25, 2012 and vest annually, with 1/3 vesting on May 25, 2013, May 25, 2014 and May 25, 2015.

(3)	These options were granted in July 2010 and vest quarterly over three years, commencing with the quarter in which they were granted.

(4)	These options were granted in August 2011 and vest annually, with 1/3 vesting on May 23, 2012, May 23, 2013 and May 23, 2014.

(5)	These options were granted in June 2011 and vest annually, with 1/3 vesting on April 8, 2012, April 8, 2013 and April 8, 2014.

Option Exercises and Stock Vested

There were no stock options exercised by our named executive officers during the six months ended June 30, 2012 or the fiscal year ended December 31, 2011.

2011 UMBRELLA Option Plan

On March 28, 2011, our board of directors and stockholders adopted and approved the InspireMD, Inc. 2011 UMBRELLA Option Plan, which was subsequently amended on October 31, 2011. Under the InspireMD, Inc. 2011 UMBRELLA Option Plan, we have reserved 15,000,000 shares of our common stock as awards to the employees, consultants, and service providers to InspireMD, Inc. and its subsidiaries and affiliates worldwide. If Proposal 2 is approved at the Annual Meeting, then an additional 5,000,000 shares will be available for issuance under the InspireMD, Inc. 2011 UMBRELLA Option Plan.

The InspireMD, Inc. 2011 UMBRELLA Option Plan currently consists of three components, the primary plan document that governs all awards granted under the InspireMD, Inc. 2011 UMBRELLA Option Plan, and two appendices: (i) Appendix A, designated for the purpose of grants of stock options and restricted stock awards to Israeli employees, consultants, officers and other service providers and other non-U.S. employees, consultants, and service providers, and (ii) Appendix B, which is the 2011 U.S. Equity Incentive Plan, designated for the purpose of grants of stock options and restricted stock awards to U.S. employees, consultants, and service providers who are subject to the U.S. income tax. If Proposal 2 is approved at the Annual Meeting, then awards of “incentive stock options” will also be permitted pursuant to the U.S. portion of the plan.

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The purpose of the InspireMD, Inc. 2011 UMBRELLA Option Plan is to provide an incentive to attract and retain employees, officers, consultants, directors, and service providers whose services are considered valuable, to encourage a sense of proprietorship and to stimulate an active interest of such persons in our development and financial success. The InspireMD, Inc. 2011 UMBRELLA Option Plan is administered by our compensation committee. Unless terminated earlier by the board of directors, the InspireMD, Inc. 2011 UMBRELLA Option Plan will expire on March 27, 2021.

Potential Payments Upon Termination or Change of Control

Our agreements with Messrs. Paz, Bar and Shore, Dr. Holzer and Ms. Paz as well as Israeli law provide for payments and other compensation in the event of their termination or a change of control of us under certain circumstances, as described below.

Chief Executive Officer. Pursuant to Mr. Paz’s consultancy agreement, we possess the right to terminate his employment without “cause” (as such term is defined in the agreement) upon at least 180 days prior notice to Mr. Paz. During such notice period, we will continue to compensate Mr. Paz according to his agreement and Mr. Paz will be obligated to continue to discharge and perform all of his duties and obligations under the agreement, and to cooperate with us and use his best efforts to assist with the integration of any persons that we have delegated to assume Mr. Paz’s responsibilities. We believe that this arrangement will assist us in achieving a successful transition upon Mr. Paz’s departure. Mr. Paz is entitled to terminate his employment with us in the event that we do not fulfill our undertakings under our agreement, upon at least 30 days prior notice to us, during which time we may cure the breach. During such notice period, we will continue to compensate Mr. Paz according to his agreement and Mr. Paz will be obligated to continue to discharge and perform all of his duties and obligations under the agreement.

If Mr. Paz’s employment is terminated for any reason other than for cause, as a senior executive under Israeli law, he will also be entitled to severance payments equal to the total amount that has been contributed to and accumulated in his severance payment fund. The total amount accumulated in his severance payment fund as of June 30, 2012 was $86,408, as adjusted for conversion from New Israeli Shekels to U.S. Dollars.

We are entitled to terminate Mr. Paz’s employment immediately at any time for “cause” (as such term is defined in the agreement and the Israeli Severance Payment Act 1963), upon which, after meeting certain requirements under the applicable law and recent Israeli Labor court requirements, we believe we will have no further obligation to compensate Mr. Paz and Mr. Paz will not be entitled to the amount that has been contributed to and accumulated in his severance payment fund.

Also, upon termination of Mr. Paz’s employment for any reason, we will compensate him for all unused vacation days accrued.

Chief Financial Officer, Secretary and Treasurer. Subject to certain conditions, either party to our employment agreement with Mr. Shore may terminate the employment agreement without “cause” (as such term is defined in Mr. Shore’s employment agreement with us) upon at least 30 days prior notice to the other party or, in the event of a major change of control in terms of the ownership of shares of our common stock or our intellectual property, upon at least 180 days prior notice. During such notice period, we will continue to compensate Mr. Shore according to his employment agreement and Mr. Shore will be obligated to continue to discharge and perform all of his duties and obligations under his employment agreement, and to cooperate with us and use his best efforts to assist with the integration of any persons that we have delegated to assume Mr. Shore’s responsibilities. We believe that this arrangement with Mr. Shore will assist us in achieving a successful transition upon Mr. Shore’s departure. In addition, upon termination without “cause,” we have the right to pay Mr. Shore a lump payment representing his compensation for the notice period and terminate Mr. Shore’s employment immediately.

If we terminate Mr. Shore’s employment without cause, Mr. Shore will be entitled, under Israeli law, to severance payments equal to his last month’s salary multiplied by the number of years Mr. Shore has been employed with us. In order to finance this obligation, we make monthly contributions equal to 8.33% of Mr. Shore’s salary to a severance payment fund. The total amount accumulated in Mr. Shore’s severance payment fund as of June 30, 2012 was $14,165 as adjusted for the conversion from New Israeli Shekels to U.S. Dollars. However, if Mr. Shore’s employment is terminated without cause, on account of a disability or upon his death, as of June 30, 2012, Mr. Shore would have been entitled to receive $15,498 in severance under Israeli law, thereby requiring us to pay Mr. Shore $1,333 , in addition to releasing the $14,165 in Mr. Shore’s severance payment fund. On the other hand, pursuant to his employment agreement, Mr. Shore is entitled to the total amount contributed to and accumulated in his severance payment fund in the event of the termination of his employment as a result of his voluntary resignation. In addition, Mr. Shore would be entitled to receive his full severance payment under Israeli law, including the total amount contributed to and accumulated in his severance payment fund, if he retires from our company at or after age 67.

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We are entitled to terminate Mr. Shore’s employment immediately at any time for “cause” (as such term is defined in the agreement and the Israeli Severance Payment Act 1963), upon which, after meeting certain requirements under the applicable law and recent Israeli Labor court requirements, we believe we will have no further obligation to compensate Mr. Shore.

In addition, pursuant to Mr. Shore’s employment agreement, in the event of a change of control of our company, the majority of shares of our common stock or our intellectual property that results in the termination of Mr. Shore’s employment within one year of such change of control, the stock options granted to Mr. Shore in accordance with the terms of his employment agreement that were unvested will vest immediately upon such termination. Furthermore, pursuant to terms contained in Mr. Shore’s stock option award agreement, in the event of a change of control of our company, the stock options granted to Mr. Shore that were unvested will vest immediately upon such change of control if such stock options are not assumed or substituted by the surviving company.

Also, upon termination of Mr. Shore’s employment for any reason, we will compensate him for all unused vacation days accrued.

Senior Vice President of Research and Development and Chief Technical Officer of InspireMD Ltd. Subject to certain conditions, either party to our employment agreement with Mr. Bar may terminate the employment agreement without “cause” (as such term is defined in Mr. Bar’s employment agreement with us) upon at least 60 days prior written notice to the other party. During such notice period, we will continue to compensate Mr. Bar according to his employment agreement and Mr. Bar will be obligated to continue to discharge and perform all of his duties and obligations under his employment agreement, and to cooperate with us and use his best efforts to assist with the integration of any persons that we have delegated to assume Mr. Bar’s responsibilities. We believe that our severance arrangement with Mr. Bar will assist us in achieving a successful transition upon Mr. Bar’s departure. In addition, upon termination without “cause,” we have the right to pay Mr. Bar a lump payment representing his compensation for the notice period and terminate Mr. Bar’s employment immediately.

If Mr. Bar’s employment is terminated without cause, Mr. Bar will also be entitled under Israeli law to severance payments equal to his last month’s salary multiplied by the number of years Mr. Bar has been employed with us. In order to finance this obligation, we make monthly contributions equal to 8.33% of Mr. Bar’s salary each month to a severance payment fund. The total amount accumulated in his severance payment fund as of June 30, 2012 was $63,450, as adjusted for conversion from New Israeli Shekels to U.S. dollars. However, if Mr. Bar’s employment was terminated without cause, on account of a disability or upon his death, as of June 30, 2012, Mr. Bar would be entitled to receive $68,397 in severance under Israeli law, thereby requiring us to pay Mr. Bar $4,947, in addition to releasing the $63,450 in his severance payment fund. In addition, Mr. Bar would be entitled to receive his full severance payment under Israeli law, including the total amount contributed to and accumulated in his severance payment fund, if he retires from our company at or after age 67.

We are entitled to terminate Mr. Bar’s employment immediately at any time for “cause” (as such term is defined in the agreement and the Israeli Severance Payment Act 1963), upon which, after meeting certain requirements under the applicable law and recent Israeli Labor court requirements, we believe we will have no further obligation to compensate Mr. Bar.

In addition, pursuant to terms contained in Mr. Bar’s stock option award agreement, in the event of a change of control of our company, the stock options granted to Mr. Bar that were unvested will vest immediately upon such change of control if such stock options are not assumed or substituted by the surviving company. Also, upon termination of Mr. Bar’s employment for any reason, we will compensate him for all unused vacation days accrued.

Former President. Pursuant to Dr. Holzer’s consultancy agreement with us dated June 1, 2012, both Dr. Holzer and we possess the right to terminate the consultancy agreement for any reason or for no reason upon at least 15 days prior notice to other party. During such notice period, we will continue to compensate Dr. Holzer his consulting fees according to his agreement and Dr. Holzer will be obligated to continue to discharge and perform all of his duties and obligations under the agreement. In the event we terminate the consulting agreement without “cause” (as such term is defined in the agreement), we shall pay Dr. Holzer his consulting fees for the entire term of the consulting agreement, which terminates November 30, 2012. Upon termination of the consulting agreement, we believe that we will have no further obligation to compensate Dr. Holzer and Dr. Holzer will not be entitled to any additional compensation, other than as set forth above.

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Former Vice President of Sales of InspireMD Ltd. Subject to certain conditions, either party to our consultancy agreement with Ms. Paz may terminate the agreement without “cause” (as such term is defined in her consultancy agreement) upon at least 30 days prior written notice to the other party. During such notice period, we will continue to compensate Ms. Paz according to her consultancy agreement and Ms. Paz will be obligated to continue to discharge and perform all of her duties and obligations under her consultancy agreement, and to cooperate with us and use her best efforts to assist with the integration of any persons that we have delegated to assume Ms. Paz’s responsibilities. We believe that our severance arrangement with Ms. Paz will assist us in achieving a successful transition upon Ms. Paz’s departure. Ms. Paz is entitled to terminate her employment with us in the event that we do not fulfill our undertakings under our agreement, upon at least 30 days prior notice to us, during which time we may cure the breach. During such notice period, we will continue to compensate Ms. Paz according to her agreement and Ms. Paz will be obligated to continue to discharge and perform all of his duties and obligations under the agreement.

In addition, pursuant to terms contained in Ms. Paz’s stock option award agreement, in the event of a change of control of our company, the stock options granted to Ms. Paz that were unvested will vest immediately upon such change of control if such stock options are not assumed or substituted by the surviving company.

We are entitled to terminate Ms. Paz’s employment immediately at any time for any reason, upon which we believe we will have no further obligation to compensate Ms. Paz under her consultancy agreement or Israeli law, except as provided above.

The following table shows, as of June 30, 2012, potential payments to our named executive officers for various scenarios involving a resignation, termination, change of control, retirement, death or disability, using, where applicable, the closing price of our common stock of $1.06 (as reported on the OTC Bulletin Board as of June 29, 2012). Compensation amounts to be paid in non-U.S. currency have been converted into U.S. dollars using 3.923 NIS per dollar, which was the exchange rate as of June 30, 2012.

Type of Event	Voluntary Resignation Upon Breach By Us		Voluntary Resignation		Termination for Cause		Termination Not for Cause		Death		Disability		Termination Not for Cause in Connection with a Change of Control		Change of Control (No Termination)
Ofir Paz
Employment agreement payments	$19,873	(1)	$19,873	(1)	—		$119,238	(2)	—		—		$119,238	(2)	—
Severance payments(3)	$86,408		$86,408		—		$86,408		$86,408		$86,408		$86,408		—
Accrued vacation payments(4)	$61,527		$61,527		$61,527		$61,527		$61,527		$61,527		$61,527		—
Value of accelerated options	—		—		—		—		—		—		—		—
Craig Shore
Employment agreement payments	$12,369	(5)	$12,369	(5)	—		$12,369	(5)	—		—		$74,215	(2)	—
Severance payments	$14,165	(6)	$14,165	(6)	—		$15,498	(7)	$15,498	(7)	$15,498	(7)	$15,498	(7)	—
Accrued vacation payments(4)	$12,242		$12,242		$12,242		$12,242		$12,242		$12,242		$12,242		—
Value of accelerated options	—				—		—		—		—		$78,000	(8)	$78,000	(9)
Eli Bar
Employment agreement payments	$24,942	(10)	$24,942	(10)	—		$24,942	(10)	—		—		$24,942	(10)	—
Severance payments	—		—		—		$68,397	(7)	$68,397	(7)	$68,397	(7)	$68,397	(7)	—
Accrued vacation payments(4)	$40,591		$40,591		$40,591		$40,591		$40,591		$40,591		$40,591		—
Value of accelerated options	—				—		—		—		—		$214,874	(11)	$214,874	(11)
Asher Holzer
Employment agreement payments	$10,169	(12)	$10,169	(12)	$10,169	(12)	$101,685	(13)	—		—		$101,685	(13)	—
Severance payments(3)	—		—		—		—		—		—		—		—
Accrued vacation payments(4)	—		—		—		—		—		—		—		—
Value of accelerated options	—		—		—		—		—		—		—
Sara Paz
Consultancy agreement payments	$13,491	(5)	$13,491	(5)	$—		$13,491	(5)	—		—		$13,491	(5)	—
Severance payments	—		—		—		—		—		—		—		—
Accrued vacation payments	—		—		—		—		—		—		—		—
Value of accelerated options	—		—		—		—		—		—		—		—

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(1)	Represents total compensation for 30 days, during which time we will continue to compensate the officer according to his agreement and the officer will be obligated to continue to discharge and perform all of his duties and obligations under the agreement. In the event of material breach by us, we are permitted to cure our breach of the agreement during the 30 day notice period.

(2)	Represents total compensation for 180 days, during which time we will continue to compensate the officer according to his agreement and the officer will be obligated to continue to discharge and perform all of his duties and obligations under the agreement.

(3)	Represents the total amount that has been contributed to and accumulated in his severance payment fund.

(4)	Pursuant to Israeli law, the value of a vacation day is equal to gross salary divided by 22 working days per month.

(5)	Represents total compensation for 30 days, during which time we will continue to compensate the officer according to his or her agreement and the officer will be obligated to continue to discharge and perform all of his or her duties and obligations under the agreement.

(6)	Represents the total amount that has been contributed to and accumulated in his severance payment fund, to be paid pursuant to his employment agreement.

(7)	Represents the total amount to be paid under Israeli law in the event of termination not for cause, calculated based upon the officer’s monthly salary as of June 30, 2012, multiplied by his years of employment with us.

(8)	Represents the vesting of options to purchase 300,000 shares of our common stock, multiplied by the difference between the exercise price of $0.81 and the closing price of our common stock of $1.06 (as reported on the OTC Bulletin Board as of June 29, 2012), which shall occur upon termination of Mr. Shore’s employment within one year of a change of control.

(9)	Assumes that such stock options are not assumed or substituted by the surviving company and represents the vesting of options to purchase 300,000 shares of our common stock, multiplied by the difference between the exercise price of $0.81 and the closing price of our common stock of $1.06 (as reported on the OTC Bulletin Board as of June 29, 2012).

(10)	Represents total compensation for 60 days, during which time we will continue to compensate the officer according to his agreement and the officer will be obligated to continue to discharge and perform all of his duties and obligations under the agreement.

(11)	Assumes that such stock options are not assumed or substituted by the surviving company and represents the sum of the vesting of options to purchase 202,902 shares of our common stock, multiplied by the difference between the exercise price of $0.001 and the closing price of our common stock of $1.06 (as reported on the OTC Bulletin Board as of June 29, 2012).

(12)	Represents total compensation for 15 days, during which time we will continue to compensate the officer according to his agreement and the officer will be obligated to continue to discharge and perform all of his duties and obligations under the agreement.

(13)	Represents total compensation for the remainder of the term of Dr. Holzer’s consulting agreement, which terminates November 30, 2012.

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Director Compensation

The following table shows information concerning our directors other than Mr. Paz and Dr. Holzer, during the six months ended June 30, 2012.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards(1) ($)		All Other Compensation ($)	Total ($)
Sol J. Barer, Ph.D.	-	-	215,044	(2)	-	215,044
James Barry, Ph.D.	-	-	129,695		-	129,695
Paul Stuka	-	-	23,323		-	23,323
Eyal Weinstein	-	-	23,323		-	23,323

(1)	The amounts in this column reflect the dollar amounts recognized for financial statement reporting purposes with respect to the six months ended June 30, 2012, in accordance with FASB ASC Topic 718. Fair value is based on the Black-Scholes option pricing model using the fair value of the underlying shares at the measurement date. For additional discussion of the valuation assumptions used in determining stock-based compensation and the grant date fair value for stock options, see “Management’s Discussion and Analysis of Financial Condition and Results of Operation — Critical Accounting Policies—Share-Based Compensation” and Note 2—“Significant Accounting Policies” and Note 10—“Equity (Capital Deficiency)” of the Notes to the Consolidated Financial Statements for the Six Months Ended June 30, 2012 included in our Transition Report on Form 10-KT for the six months ended June 30, 2012.

(2)	This includes the fair market value of Mr. Barer’s option described in the table below as well as $191,721 recognized as a result of a change in a performance condition to the vesting of options to purchase 1,450,000 shares of our common stock. An option to purchase 750,000 shares was originally scheduled to vest upon the date we become listed on a registered national securities exchange (such as the New York Stock Exchange, NASDAQ Stock Market, or the NYSE Amex), provided that such listing occurs on or before June 30, 2013, and provided further that Dr. Barer is still providing services to us in some capacity as of such vesting date. An option to purchase 750,000 shares was originally scheduled to vest upon the date that we receive research coverage from at least two investment banks that ranked in the top 20 investment banks in terms of underwritings as of their most recently completed fiscal year, and/or leading analysts, as ranked by either the Wall Street Journal, the Financial Times, Zacks Investment Research or Institutional Investor, provided that we receive such coverage on or before June 30, 2013, and, provided further that Dr. Barer is still providing services to us in some capacity as of such vesting date. On June 18, 2012, the compensation committee extended these December 31, 2012 deadlines to June 30, 2013.

We do not currently provide cash compensation to our directors for acting as such, although we may do so in the future. We reimburse our directors for reasonable expenses incurred in connection with their service as directors. In addition, during the six months ended June 30, 2012, we made the following option grants to the following directors. Each grant was made under the InspireMD, Inc. 2011 UMBRELLA Option Plan, unless otherwise noted.

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Name	Shares Subject to Options		Grant Date	Exercise Price	Vesting Schedule	Expiration	Fair Market Value on Grant Date
Sol J. Barer, Ph.D.	50,000	(1)	June 18, 2012	$0.79	One-third annually in 2013, 2014 and 2015 on the anniversary of the date of grant, provided that Dr. Barer is providing services to us or our subsidiaries or affiliates on the applicable vesting date.	June 18, 2022	$23,323
James Barry, Ph.D.	100,000	(2)	January 30, 2012	$1.95	One-third annually in 2013, 2014 and 2015 on the anniversary of the date of grant, provided that if Dr. Barry is (i) not reelected as a director at our 2014 annual meeting of stockholders, or (ii) not nominated for reelection as a director at our 2014 annual meeting of stockholders, the option vests and becomes exercisable on the date of such failure to be reelected or nominated.	January 30, 2022	$106,372
	50,000	(1)	June 18, 2012	$0.79	One-third annually in 2013, 2014 and 2015 on the anniversary of the date of grant, provided that Dr. Barry is providing services to us or our subsidiaries or affiliates on the applicable vesting date.	June 18, 2022	$23,323
Paul Stuka	50,000	(1)	June 18, 2012	$0.79	One-third annually in 2013, 2014 and 2015 on the anniversary of the date of grant, provided that Mr. Stuka is providing services to us or our subsidiaries or affiliates on the applicable vesting date.	June 18, 2022	$23,323
Eyal Weinstein	50,000	(1)	June 18, 2012	$0.79	One-third annually in 2013, 2014 and 2015 on the anniversary of the date of grant, provided that Mr. Weinstein is providing services to us or our subsidiaries or affiliates on the applicable vesting date.	June 18, 2022	$23,323

(1)	This option was granted as the director’s 2012 annual director compensation.

(2)	This option was granted in connection with the appointment of this person to our board of directors.

In connection with the appointment of James J. Loughlin to our board of directors effective September 21, 2012, Mr. Loughlin was granted an option to purchase 100,000 shares of our common stock at an exercise price of $2.25 per share, the closing price of our common stock on September 21, 2012, the date of grant, subject to the terms and conditions of the 2011 UMBRELLA Option Plan. The option vests and becomes exercisable in three equal annual installments beginning on the one-year anniversary of the date of grant, provided that in the event that Mr. Loughlin is either (i) not reelected as a director at our 2014 annual meeting of stockholders, or (ii) not nominated for reelection as a director at our 2014 annual meeting of stockholders, the option vests and becomes exercisable on the date of Mr. Loughlin’s failure to be reelected or nominated. The option has a term of 10 years from the date of grant.

The following table shows information concerning our directors other than Mr. Paz and Dr. Holzer, during the fiscal year ended December 31, 2011.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)		Option Awards(1) ($)	All Other Compensation ($)	Total ($)
Sol J. Barer, Ph.D.	-	5,655,000	(2)	4,783,659	-	10,438,659
Paul Stuka	-	-		111,344	-	111,344
Eyal Weinstein	-	-		27,836	-	27,836

(1)	The amounts in this column reflect the dollar amounts recognized for financial statement reporting purposes with respect to the year ended December 31, 2011, in accordance with FASB ASC Topic 718. Fair value is based on the Black-Scholes option pricing model using the fair value of the underlying shares at the measurement date. For additional discussion of the valuation assumptions used in determining stock-based compensation and the grant date fair value for stock options, see “Management’s Discussion and Analysis of Financial Condition and Results of Operation—Critical Accounting Policies—Share-based compensation” and Note 2—“Significant Accounting Policies” and Note 10—“Equity (Capital Deficiency)—Share Based Compensation” of the Notes to the Consolidated Financial Statements included in our Transition Report on Form 10-KT for the six months ended June 30, 2012.

(2)	On November 16, 2011, in connection with his appointment as chairman of our board of directors, we issued Dr. Barer 2,900,000 shares of our common stock, all of which were immediately vested. The fair market value was $1.95 per share.

During 2011, we made the following option grants to the following directors. Each grant was made under the InspireMD, Inc. 2011 UMBRELLA Option Plan, unless otherwise noted.

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Name	Shares Subject to Options		Grant Date	Exercise Price	Vesting Schedule	Expiration		Fair Market Value on Grant Date
Sol J. Barer, Ph.D.	1,000,000	(1)(2)	July 11, 2011	$1.50	Fully vested upon grant.	September 30, 2011	(3)	$1,000,255
	500,000	(2)	July 11, 2011	$2.50	One-half annually in 2012 and 2013 on the anniversary of the date of grant, provided that if Dr. Barer is (i) not reelected as a director at our 2012 annual meeting of stockholders, or (ii) not nominated for reelection as a director at our 2012 annual meeting of stockholders, the option vests and becomes exercisable on the date of such failure to be reelected or nominated.	July 11, 2021		$709,997
	1,450,000	(1)(4)	November 16, 2011	$1.95	In substantially equal monthly installments (with any fractional shares vesting on the last vesting date) on the last business day of each calendar month over a two year period from the date of grant, with the first installment vesting on November 30, 2011, provided that Dr. Barer is still providing services to us in some capacity as of each such vesting date.	November 16, 2021		$1,536,703
	725,000	(1)(4)	November 16, 2011	$1.95	Upon the date we become listed on a registered national securities exchange (such as the New York Stock Exchange, NASDAQ Stock Market, or the NYSE Amex), provided that such listing occurs on or before June 30, 2013, and provided further that Dr. Barer is still providing services to us in some capacity as of such vesting date.(5)	November 16, 2021		$768,352
	725,000	(1)(4)	November 16, 2011	$1.95	Upon the date that we receive research coverage from at least two investment banks that ranked in the top 20 investment banks in terms of underwritings as of their most recently completed fiscal year, and/or leading analysts, as ranked by either the Wall Street Journal, the Financial Times, Zacks Investment Research or Institutional Investor, provided that we receive such coverage on or before June 30, 2013, and, provided further that Dr. Barer is still providing services to us in some capacity as of such vesting date.(15)	November 16, 2021		$768,352
Paul Stuka	100,000	(2)	August 8, 2011	$1.95	One-third annually in 2012, 2013 and 2014 on the anniversary of the date of grant, provided that if Mr. Stuka is (i) not reelected as a director at our 2012 annual meeting of stockholders, or (ii) not nominated for reelection as a director at our 2012 annual meeting of stockholders, the option vests and becomes exercisable on the date of such failure to be reelected or nominated.	August 8, 2021		$111,344
Eyal Weinstein	25,000	(2)	August 8, 2011	$1.95	One-third annually in 2012, 2013 and 2014 on the anniversary of the date of grant, provided that if Mr. Weinstein is required to resign from the board due to medical reasons, the option vests and becomes exercisable on the date of Mr. Weinstein’s resignation for medical reasons.	August 8, 2021		$27,836

(1)	This option was issued outside the InspireMD, Inc. 2011 UMBRELLA Option Plan.

(2)	This option was granted in connection with the appointment of this person to our board of directors.

(3)	This option was exercised in full by Dr. Barer on September 28, 2011.

(4)	This option was granted to Dr. Barer in connection with his appointment as chairman of our board of directors on November 16, 2011.

(5)	Pursuant to the terms of the initial grant, these milestones were required to be achieved by December 31, 2012. On June 18, 2012, the compensation committee extended this deadline to June 30, 2013.

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PROPOSAL 2: APPROVAL OF AMENDMENT TO THE UMBRELLA PLAN

In General

The Board of Directors is seeking the approval of our stockholders of an amendment to the UMBRELLA Plan, which was adopted by our Board of Directors on November 1, 2012, subject to stockholder approval (the “Plan Amendment”). The UMBRELLA Plan was originally adopted and approved by our Board of Directors and stockholders on March 28, 2011. Our Board of Directors subsequently amended and restated the UMBRELLA Plan on June 30, 2011. Under the UMBRELLA Plan, we reserved a total of 15,000,000 shares of our common stock for issuance pursuant to awards to employees, consultants, and service providers to the Company and its subsidiaries and affiliates (the “Group”). The Plan Amendment (1) increases the number of shares of our common stock available for issuance pursuant to awards under the UMBRELLA Plan by 5,000,000 shares, to a total of 20,000,000 shares, and (2) permits the granting of “incentive stock options” that qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

The UMBRELLA Plan currently consists of three components, the primary plan document that governs all awards granted under the UMBRELLA Plan, and two appendices: (i) Appendix A, which is the 2006 Plan (defined below), designated for the purpose of grants of stock options and restricted stock to Israeli employees, consultants, officers and other service providers and other non-U.S. employees, consultants, and service providers (the “Israeli Plan”), and (ii) Appendix B, which is the 2011 U.S. Equity Incentive Plan, designated for the purpose of grants of stock options and restricted stock awards to U.S. employees, consultants, and service providers who are subject to the U.S. income tax (the “U.S. Plan”) (unless otherwise noted, a reference herein to the “UMBRELLA Plan,” includes the Israeli Plan and the U.S. Plan).

The purpose of the UMBRELLA Plan is to provide an incentive to attract and retain employees, consultants, directors, and other service providers whose services are considered valuable, to encourage a sense of proprietorship, and to stimulate an active interest of such persons in our development and financial success. We believe that the increase in the number of shares that may be granted and our related ability to continue offering the UMBRELLA Plan not only provides an incentive for employees, consultants, directors, and other service providers to acquire shares of our common stock, thereby aligning their interests with those of our stockholders, but also enables us to continue to attract and retain the talented individuals necessary for our continued growth and success. Our Board of Directors approved the amendment to the UMBRELLA Plan based, in part, on the belief that the number of shares currently available under the UMBRELLA Plan does not give the Company sufficient authority and flexibility to adequately provide for future incentives.

A copy of the Plan Amendment and the UMBRELLA Plan is included as Annex A and Annex B, respectively, to this Proxy Statement. Below is a summary of certain key provisions of the UMBRELLA Plan, which is qualified in its entirety by reference to the full text of the UMBRELLA Plan.

Summary of the Proposed Plan Amendment

Our board of directors adopted the Plan Amendment on November 1, 2012, subject to stockholder approval, to (1) increase the number of shares of our common stock available for issuance pursuant to awards under the UMBRELLA Plan by 5,000,000 shares, to a total of 20,000,000 shares, and (2) permit the granting of “incentive stock options” that qualify under Section 422 of the Code.

Description of the UMBRELLA Plan

Expiration. Unless terminated earlier by the Board of Directors, the UMBRELLA Plan shall expire upon the earlier of March 27, 2021 or when all of the shares of common stock reserved for issuance have been issued.

Share Authorization; Limitations. Subject to certain adjustments, unless the Plan Amendment is approved by the stockholders, the number of our shares of common stock that may be issued pursuant to awards under the UMBRELLA Plan is 15,000,000 shares. If the Plan Amendment is approved, the total number of shares that may be issued pursuant to awards will be increased to 20,000,000 shares. Shares are counted only to the extent they are actually issued. If an award lapses, expires, terminates or is cancelled without the issuance of shares, or if shares are otherwise forfeited under an award, then such shares may again be used for new awards under the UMBRELLA Plan. Subject to certain adjustments, no officer of the company subject to Section 16 of the Exchange Act or “covered employee” as defined in Section 162(m)(3) of the Code may be granted awards that could result in such individual receiving stock options for more than 1,000,000 shares during any calendar year.

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Administration. The UMBRELLA Plan is administered by our compensation committee (the “Administrator”). The Administrator will determine the recipients of the awards and the number of shares of common stock subject to such awards. Subject to the terms of the UMBRELLA Plan, the terms and conditions of each award of options or restricted stock, including vesting conditions and the effect of a termination of service, will be determined by the Administrator. Awards granted pursuant to the UMBRELLA Plan will be evidenced by a written award agreement. The Administrator will interpret the UMBRELLA Plan and any awards granted under the plan and any such determination by the Administrator will be final, binding, and conclusive.

Eligibility and Granting of Awards. The UMBRELLA Plan authorizes the granting of awards to officers, directors, employees, consultants, and other persons who provide services to the Group. The Administrator, upon its own action, may grant, but shall not be required to grant, an award to any service provider to the Group. Awards may be granted by the Administrator at any time and from time to time to new participants, or to then participants, or to a greater or lesser number of participants, and may include or exclude previous participants, as the Administrator shall determine. Awards granted at different times need not contain similar provisions. The Administrator’s determinations (including without limitation determinations of which individuals, if any, are to receive awards, the form, amount and timing of such awards, the terms and provisions of such awards and the agreements evidencing same) need not be uniform and may be made by it selectively among participants who receive, or are eligible to receive, awards under the UMBRELLA Plan.

As of November 1, 2012, there were approximately 98 officers, directors, employees, consultants and service providers eligible to receive awards under the UMBRELLA Plan.

Stock Options. Pursuant to the Israeli Plan, the Administrator is authorized to grant stock options to persons subject to the Israeli Income Tax Ordinance (the “Ordinance”). The Administrator may grant to employees, officers, and directors options under Section 102 of the Ordinance (“Section 102 Options”) and to consultants and other service providers options under Section 3(i) of the Ordinance (“Section 3(i) Options”). The Administrator may designate Section 102 Options as “Approved 102 Options,” for which the options and shares upon exercise must be held in trust and granted through a trustee, and as “Unapproved 102 Options,” for which the options and shares upon exercise do not have to be held in trust. As described further below, the type of option and duration of time the option and shares upon exercise are held in trust will determine the tax consequences to the participant. Of the Approved 102 Options, the Administrator may grant options as “Work Income Options,” for which the options and shares upon exercise must be held in trust for 12 months from the date of grant, or as “Capital Gain Options,” for which the options and shares upon exercise must be held in trust for 24 months from the date of grant. If the requirements of the Approved 102 Options are not met, the options are regarded as Unapproved 102 Options. Section 3(i) Options and the shares upon exercise may be held in trust as well, depending upon the agreement between the Administrator, optionee, and the trustee of the trust.

Pursuant to the U.S. Plan, the Administrator is currently authorized to grant nonqualified stock options that do not qualify for special tax treatment under Section 422 of the Code. If the Plan Amendment is approved by our stockholders, the Administrator will be authorized to grant “incentive stock options” that qualify under Section 422 of the Code (“ISOs”), provided that only employees of the Company and its subsidiaries (excluding subsidiaries that are not corporations) are eligible to receive ISOs.

The exercise price per share subject to an option is determined by the Administrator; provided that the per share exercise price of an option under the U.S. Plan cannot be less than 100% of the fair market value of a share of common stock on the date of grant, and further provided that, if an ISO is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of stock of the Company (or any subsidiary), the exercise price shall be at least 110% of the fair market value of a share of common stock on the date of grant. The Administrator will determine the terms of each option at the time of the grant, including without limitation the methods by or forms in which shares of common stock will be delivered to participants. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or service generally are fixed by the Administrator, except that the Administrator may not grant options with a term exceeding 10 years. In the case of ISOs, if such ISOs are granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of stock of the Company (or any subsidiary), the option term shall not exceed five years from the date of grant. The Administrator may grant options subject to certain restrictions such as vesting pursuant to an award agreement.

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Restricted Stock. Pursuant to the UMBRELLA Plan, the Administrator is authorized to grant restricted stock. Restricted stock consists of shares of common stock that may not be sold, transferred, pledged, hypothecated, encumbered or otherwise disposed of, and that may be forfeited in the event of certain terminations of employment or service, prior to the end of a restricted period specified by the Administrator. The Administrator determines the eligible participants to whom, and the time or times at which, grants of restricted stock will be made, the number of shares to be granted, the price to be paid, if any, the time or times within which the shares covered by such grants will be subject to forfeiture, the time or times at which the restrictions will terminate, and all other terms and conditions of the grants. Restrictions or conditions could include, but are not limited to, the attainment of performance goals, continuous service with the company, the passage of time or other restrictions or conditions.

Vesting. The Administrator, in its sole discretion, may determine that an award will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the UMBRELLA Plan. Unless otherwise provided in an award agreement, under the UMBRELLA Plan, stock options are subject to the following default vesting provisions: (i) 1/4 of the options shall vest and become exercisable upon the expiration of 12 months after the date of grant thereof, provided that the participant is continuously providing services from the date of grant until the vesting date; and (ii) the remaining options shall vest and become exercisable in 12 equal portions of 1/16 of the optioned shares, each portion vesting on the last day of each of the 3 month periods, the first of which shall commence on the 1st day following the vesting date described in (i) above, provided that the participant is continuously providing services from the date of grant until the end of the applicable vesting quarter. For stock options granted pursuant to the Israeli Plan, unless otherwise provided in an award agreement, the options are subject to the following default vesting provisions: 1/4 of the options shall vest annually over a 4 year period, beginning with the first anniversary of the date of grant.

Forfeiture. The Administrator may impose on any award such additional terms and conditions as the Administrator determines, including terms requiring forfeiture of awards in the event of a participant’s termination of service. Unless otherwise provided in an award agreement, stock options are subject to the following forfeiture provisions under the UMBRELLA Plan: (i) upon any termination of service, all unvested options are forfeited; (ii) upon a voluntary termination of service by a participant, vested options terminate 30 days following the date of termination of service; (iii) upon an involuntary termination of service by the Company, vested options terminate 90 days following the date of termination; (iv) upon a termination of service due to disability, vested options terminate 1 year following the date of termination of service; (v) upon a termination of service due to death, vested options terminate two years from the date of death; and (vi) upon a termination of service for “cause” (as defined in the UMBRELLA Plan), all options terminate immediately. Furthermore, upon a participant’s breach of any confidentiality, non-competition, non-solicitation, non-use or assignment of intellection property undertakings agreement, the Company may cause the participant to forfeit all options (including vested options). With respect to options granted pursuant to the Israeli Plan, the options are subject to the same forfeiture provisions described above, except that (a) upon an involuntary termination of service by the Company, vested options terminate 60 days following the date of termination, and (b) upon a termination of service due to retirement with the consent of the Company, vested options terminate one year following the date of termination of service.

Assignment. Awards granted under the UMBRELLA Plan generally may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or the laws of descent and distribution. Options may be exercised, during the lifetime of the participant, only by the participant. Shares of common stock acquired pursuant to the UMBRELLA Plan may not be assignable or transferable except pursuant to applicable laws and the incorporation documents of the Company.

Amendment or Discontinuance. The Board of Directors may at any time and from time to time, alter, amend, revise, suspend, or discontinue the UMBRELLA Plan in whole or in part. The Administrator may modify, amend, or cancel any award, or waive any restrictions or conditions applicable to any award or the exercise of the award, provided that any modification or amendment that alters or impairs the rights of the participant, shall be effective only if agreed to by the participant or any other person that may have an interest in the award.

U.S. Federal Income Tax Consequences

The following is a brief summary of certain U.S. federal income tax consequences relating to the transactions described under the UMBRELLA Plan as set forth below. This summary does not purport to address all aspects of U.S. federal income taxation and does not describe state, local, or foreign tax consequences. This discussion is based upon provisions of the Code and the treasury regulations issued thereunder, and judicial and administrative interpretations under the Code and treasury regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

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In 2004, Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the underpayment rate plus 1% and a 20% penalty tax. Certain stock options and certain types of restricted stock are subject to Section 409A of the Code.

Incentive Stock Options. A participant will not recognize income at the time an ISO is granted. When a participant exercises an ISO, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the shares with respect to which the participant’s ISOs are exercisable for the first time during any year exceeds $100,000, the ISOs for the shares over $100,000 will be treated as nonqualified stock options, and not ISOs, for federal tax purposes, and the participant will recognize income as if the ISOs were nonqualified stock options. In addition to the foregoing, if the fair market value of the shares received upon exercise of an ISO exceeds the exercise price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

The tax treatment of any shares acquired by exercise of an ISO will depend upon whether the participant disposes of his or her shares prior to two years after the date the ISO was granted or one year after the shares were transferred to the participant (referred to as the “Holding Period”). If a participant disposes of shares acquired by exercise of an ISO after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.

If the participant disposes of shares acquired by exercise of an ISO prior to the expiration of the Holding Period, the disposition will be considered a “disqualifying disposition.” If the amount received for the shares is greater than the fair market value of the shares on the exercise date, then the difference between the ISO’s exercise price and the fair market value of the shares at the time of exercise will be treated as ordinary income for the tax year in which the “disqualifying disposition” occurs. The participant’s basis in the shares will be increased by an amount equal to the amount treated as ordinary income due to such “disqualifying disposition.” In addition, the amount received in such “disqualifying disposition” over the participant’s increased basis in the shares will be treated as capital gain. However, if the price received for shares acquired by exercise of an ISO is less than the fair market value of the shares on the exercise date and the disposition is a transaction in which the participant sustains a loss which otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the “disqualifying disposition” over the basis of the shares.

Nonqualified Stock Options. A participant generally will not recognize income at the time a nonqualified stock option is granted. When a participant exercises a nonqualified stock option, the difference between the option price and any higher market value of the common stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for common stock acquired under a nonqualified stock option will be equal to the option price paid for such shares, plus any amounts included in the participant’s income as compensation. When a participant disposes of shares acquired by exercise of a nonqualified stock option, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.

Special Rule if Exercise Price is Paid for in Shares. If a participant pays the option price of a nonqualified stock option with previously-owned shares and the transaction is not a disqualifying disposition of shares previously acquired under an ISO, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for these shares received will be equal to the participant’s tax basis and holding period for the shares surrendered. The shares received in excess of the number of shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of such shares’ fair market value. The participant’s tax basis in such shares will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.

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If the use of previously acquired shares to pay the exercise price of a nonqualified stock option constitutes a disqualifying disposition of shares previously acquired under an ISO, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares surrendered, determined at the time such shares were originally acquired on exercise of the ISO, over the aggregate option price paid for such shares. As discussed above, a disqualifying disposition of shares previously acquired under an ISO occurs when the participant disposes of such shares before the end of the Holding Period. The other tax results from paying the exercise price with previously-owned shares are as described above, except that the participant’s tax basis in the shares that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Restricted Stock. A participant who receives a grant of restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the shares granted as restricted stock at such time as the shares are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such shares. However, a participant who receives restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the shares to recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares) over the purchase price, if any, of such shares. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to the shares. At the time of sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending on the holding period. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income plus the purchase price paid by the participant, if any, for such shares.

U.S. Federal Tax Withholding. Any ordinary income realized by a participant upon the exercise of an award under the UMBRELLA Plan is subject to withholding of U.S. federal, state, and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act. To satisfy federal income tax withholding requirements, the Company will have the right to require that, as a condition to delivery of any certificate for shares of common stock, the participant remit to the Company an amount sufficient to satisfy the withholding requirements. Alternatively, the Company may withhold a portion of the shares (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations or may, if the Company consents in writing, accept delivery of shares with an aggregate fair market value that equals or exceeds the required tax withholding payment. Withholding does not represent an increase in the participant’s total income tax obligation since it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the shares. Compensation income realized, and tax withheld, will be reflected on Forms W-2 supplied by the Company to employees by January 31 of the succeeding year. Deferred compensation that is subject to Section 409A of the Code will be subject to certain federal income tax withholding and reporting requirements.

Tax Consequences to the Company. To the extent that a participant recognizes ordinary income in the circumstances described above, the Company will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code, and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

Million Dollar Deduction Limit and Other Tax Matters. The Company may not deduct compensation of more than $1,000,000 that is paid to an individual employed by the Company who, on the last day of the taxable year, either is the Company’s principal executive officer or an individual who is among the three highest compensated officers for the taxable year (other than the principal executive officer or the principal financial officer). The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation. If an individual’s rights under the UMBRELLA Plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income tax) payable by the individual on the value of such accelerated rights, and (ii) the loss by the Company of a compensation deduction.

Israeli Income Tax Consequences

The following description of the Israel income tax consequences of awards of options under the UMBRELLA Plan is general and does not purport to be complete.

Pursuant to the current Section 102 of the Ordinance, which came into effect on January 1, 2003, options may be granted through a trustee (i.e., Approved 102 Options) or not through a trustee (i.e., Unapproved 102 Options). The following is a brief discussion of the tax consequences applicable to both types of Section 102 Options.

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Grant Through a Trustee. Options granted through a trustee and held in trust are made either through the capital gains tax track (i.e., Capital Gains Options) or the compensation income tax track (i.e., Work Income Options). Capital Gains Options and Work Income Options can be granted only through a trustee. Under the capital gains tax track, the Capital Gains Options and the underlying shares have to be held in trust for at least 24 months from their date of grant. Any gain made on the sale of shares following the 24 month period is subject to a capital gains tax at a current rate of 25%; the amount of gain is the difference between the sales proceeds from the sale of shares and the exercise price paid for such shares. Generally, Capital Gains Options are not taxed on their date of grant. However, in the event that the exercise price of the options is less than the fair market value of the Company’s common stock on the date of grant, a portion of the gain will be deemed compensation income, taxable at the personal marginal tax rate of the participant. The payment of such tax is made at the time of exercise of the Capital Gains Options. The portion of the gain that is deemed compensation income is the difference between the average value of the shares as listed on the stock exchange during the 30-day period prior to the date of grant and the exercise price of the option. If the Capital Gains Options or the underlying shares of such options are sold by the trustee or transferred from the trustee to the beneficiary before the end of the 24 month period, any resulting income (cash or equivalent) is taxed as compensation income. If the options have not been exercised, the taxable amount of income is the value of the option. If the options have been exercised, the taxable amount of income is the difference between the aggregate fair market value of the shares at the time of such sale or transfer and the aggregate exercise price paid for such shares.

Under the compensation income tax track, the Work Income Options and the underlying shares have to be held in trust for at least 12 months from their date of grant. Any gain made on the sale of shares is subject to compensation income tax at the personal marginal tax rate of the respective participant; the amount of gain is the difference between the sales proceeds from the sale of shares and the exercise price paid for such shares. Work Income Options are not taxed on their date of grant, but rather when the options or the underlying shares of such options are sold by the trustee or transferred from the trustee to the beneficiary. At such time, if the options have not been exercised, the taxable amount of income is value of the option. If the options have been exercised, the taxable amount of income is the difference between the aggregate fair market value of the shares at the time of such sale or transfer and the aggregate exercise price paid for such shares.

A corporate tax deduction is available for the employer in the tax year in which tax is withheld. The deductible amount is equal to any amount included by a participant as compensation income, except when a participant’s Capital Gains Options or the underlying shares of such options are sold by the trustee or transferred from the trustee to the beneficiary before the end of the applicable 24 month period. In such event, any resulting income to the participant is deemed to be compensation income for tax purposes, but there would be no corresponding corporate tax deduction available to the employer.

Grant Not Through a Trustee. In the case of options not made through a trustee, if the shares are non-marketable securities, the option will not be subject to tax at the date of grant of the option or the exercise of the option. However, ordinary income tax will be payable upon the sale of the shares acquired upon exercise of the option. The taxable amount will be the sales proceeds less the aggregate exercise price paid by the participant. If the shares covered by the option have a market value, then the value of the option is treated as compensation income, and subject to tax at the date of grant. There is no tax upon the exercise of the option. However, capital gains tax will be payable on the sale of the shares upon exercise of the option. The taxable amount will be the sales proceeds, less the value that was taxed at the date of grant and the aggregate exercise price paid by the participant.

Grant of Section 3(i) Options. Options under Section 3(i) of the Ordinance may be granted to consultants and controlling stockholders (which are excluded from the term employees under Section 102 of the Ordinance). Grants of options for shares which are non-marketable are not taxed on the date of grant. However, they are subject to tax at the time of exercise at the ordinary income tax rate, and at the day such shares or sold at the capital gains tax rate. The difference between the fair market value of the shares at the time of exercise and the exercise price is taxed at the ordinary income tax rate. Any gain above such value at the time of sale of the shares is taxed at the capital gains rate. Grants of options for shares which have a market value are subject to tax on the date of grant, exercise of the option, and the sale of the shares. The value of the option is taxed on the date of grant at the ordinary income tax rate. The difference between the fair market value of the shares at the time of exercise and the sum of the exercise price and the amounts previously taxed at grant, is taxed at the ordinary income tax rate. Any gain above such value at the time of sale of the shares is taxed at the capital gains rate.

Restricted Stock. In the event that restricted stock is issued under Section 102 of the Ordinance and held with a trustee, the tax treatment to the stockholder will be the same as that of Approved 102 Options. If restricted stock is granted under Section 102 of the Ordinance without being held by a trustee, or through the Section 3(i) of the Ordinance, the stockholder will have to get a tax ruling from the Israeli Tax Authority for the postponement of the tax event arising from the issuance of the restricted stock, from the restricted stock issuance date to the date when the restriction on the restricted stock is removed, otherwise it might cause an immediate tax event to the stockholder with an immediate withholding tax obligation of the Company.

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New Plan Benefits

With respect to the increased number of shares reserved under the UMBRELLA Plan pursuant to the Plan Amendment, the Company cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the UMBRELLA Plan because the grant of awards and terms of such awards are to be determined in the sole discretion of the Administrator.

The market value of our common stock is $1.48 per share based on the closing price of our common stock on November 1, 2012.

Vote Required

The affirmative vote of the holders of a majority of the shares of our voting securities represented in person or by proxy at the Annual Meeting entitled to vote on such proposal that vote for or against such proposal is required for the approval of the Plan Amendment.

The Board of Directors recommends a vote FOR the Plan Amendment.

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PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules. The proposal, commonly known as a “say on pay” proposal, gives our stockholders the opportunity to express their views on the Company’s executive compensation. Because this is an advisory vote, this proposal is not binding upon the Company, our board of directors or the compensation committee; however, the compensation committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by stockholders in their vote on this proposal. To the extent there is any significant vote against the compensation of our named executive officers as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the compensation committee will evaluate whether any actions are necessary to address these concerns.

As described in detail under the heading “Compensation Discussion and Analysis,” the goals of our compensation program are to ensure that executive compensation rewards management for helping us achieve our financial goals (increased sales, profitability, etc.) and meet our clinical trial milestones and aligns management’s overall goals and objectives with those of our stockholders. To achieve these goals, our compensation committee and board of directors aims to:

•	provide a competitive compensation package that enables us to attract and retain superior management personnel;

•	relate compensation to our overall performance, the individual officer’s performance and our assessment of the officer’s future potential;

•	reward our officers fairly for their role in our achievements; and

•	align executives’ objectives with the objectives of stockholders by granting equity awards to encourage executive stock ownership.

We are asking our stockholders to indicate their support for our named executive officer compensation program as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“Resolved, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure in the Company’s proxy statement for the 2012 Annual Meeting.”

Vote Required

The affirmative vote of the holders of a majority of the shares of our voting securities represented in person or by proxy at the Annual Meeting entitled to vote on such proposal that vote for or against such proposal is required to approve the advisory vote on executive compensation. This is a non-binding advisory vote.

The board of directors recommends a vote FOR the advisory vote on executive compensation disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure.

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PROPOSAL 4: ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Act also provides that stockholders must be given the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently we should seek future advisory votes on the compensation of our named executive officers as disclosed in accordance with the compensation disclosure rules of the SEC, which we refer to as an advisory vote on executive compensation. By voting with respect to this proposal, stockholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation once every one, two, or three years. Stockholders also may, if they wish, abstain from casting a vote on this proposal.

The board of directors believes that a frequency of “every three years” for the advisory vote on executive compensation is the optimal interval for conducting and responding to a “say on pay” vote. In determining to recommend that stockholders vote for a frequency of once every three years, the board considered how an advisory vote at this frequency will provide our stockholders with sufficient time to evaluate the effectiveness of our overall compensation philosophy, policies and practices in the context of our long-term business results for the corresponding period, while avoiding over-emphasis on short-term variations in compensation and business results. An advisory vote occurring once every three years will also permit our stockholders to observe and evaluate the impact of any changes to our executive compensation policies and practices that have occurred since the last advisory vote on executive compensation, including changes made in response to the outcome of a prior advisory vote on executive compensation. We will continue to engage with our stockholders regarding our executive compensation program during the period between advisory votes on executive compensation. Stockholders who have concerns about executive compensation during the interval between “say on pay” votes are welcome to bring their specific concerns to the attention of the board of directors. Please refer to “Corporate Governance and Board of Director Matters—Communication with the Board of Directors” in this Proxy Statement for information about communicating with the board.

Although this advisory vote on the frequency of the “say on pay” vote is non-binding, the board of directors and the compensation committee will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation.

Vote Required

For the advisory vote on how frequently our stockholders should vote on the compensation of our named executive officers, the number of years (1, 2 or 3) that receives the highest number of votes will be deemed to be preferred by our stockholders. This is a non-binding advisory vote.

The board of directors recommends a vote FOR the option of “every three years” for future advisory votes on executive compensation.

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PROPOSAL 5: RATIFICATION OF APPOINTMENT OF Kesselman & Kesselman, Certified Public

Accountants, AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our board of directors has appointed Kesselman & Kesselman, Certified Public Accountants, a member of PricewaterhouseCoopers International Limited, as the independent registered public accounting firm for the fiscal year ending June 30, 2013, subject to stockholder ratification. Kesselman served as our independent registered public accounting firm for the transition period ended June 30, 2012 and for the fiscal years ended December 31, 2010 and 2009.

Representatives of Kesselman will not be present at the Annual Meeting, will not have the opportunity to make a statement if they so desire and will not be available to respond to appropriate questions.

The fees billed for professional services provided to us by Kesselman for the six months ended June 30, 2012 and the fiscal year ended December 31, 2011 and 2010 are described below.

Audit Fees

Kesselman billed us audit fees in the aggregate amount of $155,000 for the six months ended June 30, 2012, $205,000 for the year ended December 31, 2011 and $132,000 for the year ended December 31, 2010. These fees relate to the audit of our annual financial statements, the review of our interim quarterly financial statements and, in 2011 and 2012, Sarbanes-Oxley Act compliance work.

Audit-Related Fees

Kesselman billed us audit-related fees in the aggregate amount of $20,000 for the six months ended June 30, 2012 and $106,300 for the year ended December 31, 2011. The fees in 2011 related to our registration statement on Form S-1 initially filed with the SEC on June 16, 2011, amendments thereto and documentation of processes and controls related to Sarbanes-Oxley Act compliance. The fees in 2012 related to our registration statement on Form S-1 initially filed with the SEC on June 16, 2011 and amendments thereto. Kesselman did not bill us for any audit-related fees for the year ended December 31, 2010.

Tax Fees

Kesselman billed us tax fees in the aggregate amount of $44,000 for the six months ended June 30, 2012, $26,000 for the year ended December 31, 2011 and $29,000 for the year ended December 31, 2010. These fees relate to professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees

Kesselman billed us other fees in the aggregate amount of $0 for the six months ended June 30, 2012, $0 for the year ended December 31, 2011 and $31,675 for the year ended December 31, 2010. These fees relate to review of unaudited pro forma financial statements and to due diligence in connection with the share exchange transactions.

For the fiscal year ended December 31, 2010 and the portion of the fiscal year ended December 31, 2011 prior to our formation of the audit committee, the board of directors considered the audit fees, audit-related fees, tax fees and other fees paid to our accountants, as disclosed above, and determined that the payment of such fees was compatible with maintaining the independence of the accountants. Our audit committee pre-approves all auditing services, internal control-related services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent auditor, except for de minimis non-audit services that are approved by the audit committee prior to the completion of the audit. The audit committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals is presented to the full audit committee at its next scheduled meeting.

Approval of Independent Registered Public Accounting Firm Services and Fees

The board of directors requests that stockholders ratify the appointment by the board of directors of Kesselman as the independent registered public accounting firm to conduct the audit of our financial statements for the fiscal year ending June 30, 2013.  In the event that the stockholders fail to ratify the selection, the board of directors will reconsider whether or not to continue to retain that firm. Even if the selection is ratified, the board of directors, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the board of directors determines that such a change could be in the best interest of our stockholders.

48

Vote Required

The affirmative vote of the holders of a majority of the shares of our voting securities represented in person or by proxy at the Annual Meeting entitled to vote on such proposal that vote for or against such proposal is required to adopt the proposal to ratify the appointment of Kesselman as our independent registered public accounting firm for the fiscal year ending June 30, 2013.

The board of directors recommends a vote FOR the ratification of the appointment of Kesselman & Kesselman, Certified Public Accountants.

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OTHER BUSINESS

The board of directors knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

Pursuant to rules of the SEC, a stockholder who intends to present a proposal at our next annual meeting of stockholders and who wishes the proposal to be included in the proxy statement for that meeting must submit the proposal to us in writing to the attention of the Secretary at InspireMD, Inc., 4 Menorat Hamaor St., Tel Aviv, Israel 67448. The proposal must be received no later than July 12, 2013, after which date such stockholder proposal will be considered untimely. Stockholders wishing to submit proposals to be presented directly at the annual meeting instead of for inclusion in next year’s proxy statement must follow the submission criteria and deadlines set forth in our Amended and Restated Bylaws. To be timely in connection with our next annual meeting, such a stockholder proposal must be received by our Secretary at our principal executive offices between August 26, 2013 and September 25, 2013.

A copy of InspireMD, Inc.’s 2012 Transition Report on Form 10-KT is available without charge (except for exhibits, which are available upon payment of a reasonable fee) upon written request to InspireMD, Inc., 4 Menorat Hamaor St., Tel Aviv, Israel 67448.

50

ANNEX A

SECOND AMENDMENT

TO THE

INSPIREMD, INC.

AMENDED AND RESTATED 2011 UMBRELLA OPTION PLAN

November 1, 2012

This SECOND AMENDMENT TO THE INSPIREMD, INC. AMENDED AND RESTATED 2011 UMBRELLA OPTION PLAN (this “Amendment”), is made and entered into by InspireMD, Inc., a Delaware corporation (the “Company”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the Plan (as defined below).

WHEREAS, the Company sponsors the InspireMD, Inc. Amended and Restated 2011 UMBRELLA Option Plan (the “Umbrella Plan”), the 2006 Employee Stock Option Plan (the “Israeli Appendix”), which is a sub-plan to the Umbrella Plan, and the 2011 U.S. Equity Incentive Plan (the “US Appendix”), which is a sub-plan to the Umbrella Plan (collectively, the Umbrella Plan, the Israeli Appendix, and the US Appendix being referred to herein as, the “Plan”); and

WHEREAS, Section 11.2 of the Umbrella Plan permits the Company to amend the Plan at any time, and from time to time; and

WHEREAS, subject to stockholder approval, the Company desires to amend the Plan to (i) increase the total number of shares of the Company’s common stock, par value $0.0001 per share, available for issuance under the Plan from 15,000,000 shares to 20,000,000 shares, and (ii) permit, pursuant to the US Appendix, the granting of “incentive stock options” that qualify under Section 422 of the U.S. Internal Revenue Code of 1986, as amended.

NOW THEREFORE, in accordance with Section 11.2 of the Umbrella Plan, the Plan shall be, and hereby is, amended as follows:

1.          Section 4 of the Umbrella Plan is hereby amended by deleted said section in its entirety and substituting in lieu thereof the following new Section 4:

4.	RESERVED SHARES

The Company reserves twenty million (20,000,000) shares of the Company’s common stock, par value $0.0001 per share (the “Shares”) for purposes of the Plan, subject to adjustment in case of subdivision or combination of the Shares of the Company. Such initial number may be increased from time to time by resolutions of the Board. Up to one hundred percent (100%) of the Shares reserved under the Plan may be granted pursuant to the U.S. Plan as Incentive Stock Options (as defined in the U.S. Plan).

Any Share under the Plan, in respect of which the right hereunder of a Grantee to purchase the same shall for any reason terminate, expire or otherwise cease to exist, shall again be available for grant under the Plan; provided that, only Shares forfeited back to the Company, Shares canceled on account of termination, expiration or lapse of an award, or Shares surrendered in payment of the exercise price of Options shall again be available for the grant of Incentive Stock Options under the Plan. The Board may resolve to reserve out of the abovementioned pool (as may be increased from time to time) part of the reserved pool specifically for each separate Appendix.

2.            Article II of the US Appendix is hereby amended by deleting said article in its entirety and substituting in lieu thereof the following new Article II:

ARTICLE II

Options and Shares

3.          The Options granted and the Shares to be issued are as defined under the Umbrella Plan.

a.         Types of Options. Options may be granted under the U.S. Plan as (i) Options that meet the requirements of Section 422 of the Code (“Incentive Stock Options”), or (ii) Options that do not meet the requirements of Section 422 of the Code (“Nonqualified Stock Options”). Options may be granted from time to time by the Board to all employees of the Company or of any parent or subsidiary company of the Company (as defined in Sections 424(e) and (f), respectively, of the Code), and also to all non-employee directors and consultants of the Company or any such other company; provided that, Incentive Stock Options may only be granted to employees of a corporation (as defined under Section 7701 of the Code).

b.         Incentive Stock Options. The Company may not grant Incentive Stock Options to any employee which would permit the aggregate fair market value (determined on the Date of Grant) of the Shares with respect to which Incentive Stock Options (under this and any other plan of the Company and its subsidiaries) are exercisable for the first time by such employee during any calendar year to exceed U.S. $100,000. To the extent any Options granted which are designated as Incentive Stock Options exceed this limit or otherwise fails to qualify as Incentive Stock Options, such Options (or any such portion thereof) shall be Nonqualified Stock Options. Notwithstanding anything herein to the contrary, if an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any subsidiary) and Incentive Stock Options are granted to such employee, the Expiration Date of such Incentive Stock Options (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant. If Shares acquired upon exercise of Incentive Stock Options are disposed of by a US Grantee prior to the expiration of either two (2) years from the Date of Grant of such Incentive Stock Options or one (1) year from the transfer of Shares to the US Grantee pursuant to the exercise of such Options, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such US Grantee shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a US Grantee shall not affect the status of other Incentive Stock Options.

c.         Limitations on Options and Shares. Notwithstanding anything to the contrary contained herein, subject to adjustment pursuant to Section 9 of the Umbrella Plan, during any calendar year the maximum number of shares with respect to which Options may be granted to an officer of the Company (or any subsidiary) subject to Section 16 of the Exchange Act or a “covered employee” as defined in Section 162(m)(3) of the Code is one million (1,000,000) Shares.

d.         Limitations on Grantees. “Consultant” means any natural person, who is not an employee, rendering bona fide services to the Company or a subsidiary, with compensation, pursuant to a written independent contractor agreement between such person (or any entity employing such person) and the Company or a subsidiary, provided that such services are not rendered in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

3.           Article III of the US Appendix is hereby amended by deleting said article in its entirety and substituting in lieu thereof the following new Article III:

ARTICLE III

Exercise Price

4.         The Exercise Price shall be as defined under the Plan provided that the Exercise Price shall be equal to the fair market value of the Share on the date of such grant, determined as follows: (i) if the Company is publicly-traded, the closing price of a Share on the Date of Grant, provided that if the Date of Grant is not a trading day, the closing price on the trading day immediately prior to the Date of Grant shall apply; or (ii) if the Company is not publicly-traded, as determined by (A) the Administrator, in good faith, based on the reasonable application of a reasonable valuation method, considering factors relevant to the value of the Shares, or (B) a qualified independent appraiser, based on a reasonable valuation method, which determination being made no more than twelve (12) months before the respective stock option grant date; provided however, that in the event that prior to the end of each such twelve (12) months period subsequent to the relevant appraisal date the Company undergoes an event which will have a material effect on the value of the Share, the Company shall carry out and receive an updated analysis from a qualified independent appraiser regarding the fair market value of the Share for any new grant. Each Option Agreement shall contain the exercise price determined for each Grantee. Each vested Option shall entitle the Grantee to purchase one Share at the Exercise Price, subject to the provisions of the Plan, the Option Agreement and the Tax Rules. Notwithstanding the foregoing, if Incentive Stock Options are granted to an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any subsidiary), the Exercise Price shall be at least one hundred ten percent (110%) of the fair market value of a Share on the Date of Grant.

4.          Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

* * * * * *

[Remainder of Page Intentionally Left Blank

Signature Page Follows.]

IN WITNESS WHEREOF, the Company has caused this amendment to be executed by its duly authorized representative, effective as of the date above.

INSPIRE MD, INC.

/s/ Craig Shore
Name:	Craig Shore
Title:	Chief Financial Officer, Secretary and Treasurer

ANNEX B

INSPIREMD, INC.

Amended and Restated 2011 UMBRELLA Option Plan

1.	NAME

This plan, as amended from time to time, shall be known as the InspireMD, Inc. Amended and Restated 2011 UMBRELLA Option Plan (the “Plan”). InspireMD, Inc. (the “Company”) is amending and restating its 2011 UMBRELLA Option Plan, which was originally adopted and approved by its stockholders on March 28, 2011 (the “Original Plan”). This amended and restated Plan incorporates certain amendments adopted following the adoption of the Original Plan and replaces the Original Plan in its entirety.

2.	PURPOSE

The purpose and intent of the Plan is to serve as an incentive to attract new employees, consultants and service providers and retain, in the employ of the Company and its subsidiaries and affiliates (together, the “Group”), persons of training, experience and ability by providing them with opportunities to purchase shares of the Company, pursuant to the Plan approved by the board of directors of the Company (the “Board”).

This Plan shall serve as an “umbrella” plan for the Company and the entire Group worldwide. Therefore, if so required, appendices may be added to the Plan for the various international parent or subsidiaries in order to accommodate local regulations that do not correspond to the scope of the Plan, at the discretion of the Board. Any such appendices that the Company approves for purposes of using this Plan for an international parent or subsidiary will not affect the terms of this Plan for any other country.

Options (“Options”) granted or Shares issued under this Plan shall adhere to all applicable state, federal and foreign laws, including but not limited to the Israeli Income Tax Ordinance (New Version), 1961 (the “Ordinance”). Such applicable state, federal and foreign laws, including the Ordinance together with any regulations, rules, orders or procedures promulgated thereunder and, all as may be amended from time to time shall be collectively referred as the “Tax Rules”.

Attached hereto as Appendix A is the 2006 Employee Stock Option Plan, designated for Sections 102 and 3(i) of the Ordinance for the purposes of any grant to Israeli employees and officers of the Group and any other service providers or control holders of the Company who are subject to the Israeli Income Tax.

Attached hereto as Appendix B is the 2011 U.S. Equity Incentive Plan, designated for the U.S. Internal Revenue Code of 1986, as amended (the “Code”) for the purposes of any grant to U.S. employees of the Group and any other service providers who are subject to the U.S. Income Tax.

The proceeds received from the issuance of Shares subject to Options (“Option Shares”), upon exercise of Options pursuant to the Plan shall be used for general corporate purposes.

3.	ADMINISTRATION

3.1.	A share option Administrator appointed and maintained by the Board for such purpose (the “Committee” or “Administrator”) shall have the power to administer the Plan. Notwithstanding the above, the Board shall automatically have a residual authority if no Committee shall be constituted or if such Committee shall cease to operate for any reason whatsoever. The Board shall appoint the members of the Administrator, and may from time to time remove members from, or add members to, the Administrator. In this Plan any reference to the term “Administrator” shall also mean the Board if no Committee is operating at that time in the Company. Notwithstanding anything to the contrary, for purposes of the 2011 U.S. Equity Incentive Plan, to the extent necessary for any award granted thereunder to satisfy the requirements of Section 162(m) of the Code and and/or Rule 16b-3 promulgated under the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), member on any such Committee shall be limited to those members of the Board who are “outside directors” under Section 162(m) of the Code and/or “non-employee directors” as defined in Rule 16b 3 promulgated under the Exchange Act.

3.2.	The Administrator shall select one of its members as its Chairman and shall hold its meetings at such times and places, as the chairman shall determine. Actions at a meeting of the Administrator at which a majority of its members is present and vote for or acts reduced to or approved in writing by all of the members of the Administrator, shall be the valid acts of the Administrator. The Administrator shall make such rules and regulations for the conduct of its business as it shall deem advisable and may appoint a secretary, who shall keep records of its meetings.

3.3.	The Administrator shall designate participants (the “Grantees”) and approve the grant of Options or Shares to the Grantees. Without derogating from the foregoing, the Administrator shall be authorized to issue on behalf of the Company, Shares underlying Options, which have been granted by the Administrator and duly exercised.

3.4.	Subject to the provisions of this Plan, the Administrator shall have full authority and discretion, from time to time and at any time, to determine the terms and conditions of respective share options agreements to be signed between the Company and each Grantee individually (“Option Agreement”) including, but not limited to: (i) the time or times and the conditions (including without limitation the accomplishment of various milestones by the Grantee) upon which the Options may vest; (ii) the equal or different exercise price of Options granted to Grantees; and (iii) the nature and duration of restrictions as to transferability. The Administrator is authorized to: (i) interpret the provisions and supervise the administration of the Plan; (ii) amend, modify and replace terms and conditions of Option Agreements, provided however, that such act in one case or for one or several Grantees, will not automatically entitle any other Grantee to the same treatment, and provided that a material adverse change in any executed Option Agreement requires the consent of the affected Grantee; (iii) convert un-vested Options from previous plans to Options under this Plan, subject to applicable laws; and (iv) any other matter which is necessary or desirable for, or incidental to, the administration of the Plan.

3.5.	The Administrator may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board or of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted thereunder.

3.6.	A member of the Board or the Administrator shall be eligible to receive Options under the Plan while serving on the Board or the Administrator, subject to the restrictions of Interested Party Transactions as may be applicable, as defined in the Israeli Companies Law 1999 (the “Companies Law”).

3.7.	The interpretation and construction by the Administrator of any provision of the Plan or of any Option thereunder shall be final and conclusive unless otherwise determined by the Board.

4.	RESERVED SHARES

The Company reserves fifteen million (15,000,000) shares of the Company’s common stock, par value $0.0001 per share (the “Shares”) for purposes of the Plan, subject to adjustment in case of subdivision or combination of the Shares of the Company. Such initial number may be increased from time to time by resolutions of the Board. Any Share under the Plan, in respect of which the right hereunder of a Grantee to purchase the same shall for any reason terminate, expire or otherwise cease to exist, shall again be available for grant through Options under the Plan.

The Board may resolve to reserve out of the abovementioned pool (as may be increased from time to time) part of the reserved pool specifically for each separate Appendix.

5.	AWARD OF OPTIONS

5.1.	The Administrator in its discretion may award to Grantees Options to purchase Shares in the Company available under the Plan. Options may be granted at any time after this Plan has been approved by the Board and until the end of the term of the Plan as provided in Section 11 below. Provided however that Options granted under Section 102(b) of the Ordinance and held in trust by a trustee, approved by the Israeli Tax Authorities in accordance with the provisions of Section 102(a) of the Ordinance, shall not be granted until the lapse of thirty (30) days following the filing of the Plan with the Israeli Tax Authorities of a request by the Company to approve the Plan. The date of grant of each Option shall be the date specified by the Administrator at the time such grant is made, subject to applicable law (the “Date of Grant”).

5.2.	The Options granted pursuant to the Plan shall be evidenced by a written Option Agreement. The Option Agreement shall state, inter alia, the number of Shares covered thereby, the dates when the Options may be exercised (subject to Section 8 below), the exercise price and such other terms and conditions as the Administrator in its discretion may prescribe, provided that they are consistent with this Plan.

5.3.	The grant of an Option to a Grantee hereunder, shall neither entitle such Grantee to participate, nor disqualify him/her from participating, in any other grant of Options pursuant to this Plan or any other share incentive or share option plan of the Company or any of its affiliates.

5.4.	Anything in this Plan to the contrary notwithstanding, all grants of Options to directors, officers and office holders (“Nose Misra” as such term is defined in the Companies Law, as amended from time to time), shall be authorized and implemented in accordance with the provisions of the Companies Law or other applicable related party transactions laws.

6.	OPTION EXERCISE PRICE

The exercise price per Share covered by each Option Agreement (the “Exercise Price”) shall be (i) if the Company is publicly-traded, the closing price of a Share on the Date of Grant, or (ii) if the Company is not publicly-traded, (A) determined by the Administrator, in good faith, based on the reasonable application of a reasonable valuation method, considering factors relevant to the value of the Shares, or (B) determined by a qualified independent appraiser, based on a reasonable valuation method. Despite the aforesaid, the Administrator may determine the Exercise Price for an Israeli Grantee lower than the fair market value as aforesaid, but subject to the Israeli law as shall be amended from time to time. Each Option Agreement shall contain the exercise price determined for each Grantee. Each vested Option shall entitle the Grantee to purchase one Share at the Exercise Price, subject to the provisions of the Plan, the Option Agreement and the Tax Rules.

7.	TERM AND EXERCISE OF OPTIONS

7.1.	Options shall be exercisable pursuant to the terms under which they were awarded as set forth in the Option Agreement and subject to the terms and conditions of this Plan and the Tax Rules; provided, however, that only vested Options may be exercised and that in no event shall an Option be exercisable after the expiration of ten (10) years from the date such Option is granted, unless another period (either shorter or longer) is specifically provided in the Option Agreement (the “Expiration Date”).

Unless the Administrator provides otherwise, vesting of Options granted under the Plan shall be suspended during any unpaid leave of absence.

7.2.	Unless determined otherwise by the Administrator with regard to all or any of the Grantees or the Options, the Options will be exercisable into Option Shares, as follows:

(a)	One fourth (1/4) of the Options shall vest and become exercisable upon the expiration of twelve (12) months after the Date of Grant thereof (the “First Vesting Date”); provided, however, that the Grantee is continuously employed or engaged by the Group from the Date of Grant until the First Vesting Date;

(b)	The remaining Options shall vest and become exercisable in twelve (12) equal potions of one-sixteenth (1/16) of the Option Shares, each portion on the last day of each of the 3-month periods, the first of which shall commence on the first (1st) day following First Vesting Date (each, a “Quarterly Vesting Period”); provided, however, that the Grantee is continuously employed or engaged by the Group from the Date of Grant until the end of the applicable Quarterly Vesting Period.

7.3.	Unless determined otherwise by the Administrator with regard to all or any of the Grantees or the Options, in the event that in any of the following events (each a “Transaction”):

(a)	a merger or consolidation of the Company (a “Merger”) with or into any company (the “Successor Company”) resulting in the Successor Company being the surviving entity; or

(b)	an acquisition of: (i) all or substantially all of the Shares or assets of the Company in one or more related transactions to another party (a “Share Sale”), or (ii) all or substantially all of the assets of the Company, in one or more related transactions to another party, in each case such acquirer of Shares or assets is referred to herein as the “Acquiring Company”;

unvested Options remain outstanding under the Plan shall be treated by the Successor Company or the Acquiring Company, as the case may be, at its sole discretion. The Successor Company or the Acquiring Company shall have the right, among other alternatives, to substitute the Options (vested and/or unvested) for its own securities (the “Substitute Shares”) or to retain this Plan with no change. In the event the Successor Company or the Acquiring Company chooses to substitute the Options for Substitute Shares, appropriate equitable adjustments shall be made in the purchase price per share of the Substitute Shares, and all other terms and conditions of the Option Agreements, such as the vesting dates, shall remain in force, all as will be determined by the Board whose determination shall be final.

7.4.	The Administrator shall have full authority to determine any provisions regarding the acceleration of the vesting period of any Option or the cancellation of all or any portion of any outstanding restrictions with respect to any Option or Share upon certain events or occurrences, and to include such provisions in the Option Agreement on such terms and conditions as the Administrator shall deem appropriate.

7.5.	Subject to any provision in the Article of Association of the Company, as amended from time to time (the “Articles”), in the event of a Share Sale or a Merger, each Optionee shall participate in the Share Sale or the Merger and sell or exchange, as the case may be, all of his or her Option Shares and vested Options in the Company, provided, however, that each such Option Share or Option shall be sold or exchanged at a price or ratio (as the case may be) equal to that of any other share of the same class sold or exchanged under the Share Sale or the Merger (minus the applicable exercise price), in accordance with the provisions of the Company’s Articles of Association, while accounting for changes in such price or ratio due to the respective terms of any such Option.

7.6.	With respect to Option Shares held in trust, the following procedure will apply in the event of a Transaction: the Trustee (as defined below) will transfer the Option Shares held in trust and sign any document in order to effectuate the transfer of Option Shares, including share transfer deeds, provided, however, that the Trustee receives a notice from the Board, specifying that: (i) all or substantially all of the issued outstanding share capital of the Company is to be sold or exchanged, and therefore the Trustee is obligated to transfer the Option Shares held in trust; (ii) the Company is obligated to withhold at the source all taxes required to be paid upon release of the Option Shares from the trust and to provide the Trustee with evidence, satisfactory to the Trustee, that such taxes indeed have been paid; (iii) the Company is obligated to transfer the consideration for the Option Shares directly to the Optionees subject to the Transaction agreements.

7.7.	Vested Options shall be exercisable by the Grantees by signing and returning to the Company at its principal office, an “Exercise Notice” in such form and substance as may be prescribed by the Administrator from time to time. The Exercise Notice shall be accompanied by payment of the Exercise Price.

7.8.	Anything herein to the contrary notwithstanding, but without derogating from the provisions of Section 8 hereof, if any Options have not been exercised and the Shares covered thereby not paid for by the Expiration Date, such Options and the right to acquire such Shares shall terminate, all interests and rights of the Grantee in and to the same shall expire, the trust with respect to such Options, if applicable, shall expire and the Shares underlying such Options shall revert back to the Plan.

7.9.	Each payment shall be in respect of a whole number of Shares, shall be effected in cash or by a cashier’s or certified check payable to the order of the Company, and shall be accompanied by a notice stating the number of Shares being paid for thereby.

7.10.	Prior to the registration of the Grantee as holder of Shares in the Company’s register of stockholders upon exercise of the Option and subject to the other provisions of the Plan, the Grantees shall have none of the rights and/or privileges of stockholders of the Company in respect of any Shares purchasable upon the exercise of Options, nor shall the Grantees be deemed to be a class of stockholders or creditors of the Company. Without prejudice to the generality of the aforesaid, Grantees shall not be entitled to participate in distribution of dividends, or in distribution of assets upon dissolution, nor be entitled to be invited to or participate and vote in General Meetings on account of Options which have not been exercised until thirty (30) days before such distribution or meeting and subject to the other provisions of this Plan and its Appendices.

7.11.	Without derogating from the aforesaid, in the Option Agreement, the Grantee will grant the Company’s CEO or Chairman an irrevocable proxy (a “Voting Proxy”) to (i) represent the Grantee at, and to receive invitation for, all meetings of the stockholders of the Company, and to vote the Grantee’s Option Shares at such meetings in the same proportion as the votes of Company’s stockholders in such meetings; and/or (ii) waive all pre-emptive rights relating to the issuance by the Company of new securities, if the Grantees shall be entitled to such right. Upon the consummation of an IPO of Company shares, the Voting Proxy will be deemed cancelled and of no further effect.

7.12.	All Shares issued upon the exercise of Options shall be in all aspects, unless specifically otherwise stated herein, subject to and bound by the provisions of the Company’s incorporation documents, as amended from time to time, and by any stockholders’ agreement to which the holders of Shares of the Company are bound.

7.13.	Granting of an Option shall impose no obligation on the recipient to exercise such Option.

8.	TERMINATION OF ENGAGEMENT

8.1	If the Grantee shall cease to be employed or engaged by the Group, as the result of his resignation, then the Grantee shall have the right to exercise the Options, but only to the extent that the Options are exercisable as of the date Optionee resigns (according to the provisions of Section 7 above), within thirty (30) days as of the Termination Date.

8.2	If the Grantee shall cease to be employed or engaged by the Group, as the result of his dismissal without Cause, then the Grantee shall have the right to exercise the Options, but only to the extent that the Options are exercisable on the date of Grantee’s dismissal (according to the provisions of Section 7 above), within ninety (90) days after the Termination Date.

8.3	If the Grantee shall cease to be employed or engaged by the Group as the result of his disability, then the Option, to the extent that it is exercisable by him at the time he ceases to be employed or engaged by the Group, and only to the extent that the Option is exercisable as of such time as defined in Section 7 above, may be exercised by him within one (1) year, after the Termination Date.

8.4	If the Grantee shall die while employed or engaged by the Group, his estate, personal representative, or beneficiary shall have the right, subject to the provisions of Section 7 above, to exercise the Option (to the extent that the Optionee would have been entitled to do so at the time of his death) at any time within two (2) years from the date of his death.

8.5	If the Grantee shall be terminated for Cause, then, all Options, (including vested Options) whether exercisable or not on the date that the Group delivers to the employee a termination notice, will expire and may not be further exercised, and the Shares covered by such Options shall revert to the Plan.

8.6	For the purpose of this Plan, “Cause” shall exist if Grantee (i) breaches any of the material terms or conditions of his employment agreement, or agreement to provide services to the Group, including, without limitation, the breach of any duty of non-disclosure or non-competition; (ii) engages in willful misconduct or acts in bad faith with respect to any company in the Group in connection with his employment or other agreement with the Group; or (iii) is convicted of a criminal offence involving moral turpitude.

8.7	For purposes of this Section 8, “Termination Date” shall mean the date on which Optionee’s employment or engagement with a any company in the Group is terminated.

8.8	The reason of termination notwithstanding, if during the period after the termination of engagement during which the Grantee may still exercise Options, the Grantee breaches the confidentiality, non-competition, non-solicitation, non-use or assignment of intellectual property undertakings binding upon the Grantee, the Company shall have the right to effect a forfeiture of all Options (including vested Options) then outstanding, and the Shares covered by such Options shall revert to the Plan.

9.	ADJUSTMENTS AND SUBSTITUTION

Upon the occurrence of any of the following events, a Grantee’s rights to purchase Shares under the Plan shall be adjusted or substituted as hereinafter provided.

9.1.	In the event that the Shares of the Company are subdivided or combined into a greater or smaller number of shares, or if the Shares of the Company are exchanged for other securities of the Company, by reason of a reclassification, recapitalization, consolidation, reorganization, dividend or other distribution (whether in the form of cash, stock or other property), stock split, spin-off, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise, then each Grantee shall be entitled, upon exercise of the Options and subject to the conditions herein stated, to purchase such number of Shares or such other securities of the Company as were exchangeable for the number of Shares of the Company which such Grantee would have been entitled to purchase had the Grantee exercised the Options immediately prior to such an event, and appropriate adjustments shall be made in the Exercise Price per share to reflect such subdivision, combination or exchange.

9.2.	Subject to Section 7 above, in the event of a Transaction (defined above), while unexercised Options remain outstanding under the Plan, and the Administrator determines in good faith that adjustment to the Plan or any Option granted under the Plan is required in order to preserve the benefits or potential benefits to the Grantees, the Administrator may at its sole discretion (A) cause the Options to be substituted with the corresponding and adjusted number of options to purchase shares of the surviving entity (or an affiliated entity of the surviving entity), of the same class and the same substitution rate as the shares received by the holders of Shares of the Company in exchange for their Shares, or (B) in the event holders of the Shares received cash as consideration for their Shares in the Transaction, cause the Options to be cancelled in exchange for a cash payment equal to cash they would have received had they exercised their Options immediately prior to the Transaction, as adjusted for the payment of the appropriate exercise price. In the case of such substitution, appropriate adjustments shall be made in the quantity and exercise price to reflect such action, and all other material terms and conditions of the Option Agreements shall remain in force.

9.3.	In the event that the Company issues any of its Shares or other securities as bonus shares (stock dividend) upon or with respect to all its Shares, which are at the time subject to a right of purchase by a Grantee hereunder, each Grantee upon exercising an Option shall be entitled to receive (if he/she so elects), in addition to the exercised Option Shares, the appropriate number of bonus shares, on the same terms and conditions as offered to the other stockholders holding Shares of the Company, which he/she would have received had the exercise of the Options taken place prior to such issuance.

9.4.	The Administrator shall determine the specific adjustments to be made under this Section 9, and its determination shall be conclusive. The Administrator’s determination may differ from one Grantee to another, except that a determination of a specific adjustment under Section 9.1 shall be applied in the same manner to all applicable Grantees.

10.	ASSIGNABILITY AND SALE OF SHARES

10.1	Shares purchased hereunder shall not be assignable or transferable except pursuant to applicable laws and the incorporation documents of the Company.

10.2	Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. This restriction applies also to Grantees which are not natural persons, unless such transfer is approved by the Administrator in writing, at its sole discretion. The terms of the Plan and the Option Agreement shall be binding upon the executors, administrators, heirs, successors and assignees of the Grantee.

10.3	The Company is relieved from any liability for the non-issuance or non-transfer or any delay in issuance or transfer of any Shares subject to Options under the Plan which results from the inability of the Company to obtain, or from any delay in obtaining, from any regulatory body having jurisdiction, all requisite authority to issue or transfer the Shares upon exercise of the Options under the Plan, if counsel for the Company deems such authority necessary for lawful issuance or transfer of any such shares. Appropriate legends may be placed on the stock certificates evidencing shares issued upon exercise of Options to reflect such transfer restrictions.

11.	PERIOD AND AMENDMENT OF THE PLAN

11.1.	The Original Plan was adopted by the Board on March 28, 2011. This amended and restated Plan was adopted by the Board on August 25, 2011 and shall expire on March 27, 2021, unless earlier terminated in accordance with the terms of the Plan. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

11.2.	The Board may, at any time and from time to time, terminate or amend the Plan in any respect; provided that, the Company may not alter or impair the rights of a Grantee, without his/her consent, under any Option previously granted to the Grantee.

12.	CONTINUANCE OF ENGAGEMENT

Neither the Plan nor the Option Agreement shall impose any obligation on the Company or a related company thereof, to continue with any Grantee in its employ or to continue to receive services rendered by the Grantee, and nothing in the Plan or in any Option granted pursuant thereto shall confer upon any Grantee any right to continue in the employ or in rendering services to the Company or any other entity of the Group or restrict the right of the Company or any other entity of the Group to terminate such employment or rendering of services or consulting at any time, with or without Cause.

13.	GOVERNING LAW

The Plan, the Appendices and all instruments issued thereunder or in connection therewith, shall be governed by, and interpreted in accordance with, the laws of the State of Israel, except that with respect to tax and corporate matters or issues, the laws of the relevant state or country according any Appendix to this Plan, shall apply.

14.	TAX CONSEQUENCES

Any tax consequences arising from the grant or exercise of any Option or from the payment for Shares or from sale or transfer of the Shares or from any other event or act hereunder (whether of the Grantee or of the Company or any entity within the Group), shall be borne solely by the Grantee. The Company and/or any entity within the Group shall withhold and/or deduct taxes according to all applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, to the extent legally permitted, each Grantee agrees to indemnify the Company and/or any other entity within the Group that engages the Grantee and/or the Company’s stockholders and/or directors and/or officers and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Grantee. Except as otherwise required by law, the Company shall not be obligated to honor the exercise of any Option by or on behalf of a Grantee until all tax consequences (if any) arising from the exercise of such Options and sale of such Shares are resolved in a manner reasonably acceptable to the Company.

The Company may, if required under any applicable law, require that an Grantee deposit with the Company, in cash, at the time of exercise, such amount as the Company deems necessary to satisfy its obligations to withhold taxes or other amounts incurred by reason of the exercise or the transfer of shares thereupon.

15.	MULTIPLE AGREEMENTS

The terms of each Option and each Option Agreement may differ from other Options granted under the Plan or other Option Agreements signed at the same time, or at any other time. The Administrator may also authorize more than one Option Agreement to a given Grantee during the term of the Plan, with different terms in each.

16.	NOTICES

Each notice relating to the Plan shall be in writing and delivered in person or by first class mail; postage prepaid, to the address as hereinafter provided. Each notice shall be deemed to have been given on the date it is received. Each notice to the Company shall be addressed to it at its principal offices. Each notice to the Grantee or other person or persons then entitled to exercise an Option shall be addressed to the Grantee or such other person or persons at the Grantee’s last known address.

17.	NON-EXCLUSIVITY OF THE PLAN

The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

18.	TRANSFER OF SHARES

Any issued Option Shares shall, unless such shares are registered in accordance with the United States Securities Act of 1933, as amended (the “Act”) or other similar acts in other countries, be sold only in accordance with exemptions under such Acts. There shall be no exercises, transfers, sales or other dispositions of issued Option Shares unless such shares are either registered or exempt from registration, provided, however, that in the event of an IPO, such exercise, transfer or other disposition will be subject to any lock up provision as agreed by the Company.

19.	INVESTMENT REPRESENTATION

Each Grantee exercising any Option under the Plan acknowledges, by virtue of such exercise, that the Company has not, as of the date of the approval of this Plan by the Board of Directors, registered the shares covered thereby under the Act. The Grantee shall sign and deliver to the Company, if requested, a separate investment representation, certificate or such other document as may be required by the Company’s counsel, to such effect; and further providing that the Grantee is acquiring the Option for investment only and not with a view to distribution, provided, however, that such Option, representation, certificate or other document may provide that the said investment restriction shall not be operative as to such Option Shares as may in the future be registered with the Securities and Exchange Commission pursuant to the Act. Furthermore, the Company may place a legend on any Share certificate delivered to the Grantee to the effect that such Shares were acquired pursuant to an investment representation and without registration of the Shares.

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APPENDIX A

INSPIREMD, INC.

2006 Employee Stock Option Plan

Designated for the Israeli Income Tax Ordinance

ARTICLE I

Purpose

1.	The purpose of this 2006 Employee Stock Option Plan (the “Israeli Plan”) shall be as defined in the InspireMD, Inc. 2011 UMBRELLA Option Plan (the “Umbrella Plan”), and is intended to harmonize the terms and conditions of the Umbrella Plan with applicable Israeli law and provide specific provisions regarding Optionees (as defined below) who are subject to the Ordinance (as defined below). Unless expressly provided in this Israeli Plan, the provisions of the Umbrella Plan shall apply.

2.	This Israeli Plan is intended to promote the interests of InspireMD, Inc. (the “Company”) and its Affiliates, if any, (the “Group Companies”) by providing present and future officers of the Group Companies, other employees of the Group Companies (including directors of the Group Companies who are also employees of the Group Companies) and consultants of the Group Companies with an incentive to enter into and continue in the employ of the Group Companies and to acquire a proprietary interest in the long-term success of the Group Companies. The Company’s Board of Directors (the “Board of Directors”) shall have the authority to determine additional persons which will be granted rights under the Israeli Plan.

3.	The word “Affiliate”, when used in the Israeli Plan, shall mean any “employer company” within the meaning of Section 102(a) of the Israeli Income Tax Ordinance (New Version), 5721-1961 (the “Ordinance”).[1]

ARTICLE II

Administration

4.	The Israeli Plan shall be administered by the Board of Directors. The Board of Directors shall have the authority in its sole discretion, subject and not inconsistent with the express provisions of the Israeli Plan, to administer the Israeli Plan and to exercise all the powers and authorities specifically granted to it under the Israeli Plan as necessary and advisable in the administration of the Israeli Plan, including, without limitation:

a.	To determine which of the eligible, officers, employees, directors, and consultants of the Group Companies or other person shall be granted Options, as that term is defined below (“Optionees”, and each an “Optionee”), provided however, that (a) employees, officers and directors (excluding controlling members as defined in Section 32(9) of the Ordinance2) (“Employees”, and each an “Employee”) may only be granted Options pursuant to Section 102 of the Ordinance and the rules and regulations promulgated thereunder, including the Income Tax Regulations (Tax Relief for Issue of Shares to Employees), 5763 -2003, (“Section 102 Options”); and (b) those who have no employee/employer relationship with the Group Companies and are not ‘office holders’ (such as consultants and service providers), and Controlling Members (“Consultants”, and each a “Consultant”), may only be granted Options pursuant to Section 3(i) of the Ordinance (“Section 3(i) Options”);

b.	To determine the type of options to be granted, i.e. Section 102 Options or Section 3(i) Options (each, an “Option”) the dates on which each Option will be granted (the “Grant Date”);

c.

To determine the number of Shares, as that term is defined below, to which an Option may relate, the terms, conditions and restrictions of each Option, the exercise price of each Option (the “Option Exercise Price”), the date on which each Option becomes exercisable (the “Exercise Date”), the duration of the exercise period and any other restrictions on the exercise of Options issued hereunder;

1 s. 102 (a) of the Ordinance: “employer company” – any of the following: (1) an employer that is an Israeli resident company or a foreign resident company with a permanent enterprise or a research and development center in Israel, if the Commissioner so approved (for this purpose: the employer), (2) a company that is a controlling member of the employer or of which the employer is a controlling member, or (3) a company controlled by a person if the same person controls the employer.

2 s. 32(9) of the Ordinance: “controlling member” – a person who holds, directly or indirectly, alone or with a relative, one of the following: (a) at least 10% of the issued share capital or at least 10% of the voting power; the right to hold at least 10% of the issued share capital or at least 10% of the voting power, or a right to acquire either; (c) the right to receive at least 10% of the profits; (d) the right to appoint a director.

d.	To determine the form or forms of the option agreements under the Israeli Plan (the “Option Agreement”) (which forms shall be consistent with the terms of the Israeli Plan but need not be identical), any other instruments that constitute or contain a Company obligation to grant an Option under the Israeli Plan (each, a “Grant Instrument”), as that term is defined below, and ancillary documentation;

e.	To determine whether, to what extent, and under what circumstances, an Option may be settled, canceled, forfeited, exchanged or surrendered;

f.	To construe and interpret the Israeli Plan, Option Agreements, any Option, Grant Instruments and ancillary documentation and to make all other determinations deemed necessary or advisable for the administration of the Israeli Plan; and

g.	To prescribe, amend and rescind rules and regulations relating to the Israeli Plan.

5.	All decisions, determinations and interpretations of the Board of Directors shall be final and binding on all Optionees, unless otherwise determined by the Board of Directors.

6.	Insofar as the Board of Directors is entitled by law to delegate all and any of its powers and authority granted it under this Israeli Plan to a committee of the Board of Directors, the Board of Directors shall be entitled to delegate same to its Remuneration Committee (the “Committee”). The Committee shall select one of its members as its Chairman, and shall hold its meetings at such times and places as it shall determine. A majority of its members shall constitute a quorum. All actions of the Committee shall be taken with the approval of a majority of its members. Any action may be taken by a written document (in lieu of meeting) signed by the Committee, and action so taken shall be fully as effective as if it had been taken by a vote of the majority of the members at a meeting duly called and held. The Committee may appoint a Secretary who shall keep records of its meetings, and shall make such rules and regulations for the conduct of its business as it shall determine.

7.	The Committee may recommend to the Board of Directors to adopt such rules and regulations for implementing the Israeli Plan as it may deem advisable. No member or former member of the Board of Directors or of the Committee shall be liable for any action, failure to act, or determination made in good faith with respect to the Israeli Plan or any right granted thereunder.

8.	The Board of Directors may designate Options granted pursuant to Section 102 as (1) “Approved 102 Options” (i.e. Options granted pursuant to Section 102(b) of the Ordinance and held in trust by a trustee for the benefit of the Optionee); or (2) “Unapproved 102 Options” (i.e. Options granted pursuant to Section 102(c) of the Ordinance and not held in trust by a trustee).

9.	The Board of Directors may elect for Approved 102 Options to be classified as either (1) “Work Income Options” that qualify for tax treatment in accordance with the provisions of Section 102(b)(1) of the Ordinance; or (2) “Capital Gain Options” that qualify for tax treatment in accordance with the provisions of Section 102(b)(2) of the Ordinance (the “Election”).

10.	Unapproved 102 Options may be granted until the Board of Directors’ Election has been appropriately filed with the Israeli tax authorities, which election must be made at least thirty days before the date of the first grant of an Approved 102 Option under this Israeli Plan or according to the instructions published by the Israeli tax authorities from time to time. The Election shall remain in effect until the end of the subsequent year following the year during which the Board of Directors first granted such Approved 102 Options. During the period indicated in the sentence above, the Board of Directors may grant only the type of Approved 102 Option it has elected, which Election shall apply to all Optionees who were granted Approved 102 Options during the period indicated herein, all in accordance with the provisions of Section 102(g) of the Ordinance, as amended. For the avoidance of doubt, such Election shall not prevent the Board of Directors from granting, at all times, Unapproved 102 Options to Employees or Section 3(i) Options to Consultants.

ARTICLE III

Option Shares

11.

The shares to be issued under the Israeli Plan (the “Option Shares”) shall be authorized but unissued shares of common stock, par value $0.0001 per share, of the Company (the “Shares”). The total number of Shares reserved for issuance under the Israeli Plan shall be equal to the total number of Shares reserved under Section 4 of the Umbrella Plan, subject to any adjustments and reductions made pursuant to the Umbrella Plan. Such Shares are reserved out of the total number of Shares reserved under Section 4 of the Umbrella Plan.

12.	The number of Shares available for grant of options under the Israeli Plan shall be decreased by the sum of the number of Shares with respect to which Options have been issued and are then outstanding and the number of Shares issued upon exercise of Options. In the event that any outstanding Option under the Israeli Plan for any reason expires, is terminated, or is canceled, the Shares covered by the unexercised portion of such option may again be subject to Options under the Israeli Plan.

13.	The Company shall at all times during the term of the option reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Options granted according to this Israeli Plan, shall pay all original issue taxes, if any, with respect to the issuance of Shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and shall, from time to time, use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

ARTICLE IV

Exercise Price

14.	Each Option Agreement and Grant Instrument with respect to an Option shall set forth the amount (the “Option Exercise Price”) which will be paid by the Optionee to the Company upon exercise of the Option. Payment shall be made in cash, or by certified check in the manner prescribed in Article VI (Exercise of Options, Termination) hereof.

ARTICLE V

Terms of Options

15.

The Board of Directors shall determine the dates after which, or circumstances in which, Options may be exercised, in whole or in part. If Options are exercisable in installments, then the installments or portions thereof which are exercisable and not exercised shall remain exercisable until such Options expire or terminate in accordance with the provisions herein.

16.	Notwithstanding any other provision of the Israeli Plan, no Option shall be exercisable after a date ten years from the date of grant of such Option (the “Expiration Date”).

17.	Unless determined otherwise by the Board of Directors with regard to all or any of the Optionees or the Options, the Options will be exercisable into Option Shares, as follows:

a.	One fourth (1/4th) of the Option Shares shall vest and become exercisable upon the expiration of twelve (12) months after the Grant Date thereof (the “First Vesting Date”) provided, however, that the Optionee is continuously employed or engaged by a Group Company from the Grant Date until the end of First Vesting Date;

b.	an additional one fourth (1/4th) of the Option Shares shall vest and become exercisable upon the expiration of twenty four (24) months after the Grant Date of the Option (the “Second Vesting Date”) provided, however, that the Optionee is continuously employed or engaged by a Group Company from the Grant Date until the end of Second Vesting Date; and

c.	an additional one fourth (1/4th) of the Options Shares shall vest and become exercisable upon the expiration of thirty six (36) months after the Grant Date of the Option (the “Third Vesting Date”) provided, however, that the Optionee is continuously employed or engaged by a Group Company from the Grant Date until the end of Third Vesting Date.

d.	an additional one fourth (1/4th) of the Options Shares shall vest and become exercisable upon the expiration of forty eight (48) months after the Grant Date of the Option (the “Fourth Vesting Date”) provided, however, that the Optionee is continuously employed or engaged by a Group Company from the Grant Date until the end of Forth Vesting Date.

ARTICLE VI

Exercise of Options, Termination

18.	Subject to Article X (Trustee) below, the exercise of any Option shall be effected by an Optionee signing and returning to the Company at its principal office a notice of exercise in the form prescribed from time to time by the Company or the Committee (a “Notice of Exercise”), along with payment for the Option Shares purchased thereby. Such payment will be made in dollars or shekels in accordance with the terms of the specific Option Agreement.

19.	Subject to Article X (Trustee) below, the Company shall issue Option Shares, in the name of the respective Optionee, and deliver to him a certificate or certificates, as the case may be, representing such shares as soon as practicable after a Notice of Exercise and payment for the shares shall be received. If Article X (Trustee) applies, then exercise of the Options will be subject to the agreement with the Trustee, as that term is defined below, and in accordance with Section 102 of the Ordinance.

20.	The Company may, if required under any applicable law, require that an Optionee deposit with the Company, in cash, at the time of exercise, such amount as the Company deems necessary to satisfy its obligations to withhold taxes or other amounts incurred by reason of the exercise or the transfer of shares thereupon.

21.	All Shares purchased upon the exercise of an Option as provided herein shall be fully paid and non-assessable.

22.	In the event that an Option is exercised by any person or persons other than the Optionee, pursuant to Article VII (Non-Transferability of Option Rights), such Notice of Exercise shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option.

23.	If the Optionee shall cease to be employed or engaged by a Group Company, as the result of his resignation, then the Optionee shall have the right to exercise the Options, but only to the extent that the Options are exercisable as of the date Optionee resigns (according to the provisions of Article V (Terms of Options)), within thirty (30) days as of the Termination Date.

24.	If the Optionee shall cease to be employed or engaged by a Group Company, as the result of his dismissal without Cause, then the Optionee shall have the right to exercise the Options, but only to the extent that the Options are exercisable on the date of Optionee’s dismissal (according to the provisions of Article V (Terms of Options)), within sixty (60) days after the Termination Date.

25.	If the Optionee shall cease to be employed or engaged by a Group Company as the result of his disability or retirement with the consent of the Group Company, then the Option, to the extent that it is exercisable by him at the time he ceases to be employed or engaged by the Group Company, and only to the extent that the Option is exercisable as of such time as defined in Article V (Terms of Options), may be exercised by him within one (1) year, after the Termination Date.

26.	If the Optionee shall die while employed or engaged by a Group Company, his estate, personal representative, or beneficiary shall have the right, subject to the provisions of Article V (Terms of Options), to exercise the Option (to the extent that the Optionee would have been entitled to do so at the time of his death) at any time within two (2) years from the date of his death.

27.	If the Optionee shall be terminated for Cause, then, all Options, whether exercisable or not on the date that the Group Company delivers to the employee a termination notice, will expire and may not be further exercised.

28.	For the purpose of this Israeli Plan, “Cause” shall exist if Optionee (i) breaches any of the material terms or conditions of his employment agreement, or agreement to provide services to the Group Company, including, without limitation, the breach of any duty of non-disclosure or non-competition; (ii) engages in willful misconduct or acts in bad faith with respect to any Group Company in connection with his employment or other agreement with a Group Company; or (iii) is convicted of a felony.

29.	In the event of the institution of any legal proceedings directed to the validity of the Israeli Plan or the Option, the Company may, in its sole discretion, and without incurring any liability therefore to the Optionee, terminate the Option.

30.	All terms and conditions herein are subject to any applicable law.

31.	For purposes of this Article VI, “Termination Date” shall mean the date on which Optionee’s employment or engagement with a Group Company is terminated.

ARTICLE VII

Non-Transferability of Option Rights

32.	An Option that is granted hereunder shall not be transferable otherwise than by will or the laws of descent and distribution. To the extent provided in Article VI (Exercise of Options, Termination), an Option may be exercised, during the lifetime of the Optionee, only by the Optionee. More particularly (but without limiting the generality of the foregoing), the Option may not be assigned, transferred (except as provided above), pledged or hypothecated in any way, shall not be assignable by operation of law, and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions of the Option Agreement or the Israeli Plan, and the levy of any execution, attachment, or similar process upon the Option, shall be null and void and without effect; provided, however, that if the Optionee shall die while in the employ of the Company or any subsidiary, his estate, personal representative, or beneficiary shall have the right to exercise the Option to the extent exercisable in accordance with Article VI (Exercise of Options, Termination).

ARTICLE VIII

Adjustments

33.	In the following events (each a “Transaction”):

a.	a merger or consolidation of the Company (a “Merger”) with or into any company (the “Successor Company”) resulting in the Successor Company being the surviving entity; or

b.

an acquisition of: (i) all or substantially all of the shares or assets of the Company in one or more related transactions to another party (a “Share Sale”), or (ii) all or substantially all of the assets of the Company, in one or more related transactions to another party, in each case such acquirer of shares or assets is referred to herein as the “Acquiring Company”;

unexercised Options remain outstanding under the Israeli Plan (the “Unexercised Options”), there shall be substituted for the shares of Shares subject to the Unexercised Options an appropriate number of shares of such class of shares or other securities of the Successor Company or the Acquiring Company, as the case may be (or, if such company is not an operating company, of the first operating company in the ownership chain of such company) (the “Substitute Shares”). Appropriate equitable adjustments shall be made in the purchase price per share of the Substitute Shares subject to the Unexercised Options, and all other terms and conditions of the Option Agreements, such as the vesting dates, shall remain in force, all as will be determined by the Board of Directors whose determination shall be final.

34.	The Committee shall have full authority to determine any provisions regarding the acceleration of the vesting period of any Option or the cancellation of all or any portion of any outstanding restrictions with respect to any Option or Ordinary Share upon certain events or occurrences, and to include such provisions in the Option Agreement on such terms and conditions as the Committee shall deem appropriate.

35.	Subject to applicable law, the Committee shall have full authority to, at any time and from time to time, without the approval of the stockholders of the Company, (i) grant in its discretion to the holder of an outstanding Option, in exchange for the surrender and cancellation of such Option, a new Option having an exercise price lower than provided in the Option (and related Option Agreement) so surrendered and canceled and containing such other terms and conditions as the Committee may prescribe in accordance with the provisions of the Israeli Plan, or (ii) effectuate a decrease in the Option Exercise Price of outstanding Options. At the full discretion of the Committee such actions may be brought before the stockholders of the Company for their approval.

36.	Subject to any provision in the Article of Association of the Company, as amended from time to time (the “Articles”), in the event of a Share Sale or a Merger, each Optionee shall participate in the Share Sale or the Merger and sell or exchange, as the case may be, all of his or her Option Shares and Options in the Company, provided, however, that each such Options Share or Option shall be sold or exchanged at a price or ratio (as the case may be) equal to that of any other share sold or exchanged under the Share Sale or the Merger (minus the applicable exercise price), while accounting for changes in such price or ratio due to the respective terms of any such Option.

37.	With respect to Option Shares held in trust the following procedure will be applied: the Trustee (as defined below) will transfer the Option Shares held in trust and sign any document in order to effectuate the transfer of Option Shares, including share transfer deeds, provided, however, that the Trustee receives a notice from the Board, specifying that: (i) all or substantially all of the issued outstanding share capital of the Company is to be sold or exchanged, and therefore the Trustee is obligated to transfer the Option Shares held in trust; (ii) the Company is obligated to withhold at the source all taxes required to be paid upon release of the Option Shares from the trust and to provide the Trustee with evidence, satisfactory to the Trustee, that such taxes indeed have been paid; (iii) the Company is obligated to transfer the consideration for the Option Shares directly to the Optionees.

38.	For avoidance of doubt, the Shares issuable upon exercise of the Options will be subject to the provisions of the Articles.

ARTICLE IX

Changes in Capitalization

39.	In case of any Change in Capitalization, as that term is defined below, appropriate equitable adjustments shall be made by the Board of Directors, whose determination shall be final, to the number of shares which may be purchased under the Israeli Plan, and the number of shares and the Option Exercise Price per share which may be purchased under outstanding Option Agreements. Solely for purposes of this Israeli Plan, “Change in Capitalization” shall mean any increase or reduction in the share capital of the Company, or any change or exchange of the Shares for a different number or kind of shares or other securities, by reason of a reclassification, recapitalization, consolidation, reorganization, dividend or other distribution (whether in the form of cash, stock or other property), stock split, spin-off, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

ARTICLE X

Trustee

40.	Approved 102 Options granted under the Israeli Plan and any Shares allocated or issued upon exercise of such Approved 102 Options, including all rights attaching to such shares, and other shares received subsequently following any realization of rights (including bonus shares), will be allocated or issued to a trustee nominated by the Board of Directors (the “Trustee”) and approved in accordance with the provisions of Section 102 of the Ordinance, and will be held by the Trustee for the benefit of the Optionees.

41.

Approved 102 Options and any shares received following exercise of Approved 102 Options, including all rights attached to such shares, and other shares received subsequently following any realization of rights (including bonus shares), will be held by the Trustee for a period of (i) at least twenty four (24) months from the Grant Date of the Capital Gain Options occurs, or (ii) at least twelve (12) months from the Grant Date of the Work Income Options occurs (the “Trust Period”). If the requirements for Approved 102 Options are not met, then the Approved 102 Options will be regarded as Unapproved 102 Options. Notwithstanding the aforesaid, Option Shares received upon the exercise of Options may be sold or transferred, and the Trustee may release such Option Shares (or Approved 102 Options) from trust, prior to the lapse of the Trust Period, provided, however, that tax is paid or withheld in accordance with Section 102(b)(4) of the Ordinance and Section 7 of the Income Tax Rules (Tax Relief in Issuance of Shares to Employees), 2003. However, the Committee may, in its sole discretion, require an Optionee not to sell the Option Shares or transfer the Options in the Optionee’s name prior to the lapse of the Trust Period.

42.	All rights attaching to any shares received following exercise of Approved 102 Options, and other shares received subsequently following any realization of rights (including bonus shares), will be subject to the same taxation treatment applicable to such received shares.

43.	Section 3(i) Options granted under the Israeli Plan and any shares allocated or issued upon exercise of such Section 3(i) Options and other shares received following any realization of rights, in the Board of Director’s discretion, may be allocated or issued to a Trustee and will be held by the Trustee until all of the terms required for release thereof, as set forth herein and in the applicable Option agreement with the Optionee, are fulfilled, including payment of the required taxes. Anything to the contrary notwithstanding, the Trustee shall not transfer to an Optionee any Section 3(i) Options which were not already exercised into shares by the Optionee.

44.	The Trustee shall not transfer to the Optionee any shares allocated or issued upon exercise of Options prior to the full payment of the Optionee’s tax liabilities arising from or relating to Options which were granted to the Optionee or any shares allocated or issued upon exercise of such Options.

45.	Upon receipt of an Option, the Optionee shall sign an undertaking to release the Trustee from any liability in respect of any action or decision duly taken and bona fide executed in relation with Israeli Plan or any Option or Share granted to the Optionee thereunder.

ARTICLE XI

No Obligation to Exercise Option

46.	Granting of an Option shall impose no obligation on the recipient to exercise such Option.

ARTICLE XII

Use of Proceeds

47.	The proceeds received from the issuance of Option Shares upon exercise of Options pursuant to the Israeli Plan shall be used for general corporate purposes.

ARTICLE XIII

Rights of a Stockholder; Voting Rights

48.

The Optionee shall have no rights of a stockholder with respect to Option Shares to be acquired by the exercise of an Option until a certificate or certificates representing such shares are issued to him following exercise of those Options which are fully vested and exercisable. Upon issuance of a certificate or certificates, the Optionee shall have the rights of a stockholder attaching to Shares subject to the Voting Proxy defined below.

49.	In the Option Agreement, the Optionee will grant the Trustee an irrevocable proxy (a “Voting Proxy”) to represent the Optionee at all meetings of the stockholders of the Company, and to abstain from voting the Optionee’s Option Shares at such meetings. Upon the consummation of an IPO of Company shares, the Voting Proxy will be deemed cancelled and of no further effect.

ARTICLE XIV

Employment Rights

50.	Nothing in the Israeli Plan or in any Option granted hereunder shall confer on any Optionee who is an employee or service provider any right to continue in the employ of the Company or a Group Company, or to interfere in any way with the right of the Company or a Group Company to terminate the Optionee’s employment or engagement at any time.

ARTICLE XV

Compliance with the Law

51.	The Company is relieved from any liability for the non-issuance or non-transfer or any delay in issuance or transfer of any Shares subject to Options under the Israeli Plan which results from the inability of the Company to obtain, or from any delay in obtaining, from any regulatory body having jurisdiction, all requisite authority to issue or transfer the Shares upon exercise of the Options under the Israeli Plan, if counsel for the Company deems such authority necessary for lawful issuance or transfer of any such shares. Appropriate legends may be placed on the stock certificates evidencing shares issued upon exercise of Options to reflect such transfer restrictions.

ARTICLE XVI

Transfer of Shares

52.	Any issued Option Shares shall, unless such shares are registered in accordance with the United States Securities Act of 1933, as amended (the “Act”), be sold only in accordance with exemptions under such Acts. There shall be no exercises, transfers, sales or other dispositions of issued Option Shares unless such shares are either registered or exempt from registration, provided, however, that in the event of an IPO, such exercise, transfer or other disposition will be subject to any lock up provision as agreed by the Company.

ARTICLE XVII

Investment Representation

53.	Each Optionee exercising any Option under the Plan acknowledges, by virtue of such exercise, that the Company has not, as of the date of the approval of this Plan by the Board of Directors, registered the shares covered thereby under the Act. The Optionee shall sign and deliver to the Company, if requested, a separate investment representation, certificate or such other document as may be required by the Company’s counsel, to such effect; provided, however, that such Option, representation, certificate or other document may provide that the said investment restriction shall not be operative as to such Option Shares as may in the future be registered with the Securities and Exchange Commission pursuant to the Act. Furthermore, the Company may place a legend on any share certificate delivered to the Optionee to the effect that such shares were acquired pursuant to an investment representation and without registration of the shares.

ARTICLE XVIII

Effectiveness and Term of Plan

54.	This Israeli Plan was originally adopted by the board of directors of Inspire MD Ltd. on June 20, 2006. The Israeli Plan was subsequently adopted by the Board of Directors and assumed as a sub-plan to the Umbrella Plan on March 28, 2011. The Israeli Plan shall expire on March 27, 2021, except as to Options outstanding on that date. No Option shall be granted pursuant to the Israeli Plan after its expiration. All Shares reserved for issuance under the Israeli Plan, in respect of which the right of an Optionee to purchase the same shall for any reason terminate, expire or otherwise cease to exist, shall again be available for grant through Options under the Israeli Plan.

ARTICLE XIX

Amendment or Discontinuance of Plan

55.	The Board of Directors may, without the consent of the stockholders of the Company or the Optionees under the Israeli Plan, at any time terminate the Israeli Plan entirely and at any time, from time to time, amend or modify the Israeli Plan, provided that no such action shall adversely affect Options granted hereunder without the Optionee’s consent, and provided further that no such action by the Board of Directors, without the approval of the stockholders, may increase the total number of Shares which may be purchased pursuant to Options granted under the Israeli Plan.

ARTICLE XX

Tax Consequences and Other Requirements

56.	The exercise of an Option that is granted hereunder shall be subject to the condition that if at any time the Company shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any shares otherwise deliverable upon such exercise upon any securities exchange or under any national, state or federal law, or that the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise in the delivery or purchase of shares pursuant thereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Any tax obligations arising from the grant or exercise of an Option, from the payment for the Option Shares covered thereby or from any other event or act (of the Company or the Optionee) hereunder, shall be borne solely by the Optionee. Furthermore, the Optionee hereby agrees and undertakes to indemnify the Company, its directors and officers and any Trustee that holds the Options, and hold them harmless against and from any and all liability for any such tax or interest thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionee.

ARTICLE XXI

Governing Law

57.	The Israeli Plan and all instruments issued hereunder shall be governed by and interpreted in accordance with the laws of the State of Israel.

ARTICLE XXII

Notices

58.

Each notice relating to the Israeli Plan shall be in writing and delivered in person or by first class mail; postage prepaid, to the address as hereinafter provided. Each notice shall be deemed to have been given on the date it is received. Each notice to the Company shall be addressed to it at its principal offices. Each notice to the Optionee or other person or persons then entitled to exercise an Option shall be addressed to the Optionee or such other person or persons at the Optionee’s last known address.

ARTICLE XXIII

Interpretation

59.	The interpretation and construction of any terms or conditions of the Israeli Plan, or of this Agreement or other matters related to the Israeli Plan by the Board of Directors shall be final and conclusive.

APPENDIX B

INSPIREMD, INC.

2011 U.S. Equity Incentive Plan

Designated for the U.S. Internal Revenue Code

ARTICLE I

Purpose

1.	The purpose of this U.S. Equity Incentive Plan (the “U.S. Plan”) shall be as defined in the InspireMD, Inc. 2011 UMBRELLA Option Plan (the “Umbrella Plan”), and is intended to harmonize the terms and conditions of the Umbrella Plan with the United States Internal Revenue Code of 1986, as amended (the “Code”) and provide specific provisions regarding Grantees to whom the US Tax Rules apply (the “US Grantees”). Unless expressly provided in this U.S. Plan, the provisions of the Umbrella Plan shall apply to US Grantees. Capitalized terms used and not otherwise defined in this U.S. Plan have the meanings given to them in the Umbrella Plan.

2.	With respect to any Grantee who is subject to the reporting requirements of Section 16 of the Exchange Act, the U.S. Plan and all transactions under the U.S. Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act. To the extent any provision of the U.S. Plan or action by the Committee fails to so comply, such provision or action shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.

ARTICLE II

Options and Shares

3.	The Options granted and the Shares to be issued are as defined under the Umbrella Plan.

a.	Types of Options. Options shall be granted under the U.S. Plan as Options that do not meet the requirements of Section 422 of the Code. Options may be granted from time to time by the Board to all employees of the Company or of any parent or subsidiary company of the Company (as defined in Sections 424(e) and (f), respectively, of the Code), and also to all non-employee directors and consultants of the Company or any such other company.

b.

Limitations on Options and Shares. Notwithstanding anything to the contrary contained herein, subject to adjustment pursuant to Section 9 of the Umbrella Plan, during any calendar year the maximum number of shares with respect to which Options may be granted to an officer of the Company (or any subsidiary) subject to Section 16 of the Exchange Act or a “covered employee” as defined in Section 162(m)(3) of the Code is one million (1,000,000) Shares.

c.	Limitations on Grantees. “Consultant” means any natural person, who is not an employee, rendering bona fide services to the Company or a subsidiary, with compensation, pursuant to a written independent contractor agreement between such person (or any entity employing such person) and the Company or a subsidiary, provided that such services are not rendered in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

ARTICLE III

Exercise Price

4.

The Exercise Price shall be as defined under the Plan provided that the Exercise Price shall be equal to the fair market value of the Share on the date of such grant, determined as follows: (i) if the Company is publicly-traded, the closing price of a Share on the Date of Grant; or (ii) if the Company is not publicly-traded, as determined by (A) the Administrator, in good faith, based on the reasonable application of a reasonable valuation method, considering factors relevant to the value of the Shares, or (B) a qualified independent appraiser, based on a reasonable valuation method, which determination being made no more than twelve (12) months before the respective stock option grant date; provided however, that in the event that prior to the end of each such twelve (12) months period subsequent to the relevant appraisal date the Company undergoes an event which will have a material effect on the value of the Share, the Company shall carry out and receive an updated analysis from a qualified independent appraiser regarding the fair market value of the Share for any new grant. Each Option Agreement shall contain the exercise price determined for each Grantee. Each vested Option shall entitle the Grantee to purchase one Share at the Exercise Price, subject to the provisions of the Plan, the Option Agreement and the Tax Rules.

ARTICLE IV

Exercise of Options, Termination

5.	The exercise and termination of any Option shall be as defined under the Plan and shall be subject to the following provisions:

a.	Employees: Exercise of Option After Termination of Employment. If the Grantee’s employment with (a) the Company, (b) the Group or (d) a corporation (or parent or subsidiary corporation of such corporation) issuing or assuming a stock option in a transaction to which section 424(a) of the Code applies, is terminated for any reason other than by disability (within the meaning of section 22(e)(3) of the Code) or death, the Grantee may exercise only the rights that were available to the Grantee at the time of such termination and only within the time periods set forth under the Umbrella Plan. If the Grantee’s employment is terminated as a result of disability, such rights may be exercised only within the time periods set forth under the Umbrella Plan. Upon the death of the Grantee, his or her designated beneficiary or legal representative shall have the right, at any time within the time periods set forth under the Umbrella Plan, to exercise in whole or in part any rights that were available to the Grantee at the time of death. Notwithstanding the foregoing, no rights under this Option may be exercised after the Expiration Date.

b.

Directors: Exercise of Option After Termination of Services as a Director. If the Grantee ceases to be a Director and no longer serves as a consultant or an employee of the Company or the Group, the Grantee or the Grantee’s legal representative may exercise only the rights that were available to the Grantee at the time of such termination and only within the time periods set forth under the Umbrella Plan. Notwithstanding the foregoing, no rights under this Option may be exercised after the Expiration Date.

c.	Consultants: Exercise of Option After Termination of Consulting Relationship/Services Engagement. If the Grantee’s consulting relationship or other services engagement with the Company or the Group is terminated for any reason, the Grantee or the Grantee’s legal representative may exercise only the rights that were available to the Grantee at the time of such termination and only within the time periods set forth under the Umbrella Plan. Notwithstanding the foregoing, no rights under this Option may be exercised after the Expiration Date.

ARTICLE V

Non-Transferability of Option Rights

6.	Any Option granted hereunder shall be subject to the non-transferability restrictions as defined under the Umbrella Plan. Without derogating from the above, any Option shall not be transferable by the Grantee thereof otherwise than, in the case of an individual, by will or the laws of descent and distribution, and shall be exercisable, during the Grantee’s lifetime, only by the holder. The Board may waive this restriction in any particular case, provided that the Options may be transferable only to the extent permitted by the Code.

ARTICLE VI

Restricted Stock

7.	The Administrator may at it sole discretion grant Shares pursuant the Plan.

a.

Terms. The Administrator may issue Shares to employees, non-employee directors and consultants subject to forfeiture or to the Company’s right to repurchase such shares (“Restricted Stock”). Shares of Restricted Stock may be issued without cash consideration or for such consideration as may be determined by the Administrator. The Administrator shall determine the duration of the period of time (the “Restricted Period”) during which, the price (if any) at which, and the other conditions under which, the shares may be forfeited or repurchased by the Company and other terms and conditions of such grants.

b.	Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Administrator, during the Restricted Period. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the holder, shall contain such legend as the Administrator may require with respect to the restrictions on transfer and, if required by the Administrator, shall be deposited by the holder, together with a stock power endorsed in blank, with the Company. At the expiration of the Restricted Period with respect to any of such shares, the Company shall deliver a certificate with respect to such shares, without a legend referring to the Plan’s restrictions on transfer, to the Grantee or, if the Grantee has died, to the Grantee’s designated beneficiary or legal representative.

c.	Restricted Stock Purchase Agreement. Each recipient of Restricted Stock shall enter into a Restricted Stock Purchase Agreement with the Company that shall specify the terms and conditions of such grant of Restricted Stock and shall contain such other terms and conditions not inconsistent with the provisions of the Umbrella Plan and of this U.S. Plan as the Administrator considers necessary or advisable to achieve the purposes of the Umbrella Plan and U.S. Plan or comply with applicable tax and regulatory laws and accounting principles. The form of such Restricted Stock Purchase Agreement may vary among Grantees. The Restricted Stock Purchase Agreement may be amended by the Administrator in any respect, provided that the consent of the Grantee shall be required for any amendment, other than an amendment made in order to conform the Restricted Stock Purchase Agreement or the Umbrella Plan or this U.S Plan to restrictions imposed by securities or tax laws or regulations, that would materially and adversely affect the Grantee.

ARTICLE VII

Adjustments and Substitution

8.	Upon the occurrence of any Transaction the required adjustment and substitution shall be implemented as defined under the Plan provided that any such adjustment shall comply with Section 409(A) of the Code.

ARTICLE VIII

Changes in Capitalization

9.	In case of any change in the capitalization of the Company, the appropriate equitable adjustments shall be made as defined under the Umbrella Plan. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the Umbrella Plan, the US Plan or any Option to violate Section 409A of the Code. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

ARTICLE IX

Rights of a Stockholder

10.	The Grantee’s rights with respect to Shares to be acquired by the exercise of an Option shall be as defined under the Umbrella Plan.

ARTICLE X

Compliance with the Law

11.	The Company’s relief from any liability for the non-issuance or non-transfer or any delay in issuance or transfer of any Shares subject to Options shall be as defined under the Umbrella Plan.

a.	Compliance with Securities Laws. It shall be a condition to the Grantee’s right to purchase Shares that the Company may, in its discretion, require (a) that the Shares reserved for issue upon the exercise of this Option shall have been duly listed, upon official notice of issuance, upon any national securities exchange or automated quotation system on which the Company’s stock may then be listed or quoted, (b) that either (i) a registration statement under the United States Securities Act of 1933, as amended (the “Act”), with respect to the shares shall be in effect, or (ii) in the opinion of counsel for the Company, the proposed purchase shall be exempt from registration under the Act and the Grantee shall have made such undertakings and agreements with the Company as the Company may reasonably require, and (c) that such other steps, if any, as counsel for the Company shall consider necessary to comply with any law applicable to the issue of such shares by the Company shall have been taken by the Company or the Grantee, or both. The certificates representing the Shares purchased under any Option may contain such legends as counsel for the Company shall consider necessary to comply with any applicable law.

b.	Incorporation of Section 409A of the Code. This Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an award, issuance, and/or payment is subject to Section 409A of the Code, it shall be awarded and/or issued or paid in a manner that will comply with Section 409A of the Code, including proposed, temporary, or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. Any provision of this Plan that would cause an award, issuance and/or payment to fail to satisfy Section 409A of the Code shall have no force and effect until amended to comply with Section 409A of the Code (which amendment may be retroactive to the extent permitted by applicable law).

ARTICLE XI

Tax Consequences and Withholding

12.	Any tax consequences arising from the grant or exercise of any Option or Shares shall be borne solely by the Grantee as described under the Umbrella Plan.

13.	Without derogating from the above, the Grantee shall pay to the Company, or make provision satisfactory to the Administrator for payment of, any taxes required by law to be withheld in respect of any Option or Shares no later than the date of the event creating the tax liability. In the Administrator’s sole discretion, such tax obligations may be paid in whole or in part in Shares, including Shares retained from the exercise of the Option or from the grant of Restricted Stock creating the tax obligation, valued at the fair market value of the Shares on the date of delivery to the Company as determined in good faith by the Administrator. The Company and any of its affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Grantee.

ARTICLE XII

Interpretation

14.	The interpretation and construction of any terms or conditions of the Umbrella Plan, or of this U.S. Plan or other matters related to the Umbrella Plan or U.S. Plan by the Administrator shall be final and conclusive. In the event of any contradiction between this U.S. Plan and the Umbrella Plan, the terms of the Umbrella Plan shall prevail, except of tax issues including provisions in the opinion of the Administrator that related to Section 409A of the Code.

***************************

INSPIREMD, INC.
ATTN: CRAIG SHORE
4 MENORAT HAMAOR ST.
TEL AVIV 67448, ISRAEL

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The Board of Directors recommends you vote FOR the following:	For All	Withhold All	For All Except
1. Election of Directors **Nominees** 01 Sol J. Barer, Ph.D. 02 Paul Stuka	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote 3 YEARS on the following proposal:	1 year	2 years	3 years	Abstain
4. An advisory vote on whether an advisory vote on executive compensation should be held every one, two or three years.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:	For	Against	Abstain
5. Ratification of the appointment of Kesselman & Kesselman, Certified Public Accountants, as our independent registered public accounting firm for the fiscal year ending June 30, 2013.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000151936_1 R1.0.0.11699

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com.

INSPIREMD, INC
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held December 21, 2012
This proxy is solicited by the Board of Directors

The undersigned hereby constitutes and appoints Sol J. Barer, Ph.D. and Craig Shore, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent and to vote, as designated on this proxy card, all of the shares of common stock of InspireMD, Inc. held of record by the undersigned on November 1, 2012 at the Annual Meeting of Stockholders to be held at the offices of Haynes and Boone, LLP, located at 30 Rockefeller Plaza, 26th Floor, New York, New York 10112, on December 21, 2012, at 4:00 p.m. New York time, and at any adjournments or postponements thereof, on all matters coming before said meeting, and especially to vote on the items of business specified on this proxy card, as more fully described in the notice of the meeting dated November 9, 2012 and the proxy statement accompanying such notice. The undersigned hereby revokes any proxy or proxies previously given to represent or vote such common stock and hereby ratifies and confirms all actions that said proxy, his substitutes, or any of them, may lawfully take in accordance with the terms hereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000151936_2 R1.0.0.11699

Continued and to be signed on reverse side